UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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GE HealthCare Technologies Inc.
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Notice of 2026 Annual Meeting of Stockholders
GE HealthCare Technologies Inc.
500 West Monroe Street, Chicago, Illinois 60661

Logistics

Time and Date 8:00 a.m. Central Time on May 7, 2026	Venue Virtual via live webcast at: www.virtualshareholder meeting.com/GEHC2026	Record Date March 9, 2026
You may log into the meeting 15 minutes prior to the start of the meeting.

Items of Business

Proposal		Board Vote Recommendation
1	Election of the 8 Director Nominees Named in this Proxy Statement for a One-Year Term	FOR each director nominee

2	Approval of Our Named Executive Officers’ Compensation in an Advisory Vote	FOR

3	Ratification of the Appointment of Deloitte & Touche LLP as Our Independent Auditor for the Fiscal Year Ending December 31, 2026	FOR

Stockholders will also transact such other business as may properly come before the meeting, including any adjournment or postponement thereof.

How You Can Vote

Via the Internet at www.proxyvote.com, or at the website indicated on the materials provided to you by your broker

By Telephone Call the telephone number on your proxy card or voting instruction form

By Mail Sign, date, and return your proxy card or voting instruction form

If you are a beneficial owner and received a voting instruction form, please follow the instructions provided by your bank or broker to vote your shares.

You are invited to participate in the GE HealthCare Technologies Inc. (“GE HealthCare”) 2026 Annual Meeting of Stockholders. If you were a GE HealthCare stockholder at the close of business on March 9, 2026, the record date, you are entitled to vote at the meeting. Even if you plan to attend the live webcast, we encourage you to submit your vote as soon as possible through one of the methods available to you.
Cordially,
Frank R. Jimenez, Secretary

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 7, 2026
This Notice of the 2026 Annual Meeting of Stockholders and proxy statement, as well as GE HealthCare’s 2025 Annual Report on Form 10-K, are available free of charge at www.proxyvote.com or on the Investors section of our website, investor.gehealthcare.com.
The Board of Directors of GE HealthCare is soliciting proxies to be voted at our 2026 Annual Meeting of Stockholders on May 7, 2026, and at any postponed or reconvened meeting. We expect that the proxy materials or a notice of internet availability will be mailed and made available to stockholders beginning on or about March 19, 2026. At the meeting, votes will be taken on the matters listed in the Notice of 2026 Annual Meeting of Stockholders.
Where Can You Find More Information? See “Voting and Meeting Information” on page 70.
References to our website in this proxy statement, including the contents of GE HealthCare’s Sustainability Report or GE HealthCare’s 2025 Annual Report on Form 10-K, are for the convenience of readers, and information available at or through our website is not a part of, nor is it incorporated by reference in, these documents.

Table of Contents

1	Notice of 2026 Annual Meeting of Stockholders

3	Proxy Statement Summary

7	Corporate Governance Management Proposal No. 1: Election of Directors

7	Nominee Biographies
14	Board Leadership Structure
15	Board Composition
18	Board Committees
20	Key Areas of Board Oversight
23	Board Governance Policies and Practices
28	Stock Ownership Information
29	Director Compensation

31	Compensation Management Proposal No. 2: Approval of Our Named Executive Officers’ Compensation in an Advisory Vote

32	Compensation Discussion and Analysis
	32	Executive Summary
	35	Overview of Our 2025 Executive Compensation Programs
	36	Compensation Decisions and Outcomes
	43	Compensation Actions for 2025

	47	Other Compensation Elements
	47	Severance and Change in Control Arrangements
	48	Other Executive Compensation Policies and Practices
49	Compensation Committee Report
50	Compensation Tables
62	Other Compensation Disclosures
	62	2025 CEO Pay Ratio
	63	Pay Versus Performance
	65	Equity Compensation Plan Information

66	Independent Auditor Management Proposal No. 3: Ratification of the Appointment of Deloitte & Touche LLP as Our Independent Auditor for the Fiscal Year Ending December 31, 2026

66	Review and Engagement
67	Audit Committee Report
68	Fees Paid to Independent Auditor

69	Submitting 2027 Proposals

70	Voting and Meeting Information

73	Appendix

73	Non-GAAP Financial Measures
Forward-Looking Statements
This proxy statement contains forward-looking statements. These forward-looking statements might be identified by words, and variations of words, such as “will,” “expect,” “may,” “would,” “could,” “plan,” “believe,” “anticipate,” “intend,” “estimate,” “potential,” “position,” “forecast,” “target,” “guidance,” “outlook,” and similar expressions. These forward-looking statements may include, but are not limited to, statements about our business operations; our strategy; governance, sustainability, and compensation practices and policies; and financial information. Please see our risk factors, as they may be amended from time to time, set forth in our filings with the U.S. Securities and Exchange Commission (the “SEC”), including our most recently filed Annual Report on Form 10-K (the “2025 Form 10-K”). There may be other factors not presently known to us or which we currently consider to be immaterial that could cause our actual results to differ materially from those projected in any forward-looking statements we make. We do not undertake any obligation to update or revise our forward-looking statements except as required by applicable law or regulation.

2	GE HEALTHCARE 2026 PROXY STATEMENT

Proxy Statement Summary
This section summarizes and highlights certain information contained in this proxy statement but does not contain all the information that you should consider when casting your vote. Please review the entire proxy statement as well as the 2025 Form 10-K carefully before voting.
2026 Annual Meeting of Stockholders
Date and Time:
May 7, 2026 at 8:00 a.m. Central Time
Location:
Virtual via live webcast at: www.virtualshareholdermeeting.com/GEHC2026
Record Date:
Stockholders of record at the close of business on March 9, 2026 are entitled to attend and vote at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”). On that date, there were 456,290,143 shares of common stock of GE HealthCare Technologies Inc. (“GE HealthCare,” the “Company,” “we,” “us,” or “our”) outstanding and entitled to vote.
Voting Matters and Board Recommendations
Stockholders will be asked to vote on the following matters at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we encourage you to promptly submit your proxy with your voting instructions. You may do this over the internet, as well as by telephone or mail. See “Voting and Meeting Information” on page 70. The Company’s Board of Directors (the “Board”) is not aware of any matter that will be presented for a vote at the Annual Meeting other than those shown below.

Election of the 8 Director Nominees Named in this Proxy Statement for a One-Year Term
At the Annual Meeting, eight director nominees will stand for election to hold office until the 2027 Annual Meeting of Stockholders or until their successors have been elected and qualified.

Management Proposal 1

	The Board recommends a vote FOR each director nominee	See Page 7

Approval of Our Named Executive Officers’ Compensation in an Advisory Vote
We are asking stockholders to approve, on an advisory basis, the compensation paid to our named executive officers (“NEOs”) in 2025, as described in this proxy statement.

Management Proposal 2

	The Board recommends a vote FOR the say-on-pay proposal	See Page 31

Ratification of the Appointment of Deloitte & Touche LLP as Our Independent Auditor for the Fiscal Year Ending December 31, 2026
We are asking stockholders to ratify the selection of Deloitte & Touche LLP (“Deloitte”) as our independent auditor for the fiscal year ending December 31, 2026.

Management Proposal 3

	The Board recommends a vote FOR ratification of the Audit Committee’s selection of Deloitte & Touche LLP as our independent auditor for the fiscal year ending December 31, 2026	See Page 66

GE HEALTHCARE 2026 PROXY STATEMENT	3

Proxy Statement Summary
Company Overview
GE HealthCare is a leading global healthcare solutions provider of advanced medical technology, pharmaceutical diagnostics, and artificial intelligence (“AI”), cloud and software solutions that help clinicians tackle the world’s most complex diseases. We have approximately 54,000 colleagues dedicated to our purpose to create a world where healthcare has no limits. Serving patients and providers for nearly 130 years, GE HealthCare is delivering bold innovations designed for the next era of medicine to help clinicians deliver more personalized, precise patient care. This is complemented by our broad service capabilities and dedication to quality and integrity with a strong operational culture, supported by our lean business system, Heartbeat.
On January 3, 2023, we completed a spin-off from our former parent company, the General Electric Company, which now operates as GE Aerospace (“GE”). Within this proxy statement, we refer to this transaction, which resulted in GE HealthCare becoming an independent publicly traded company, as the “Spin-Off.”
Strategy
2025 was a year of disciplined execution and operational resilience as our industry continued to navigate a dynamic global environment, including tariffs. In light of these challenges, our teams moved with speed and agility to mitigate impact, while delivering strong commercial execution and progress on our innovation pipeline. Across GE HealthCare, our teams stayed focused on what matters most: supporting customers, advancing innovation, and delivering on our strategy centered on precision care, growth acceleration, and business optimization.
We delivered $20.6 billion in revenue, supported by healthy capital investment trends and strong demand for new products. We closed the year with a record backlog and solid book-to-bill, reinforcing the strength of our portfolio and the trust our customers place in us. Earnings per share grew, driven by healthy volume and ongoing productivity improvements, even with tariff impact, a testament to the significant mitigation work undertaken by our team. Our D3 strategy that integrates smart devices and drugs across disease states, enabled by digital, AI, and cloud solutions, continues to differentiate GE HealthCare.
The Board monitors operational excellence through the implementation of the Heartbeat business system and ongoing initiatives related to sustainability and access to care. In 2026, the Board remains focused on overseeing execution of the Company’s strategy to support sustainable growth, and enhance profitability and value creation for stockholders.
Our strategy prioritizes the following pillars:

Precision care Connected care pathways and digitization of healthcare	Growth acceleration Commercial capabilities and product leadership	Business optimization Sustainable margin expansion and strong cash flow

Compensation
Our executive compensation program is designed to attract, retain, and motivate top executive talent who create long-term value for our stockholders through execution of our business strategy. Our pay program is market-competitive, aligned with stockholder interests, and driven by strong governance practices for sound decision-making. Highlights of our executive compensation and governance practices include:
•A total rewards philosophy and guiding principles that serve as a clear and transparent framework for considering compensation designs and individual pay levels
•An executive compensation program designed to strengthen the link between pay and performance by having a significant portion of total executive compensation at-risk, performance-based, and long-term focused
•Use of a balanced mix of cash and equity and annual and long-term incentives
•Annual and long-term incentive plans that incorporate business-focused goals, which are intentionally aligned to balance risk, reinforce our strategy, and promote an ownership-oriented culture across the leadership team
•Robust governance practices, including stock ownership requirements, a clawback policy (with mandatory and discretionary components), prohibitions on hedging and pledging, and annual risk assessments
•Proactive outreach to understand our stockholders’ perspectives and views on our executive compensation program and philosophy

4	GE HEALTHCARE 2026 PROXY STATEMENT

Proxy Statement Summary
Director Nominees
The Nominating and Governance Committee (the “Governance Committee”) recommended and the Board nominated 8 of the 10 incumbent directors for election at the Annual Meeting to hold office until the 2027 Annual Meeting of Stockholders or until their successors have been elected and qualified. Dr. Risa Lavizzo‑Mourey and Dr. Tomislav Mihaljevic, each of whom has served on the Board since the Spin‑Off, have chosen not to stand for re-election to the Board due to other commitments and thus are not being nominated for re‑election at the Annual Meeting. The size of the Board will be 8 directors following the end of their terms at the Annual Meeting. The Board thanks Dr. Lavizzo‑Mourey and Dr. Mihaljevic for their invaluable service and outstanding contributions to the Company since the Spin-Off. Information about each director nominee in this Proxy Statement Summary is as of March 9, 2026.

H. Lawrence Culp, Jr.	Independent	Peter J. Arduini

Chairman Chairman and Chief Executive Officer GE Aerospace Age: 62		President and Chief Executive Officer GE HealthCare Technologies Inc. Age: 61

Rodney F. Hochman	Independent	Catherine Lesjak	Independent

Chief Executive Officer Emeritus Providence Age: 70		Audit Committee Chair Former Executive Vice President and Chief Financial Officer HP, and its predecessor, Hewlett-Packard Age: 67

Kevin A. Lobo	Independent	Anne T. Madden	Independent

Chair and Chief Executive Officer Stryker Corporation Age: 60		Senior Vice President, Portfolio Transformation Honeywell International Inc. Age: 61

William J. Stromberg	Independent	Phoebe L. Yang	Independent

Talent, Culture, and Compensation Committee Chair Former Chief Executive Officer T. Rowe Price Group Age: 65		Former General Manager Amazon Web Services, Healthcare Age: 56

GE HEALTHCARE 2026 PROXY STATEMENT	5

Proxy Statement Summary
Governance
GE HealthCare’s commitment to good corporate governance is embodied in our Governance Principles. The Governance Principles set forth the Board’s governance practices. The Governance Committee assesses the Governance Principles on an ongoing basis in light of current practices. The following is a summary of our significant corporate governance practices.

Key Corporate Governance Practices

•Majority of independent directors, with a goal of at least two-thirds independent; 7 out of 8 director nominees are independent
•Annual election of all directors by majority vote
•No supermajority provisions in governing documents
•Strong lead director with clearly delineated duties
•Lead director oversees the Board’s periodic review of its leadership structure
•Annual Board and committee self-evaluations
•Board-level oversight of AI strategy and sustainability matters
•Board refreshment mechanism (term limit of 15 years)

•Regular executive sessions of independent directors
•Board and committees may hire outside advisors independent of management
•Clawback policy that applies to all cash and equity incentive awards
•Prohibitions against hedging and pledging
•Robust stock ownership and retention requirements
•Limits on director outside board commitments (“overboarding”)
•No poison pill or dual-class shares
•Stockholder right to call special meetings at 25%
•Proxy access provisions

6	GE HEALTHCARE 2026 PROXY STATEMENT

Corporate Governance

Management Proposal No. 1 Election of Directors
All nominees are current GE HealthCare Board members.
What are you voting on?
At the Annual Meeting, eight director nominees will stand for election to hold office until the 2027 Annual Meeting of Stockholders or until their successors have been elected and qualified.

The Board recommends a vote FOR each director nominee

Nominee Biographies
The following information about each director nominee is as of March 9, 2026.

H. Lawrence Culp, Jr. | Independent Chairman Age: 62 Birthplace: United States
Key Skills & Experience
•Healthcare Industry
•Finance and Accounting
•Risk Management
•Global
•Academia and Nonprofit
Other Current Public Company Boards
•GE Aerospace
Prior Public Company Boards
•Danaher Corporation
•GlaxoSmithKline
•T. Rowe Price Group
Other Positions
•Member and former Chairman, Board of Visitors & Governors, Washington College
•Member, Board of Trustees, Wake Forest University

Chairman and Chief Executive Officer, GE Aerospace
Mr. Culp is the Chairman and Chief Executive Officer of GE Aerospace. Mr. Culp joined the GE Board of Directors in April 2018 and was appointed Chief Executive Officer of GE in October 2018. In June 2022, he assumed additional duty as Chief Executive Officer of GE Aerospace and became Chairman and Chief Executive Officer of GE Aerospace when it launched as a public company in April 2024. He has also served as the non-executive Chairman of our Board since the Spin-Off. As Chairman and Chief Executive Officer of GE, Mr. Culp led the industrial technology company’s multi-year financial and operational transformation. Under his leadership, GE further focused the company’s portfolio and simultaneously improved operations across its businesses by implementing and adopting lean with a relentless focus on safety, quality, delivery, and cost—in that order—to better serve customers. These efforts built a strong foundation for the successful creation of three independent, investment-grade public companies GE HealthCare, GE Vernova, and GE Aerospace. Each company is an industry leader with extensive global installed bases and a strong services orientation.
Prior to joining GE, Mr. Culp spent 25 years at Danaher Corporation, including serving as President and Chief Executive Officer from 2001 to 2014. Mr. Culp joined Danaher in 1990 at Veeder-Root, becoming President in 1993. He was appointed Group Executive and Corporate Officer in 1995, with responsibility for Danaher’s Environmental and Electronic Test and Measurement platforms while also serving as President of Fluke and Fluke Networks. He was named Executive Vice President in 1999, Chief Operating Officer in 2000, and President and Chief Executive Officer in 2001. Mr. Culp is a graduate of Washington College and Harvard Business School, and he served as a Senior Lecturer at Harvard Business School from 2015 to 2018. We believe that Mr. Culp’s globally recognized leadership, risk management, and executive management experience make him uniquely qualified to serve as our Chairman.

GE HEALTHCARE 2026 PROXY STATEMENT	7

Corporate Governance

Peter J. Arduini Age: 61 Birthplace: United States
Key Skills & Experience
•Healthcare Industry
•Finance and Accounting
•Science and Technology
•Risk Management
•Global
Other Current Public Company Boards
•Bristol Myers Squibb
Prior Public Company Boards
•Integra LifeSciences
Other Positions
•Director, Advanced Medical Technology Association
•Director and Chair of Funds Development, The National Italian American Foundation

President and Chief Executive Officer, GE HealthCare Technologies Inc.
In December 2022, Mr. Arduini was appointed as our President and Chief Executive Officer in connection with the Spin-Off, and he has also served as a member of the Board since the Spin-Off. He served as the President and Chief Executive Officer of GE’s healthcare business from January 2022 until December 2022. Previously, Mr. Arduini was the President and Chief Executive Officer of Integra LifeSciences (“Integra”), a global medical technology company, from January 2012 to December 2021. During his tenure as Integra’s Chief Executive Officer, the Integra portfolio evolved significantly to a faster growing and more profitable company through multiple acquisitions and a sustainable research and development pipeline. Prior to Integra, Mr. Arduini worked at Baxter Healthcare as President of its Medication Delivery division. Before Baxter Healthcare, he spent 15 years at GE’s healthcare business in a variety of leadership roles in the United States and globally, including leading the Computed Tomography and Molecular Imaging business, Healthcare Services and U.S. sales. As our Chief Executive Officer and with many years of experience leading organizations that provide healthcare products and services, Mr. Arduini has extensive knowledge of the industry and is uniquely qualified to understand the opportunities and challenges facing our business.

Rodney F. Hochman MD | Independent Committee Memberships Compensation Committee Governance Committee Age: 70 Birthplace: United States
Key Skills & Experience
•Healthcare Industry
•Finance and Accounting
•Science and Technology
•Risk Management
•Academia and Nonprofit
Prior Public Company Boards
•Diversey Holdings
Other Positions
•Fellow of the American College of Rheumatology
•Fellow of the American College of Physicians
•Advisory Board Member, University of Washington Foster School of Business
•Dean’s Advisory Board Member, Boston University School of Medicine
•Board Chair, Truveta
•Director, LeanTaas
•Member, Boston University Board of Trustees
•Board Chair, Institute for Systems Biology

Chief Executive Officer Emeritus, Providence
Dr. Hochman has served as a member of our Board since the Spin-Off. Dr. Hochman has served as Senior Advisor, Healthcare at Bain Capital, LP, a private investment firm, and Chief Executive Officer Emeritus of Providence, a Catholic not-for-profit health system, since January 2025. From 2016 through December 2024, Dr. Hochman served as the President and Chief Executive Officer of Providence. Dr. Hochman also served as a member of the board of Providence until his retirement in December 2024. From 2013 to 2016, he served as the President and Chief Executive Officer of Providence Health & Services, Inc., which merged with St. Joseph Health to form Providence St. Joseph Health (now Providence) in 2016. Before that, he served as the President and Chief Executive Officer of Swedish Medical Center from 2007 to 2012. From 1998 to 2007, Dr. Hochman held various leadership roles within the Sentara Health System. He is former Chair of the American Hospital Association and the Catholic Health Association. We believe Dr. Hochman is well-qualified to serve on our Board because of his extensive leadership experience, finance and accounting expertise, and healthcare knowledge.

8	GE HEALTHCARE 2026 PROXY STATEMENT

Corporate Governance

Catherine Lesjak | Independent Chair: Audit Committee Committee Memberships Audit Committee | Financial Expert Age: 67 Birthplace: Canada
Key Skills & Experience
•Finance and Accounting
•Science and Technology
•Risk Management
•Global
Other Current Public Company Boards
•GE Aerospace
Prior Public Company Boards
•SunPower
•PROS Holdings
Other Positions
•Advisory Board, Haas School of Business, University of California, Berkeley

Former Executive Vice President and Chief Financial Officer, HP, and its predecessor, Hewlett-Packard
Ms. Lesjak was appointed to our Board in December 2022 in connection with the Spin-Off. Ms. Lesjak held a broad range of financial leadership roles over a 32-year career at HP Inc. (formerly Hewlett-Packard Company) (“HP”), a multinational information technology company, from which she retired in March 2019. Most recently, from July 2018 until March 2019, she was the interim Chief Operating Officer of HP. From January 2007 to November 2015, Ms. Lesjak was Executive Vice President and Chief Financial Officer of HP, and from November 2015 to July 2018, she was Chief Financial Officer. Ms. Lesjak served as Interim Chief Executive Officer of HP from August 2010 until November 2010. Prior to being named Chief Financial Officer, Ms. Lesjak served as Senior Vice President and Treasurer of HP. Earlier in her career at HP, she managed financial operations for Enterprise Marketing and Solutions and the Software Global Business Unit. We believe Ms. Lesjak is well-qualified to serve on our Board because of her significant risk management and leadership experience and financial expertise.

Kevin A. Lobo | Independent Committee Memberships Compensation Committee Age: 60 Birthplace: India
Key Skills & Experience
•Healthcare Industry
•Finance and Accounting
•Science and Technology
•Risk Management
•Global
Other Current Public Company Boards
•Stryker
•Parker-Hannifin*
Other Positions
•Chair of Board of Trustees, Valley Hospital
•Director, Advanced Medical Technology Association
•Member, The Business Council

Chair and Chief Executive Officer, Stryker Corporation
Mr. Lobo has served as a member of our Board since March 2026. Mr. Lobo has served as Chief Executive Officer of Stryker Corporation (“Stryker”), a global medical technology company, since October 2012 and as chair of the Stryker Board of Directors since July 2014. From June 2011 to October 2012, Mr. Lobo served as President of Stryker's Orthopedics Group, and from April 2011 to June 2011, he served as President of Stryker's Neurotechnology and Spine Group. Prior to Stryker, Mr. Lobo held various operations leadership roles at Johnson & Johnson, including as President of Ethicon Endo Surgery, and Rhône-Poulenc from 1997 to 2011. Earlier in his career, he held finance roles of increasing responsibility at KPMG, Unilever, and Kraft Canada from 1987 to 1997. We believe Mr. Lobo is well-qualified to serve on our Board due to his extensive leadership experience, finance and accounting expertise, and deep industry knowledge.

*    Kevin Lobo will step down from the Parker-Hannifin board following its annual meeting later in 2026.

GE HEALTHCARE 2026 PROXY STATEMENT	9

Corporate Governance

Anne T. Madden | Independent Committee Memberships Audit Committee | Financial Expert Governance Committee Age: 61 Birthplace: United States	Key Skills & Experience •Finance and Accounting •Science and Technology •Risk Management •Government and Legal •Global Other Positions •Director, Quantinuum, a subsidiary of Honeywell

Senior Vice President, Portfolio Transformation, Honeywell International Inc.
Ms. Madden has served as a member of our Board since the Spin-Off. Since May 2025, Ms. Madden has served as Senior Vice President, Portfolio Transformation at Honeywell International Inc. (“Honeywell”), a diversified technology and manufacturing company, where she also served as Senior Vice President and General Counsel from October 2017 to May 2025 and Corporate Secretary from January 2018 to September 2019. Prior to that, Ms. Madden was Vice President, Corporate Development and Global Head of M&A at Honeywell for sixteen years. During her tenure, Honeywell made approximately 100 acquisitions representing approximately $15 billion in revenues and divested approximately 70 businesses representing close to $9 billion of non-core revenues. Ms. Madden joined AlliedSignal, Honeywell’s predecessor, in 1996 as General Counsel of Fluorine Products and, later that year, became Vice President and General Counsel of Specialty Chemicals and then Vice President and Deputy General Counsel of Performance Materials and Technologies. Earlier in her career, Ms. Madden worked at Shearman & Sterling and KPMG. We believe Ms. Madden is well-qualified to serve on our Board because of her significant risk management, legal, and business experience.

William J. Stromberg | Independent Chair: Compensation Committee Committee Memberships Audit Committee | Financial Expert Compensation Committee Age: 65 Birthplace: United States
Key Skills & Experience
•Finance and Accounting
•Risk Management
•Global
•Academia and Nonprofit
Prior Public Company Boards
•T. Rowe Price Group
Other Positions
•Advisory Board Chair, Johns Hopkins University Whiting School of Engineering
•Board of Trustees Member, Johns Hopkins University
•Director, Institute for Islamic, Christian, and Jewish Studies

Former Chief Executive Officer, T. Rowe Price Group
Mr. Stromberg has served as a member of our Board since the Spin-Off. Mr. Stromberg served as Interim Chief Investment Officer at Johns Hopkins University from June 2024 to February 2025. From January 2016 through May 2024, Mr. Stromberg was a director of the T. Rowe Price Group, Inc. (“Price Group”), a global investment management firm, and served as the non-executive Chair of the Price Group board from December 2021 through his retirement from the Price Group board in May 2024. Mr. Stromberg served as the Chief Executive Officer of Price Group from January 2016 to December 2021 and was its President from 2016 to February 2021. Prior to that, Mr. Stromberg was Price Group’s Head of Equity from 2009 to 2015 and the Head of U.S. Equity from 2006 to 2009. Earlier in his career at Price Group, he served as a Director of Equity Research and as a portfolio manager. Before joining Price Group in 1987, he was employed by Westinghouse Defense as a systems engineer. We believe Mr. Stromberg is well-qualified to serve on our Board because of his extensive financial, leadership, and business experience.

10	GE HEALTHCARE 2026 PROXY STATEMENT

Corporate Governance

Phoebe L. Yang | Independent Committee Memberships Audit Committee Governance Committee Age: 56 Birthplace: United States
Key Skills & Experience
•Healthcare Industry
•Science and Technology
•Government and Legal
•Global
•Academia and Nonprofit
Other Current Public Company Boards
•Doximity
Other Positions
•Board of Stewardship Trustee, CommonSpirit Health
•Lecturer in Law, Stanford Law School
•Independent Board Director, Judi Health
•Advisor, Brighton Park Capital
•Venture Partner, Redesign Health

Former General Manager, Amazon Web Services, Healthcare
Ms. Yang has served as a member of our Board since the Spin-Off. She is currently Lecturer in Law at Stanford Law School, where she designed and teaches a course on business leadership in the age of AI. She was the General Manager of Amazon Web Services, Healthcare, a provider of cloud computing platforms and services, between May 2020 and September 2022. Prior to this role, she was at Ascension, where she served as Chief Strategy Officer for Population Health and as Lead Managing Director of Ascension Holdings International. Ms. Yang previously served as a public company senior executive at The Advisory Board Company, Discovery Inc., and AOL Time Warner. Ms. Yang also served as an appointee in two U.S. presidential administrations in the U.S. Department of State and the Federal Communications Commission. We believe Ms. Yang is well-qualified to serve on our Board because of her extensive business, legal, and government experience, both in the U.S. and globally, and her expertise in healthcare, AI, cybersecurity, digital transformation, and global expansion.

GE HEALTHCARE 2026 PROXY STATEMENT	11

Corporate Governance
Skills and Experience Matrix
Our director nominees’ primary skills and experience are highlighted in the following matrix. The matrix is intended as a high-level summary and not an exhaustive list of each director’s skills or contributions to our Board.

Skills and Experience

Healthcare Industry	●	●	●		●			●
Finance and Accounting	●	●	●	●	●	●	●
Science and Technology	●		●	●	●	●		●
Risk Management	●	●	●	●	●	●	●
Government and Legal						●		●
Global	●	●		●	●	●	●	●
Academia and Nonprofit		●	●				●	●

Committees Composition
Audit Committee				Chair Financial Expert ●		Financial Expert ●	Financial Expert ●	●
Nominating and Governance Committee			●			●		●
Talent, Culture, and Compensation Committee			●		●		Chair ●

12	GE HEALTHCARE 2026 PROXY STATEMENT

Corporate Governance
Skills and Experience
GE HealthCare believes that the director nominees possess significant experience and skills, as highlighted in their biographies. Below is a description of considerations related to each skill and experience.

Healthcare Industry Healthcare industry experience helps the Board in understanding opportunities and risks in the industry in which the Company operates	•Relevant experience in the healthcare sector

Finance and Accounting Financial and accounting skills facilitate effective oversight of the Company’s financial statements, internal controls, independent auditor, and internal audit department
•Current or former role in auditing or accounting, including direct supervision of a Chief Financial Officer or Chief Accounting Officer
•Current or former role in the finance industry, a bank, an insurance company, or as a fund manager
•Proficiency in complex processes such as financial management, capital allocation, and financial reporting

Science and Technology
Science and technology skills assist with oversight of the Company’s efforts to leverage new technologies and achieve and sustain competitive advantage in products, services, and processes

•Current or former role in the technology sector, including on the board of a technology company, or experience implementing business technology strategies, as well as an understanding of emerging technology trends
•Experience working as a medical doctor or scientist
•Expertise in digital technology, cybersecurity, digital marketing, or social media

Risk Management Risk management experience helps the Board oversee the systems and processes in place to identify, analyze, manage, and respond to risk
•Ability to identify key risks in a wide range of areas such as industry developments and legal and regulatory compliance
•Experience in, and knowledge and understanding of, managing major risk exposures, such as significant financial, operational, compliance, reputational, strategic, international, political, and cybersecurity risks for large, complex organizations

Government and Legal Government and legal expertise aids the Board in understanding relevant legislative, regulatory, and policy requirements
•Current or former role in the government or a regulated industry, resulting in insight and perspective on working effectively with governments and agencies
•Current or former executive role in a governmental organization, body, entity, or institution
•Public or private sector experience in economic policy development and analysis
•Current or former practicing lawyer

Global Global market knowledge and business acumen provide insight into market trends, macroeconomic factors, socio-political changes, and political unrest or conflict that affect the Company
•Current or former executive or advisory role in a global enterprise and understanding of diverse business environments, economic conditions, cultures, and regulatory frameworks
•Other relevant knowledge of or experience conducting business or operations in the global markets in which we operate, and a broad perspective on global market opportunities
•Experience working on international policy or related issues, resulting in international business, political, and cultural perspectives and insights

Academia and Nonprofit Experience in academia and the nonprofit sector provides insight regarding the needs of key customers and partners	•Experience in teaching or managing in academic institutions •Experience as a director of or executive in an academic institution or nonprofit organization

GE HEALTHCARE 2026 PROXY STATEMENT	13

Corporate Governance
Board Leadership Structure
GE HealthCare believes that independent board oversight is an essential component of strong corporate performance. We also believe that the decision as to whether the positions of chairperson and Chief Executive Officer (“CEO”) should be combined or separated, and whether an executive or an independent director should serve as the chairperson, should be based upon the needs of the Company at any given time. Maintaining flexibility on this policy allows the Board to choose the leadership structure that will best serve the interests of the Company and its stockholders at any particular time.

Leadership Structure

Chairman H. Lawrence Culp, Jr.	Independent Lead Director Risa Lavizzo- Mourey	President and Chief Executive Officer Peter J. Arduini

Why Our Board Leadership Structure is Appropriate for GE HealthCare at this Time
The Board believes that its current leadership structure, in which the roles of chairperson and CEO are separate, with an independent lead director and independent directors chairing each of the Board committees, is in the best interests of GE HealthCare and its stockholders. In the Board’s view, this structure allows Mr. Culp, as Chairman, to lead agenda setting and oversight of the Company’s strategy at the Board level, while Mr. Arduini, in his capacity as CEO, leads the setting and execution of the strategy. At the same time, our independent lead director works with Mr. Culp to set the agenda for the Board and also exercises additional oversight on behalf of the independent directors.
Dr. Risa Lavizzo‑Mourey has served as a strong and effective independent lead director since the Spin-Off. With more than three years having elapsed since the Spin-Off, the Board has determined that Mr. Culp, our Chairman, is now independent. However, the Board recognizes that certain external stakeholders may consider a longer look-back period more appropriate under these circumstances and may continue to appreciate the value of an independent lead director. Moreover, the Board has operated effectively with an independent lead director and believes the role provides significant value, contributes to overall Board effectiveness, and continues to serve the best interests of stockholders at this time. Following Dr. Lavizzo‑Mourey’s service in this role, the Board intends to maintain the current leadership structure and appoint a new lead director after the Annual Meeting. In future years, the Board will continue to review the appropriateness of this structure and consider stockholder feedback accordingly.

In light of the demands placed on the lead director, absent special circumstances, the lead director shall not serve as the lead director, chairperson, or chief executive officer of another public company.

14	GE HEALTHCARE 2026 PROXY STATEMENT

Corporate Governance
The Lead Director’s Role
The lead director has the following responsibilities (and may also perform other functions at the Board’s request), as detailed in the Governance Principles:
•Board Leadership – provides leadership to the Board in any situation where the chairperson’s role may be perceived to be in conflict and chairs Board meetings in the absence of the chairperson
•Board Agenda, Schedule, and Information – approves the agenda (with the ability to add agenda items), schedule, and information sent to directors and calls additional meetings as needed
•Leadership of Independent Director Meetings – calls and leads independent director meetings and raises items for discussion from these meetings with the chairperson
•Chairperson-Independent Director Liaison – meets with the chairperson and serves as liaison between the chairperson and the independent directors (although every director has direct access to the chairperson)
•Stockholder Communications – is available as the primary Board contact for direct communication with our stockholders
•Board Governance Processes – works with the Governance Committee to guide the Board’s governance processes, including the annual Board self-evaluation
•Board Leadership Structure Review – oversees the Board’s periodic review and evaluation of its leadership structure
•Committee Chair Selection – advises the Governance Committee in making its recommendations for committee chairs
Board Composition
How We Plan to Continue Developing Our Board
The Governance Committee is responsible for reviewing the composition of the Board and overseeing Board refreshment, as appropriate. In fulfilling this responsibility, the Governance Committee evaluates and recommends director nominees to the Board for approval, as it did in connection with the appointment of Mr. Lobo to the Board in March 2026. Mr. Lobo was identified for consideration by another director based on his experience and qualifications. The Governance Committee also uses a third‑party search firm to assist in identifying and evaluating potential director nominees. The Governance Committee conducts an annual review of Board committee composition and recommends committee assignments to the Board for approval.
Our Board composition reflects our intention to have a board of directors with a well-rounded range of perspectives and a variety of experiences and industry backgrounds related to our business activities. Among our director nominees, six are white and two are Asian. Five nominees are men and three are women. Six nominees were born in the United States and two were born outside the United States. With the exception of our CEO, all director nominees are independent and satisfy the heightened independence requirements applicable to the Audit Committee, the Talent, Culture, and Compensation Committee (“Compensation Committee”), and the Governance Committee.
We believe our Board composition strikes a balanced approach by including directors with extensive experience across a variety of disciplines that when considered as a whole should provide a significant breadth of experience, knowledge, and abilities to assist the Board in fulfilling its responsibilities. Our directors bring continuity and a deep understanding of our complex business.
The Board takes a thoughtful and deliberate approach to its composition to maintain alignment with the Company’s strategy and evolving needs. The Board seeks to maintain an appropriate balance of continuity and refreshment and considers director tenure, skills, and perspectives as part of its ongoing evaluation process.
Director Selection Process
Our Governance Committee, together with the full Board, is responsible for establishing criteria, screening candidates, and evaluating the qualifications of persons who may be considered for service on our Board.

GE HEALTHCARE 2026 PROXY STATEMENT	15

Corporate Governance
How You Can Recommend a Candidate
The Governance Committee will consider recommendations for director candidates submitted by stockholders. Write to the Governance Committee, c/o Secretary, GE HealthCare Technologies Inc., 500 West Monroe Street, Chicago, Illinois 60661, and include all information that our bylaws require for director nominations. All director candidates recommended by stockholders will be considered by the Governance Committee in the same manner as any other candidate.
How We Refresh the Board
•Board Evaluation. As described under “Annual Self-Evaluations,” the Board assesses its effectiveness annually through evaluation at the Board and committee levels of the effectiveness of the directors and their ability to work as a team in the long-term interests of the Company. As part of this process, the Board discussed the skills and experience of current Board members as well as skills and experience the Company will need in the future to align with the evolution of the Company’s strategy.
•Term Limits. The Board has a 15-year term limit for all directors other than our CEO.
Important Factors in Assessing Board Composition
The Governance Committee assists the Board in identifying qualified individuals to become Board members, making recommendations on the composition of the Board and its committees, monitoring a process to assess Board effectiveness, developing and implementing the Company’s Governance Principles, overseeing risks related to the Company’s governance structure, and overseeing other public issues of significance that affect investors and other key stakeholders. The Governance Committee considers a wide range of factors when selecting and recruiting director candidates, including independence, qualifications, skills, experiences, backgrounds, and perspectives.
The Board and the Governance Committee work together to provide that the members of the Board as a whole, and the committees independently, possess the skills, experience, and commitment to effectively administer their oversight responsibilities and to align with the Company’s strategy. Directors should possess leadership experience; the highest personal and professional ethics, integrity, and values; a passion for learning; a sense of priorities and balance; talent development experience; and commitment to representing the long-term interests of our stockholders. They must also have an inquisitive and objective perspective, practical wisdom, and mature judgment. We endeavor to have a Board that represents a range of experiences at policy-making levels in business, government, education, technology, and healthcare, and in areas that are relevant to the Company’s global activities, as well as a broad array of backgrounds, capabilities, expertise, and perspectives. The Governance Committee assesses its effectiveness in this regard as part of the annual self-evaluation process. Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively.
Annual Self-Evaluations

The Governance Committee considers and develops a recommendation for conducting evaluations, which is then aligned with the Board.
The independent lead director has separate one-on-one conversations with each director to discuss feedback regarding:
•Board composition and structure
•Strategic and performance abilities
•Succession management
•Board interaction with management
•Meetings and materials
•Overall committee and Board functioning and effectiveness
Collective results are discussed by the Board and by each committee and feedback is incorporated, as appropriate.

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Corporate Governance
The Governance Committee oversees the annual self-evaluation process for the Board and each of the committees. This process is used by the Board and by each committee of the Board to determine their effectiveness and opportunities for improvement. During the self-evaluation process, each director is asked to provide his or her assessment of the effectiveness of the Board and its committees, as well as other Board dynamics. The Board views the self-evaluation process as a key part of its commitment to cultivating excellence and best practices in its performance. As part of this process, the Board reviews its composition and identifies any potential skill or experience areas it would like to augment, including through potentially appointing new directors or through other means including bringing external expertise to the Board. The Board also reviews topics such as meeting mechanics, director relationships and engagement, the Board’s leadership structure, succession planning, important risk oversight topics, and committee responsibilities.
As part of the evaluation, each director met individually with the independent lead director to share feedback. The Board and each committee then convened to discuss the feedback and their performance. Discussions focused on the Board’s continued engagement and effectiveness, the quality of committee oversight, the range of topics discussed, and the strength of the Board-management relationship. The Board also assessed its mix of skills and experience and opportunities to further align capabilities with the Company’s strategic priorities. The Board expressed confidence in its leadership structure and commended the strong performance of the committee chairs.
Board Size
Our proposed board size of eight directors allows us to have ample representation on each committee. Our directors have experience and demonstrated success in fields relevant to the Company’s business and operations, which allows them to provide effective oversight. In accordance with the Governance Principles, the Board determines the number of directors, provided there are at least seven.
Director Independence
Board Members
The Governance Principles specify that the Company will have a majority of independent directors at all times with a goal that at least two-thirds of directors will be independent.
•The Board’s Guidelines: The Board assesses independence as defined by Nasdaq rules. For a director to be considered independent, the Board must determine that he or she does not have any material relationship with GE HealthCare. In addition to applying these guidelines, the Board considers all relevant facts and circumstances when making determinations on independence.
•Applying the Guidelines: In assessing director independence, the Board considered relevant transactions, relationships, and arrangements, including as described in “Independence Assessment” below.
Committee Members
All members of the Audit Committee, the Compensation Committee, and the Governance Committee must be independent, as defined by Nasdaq rules. Committee members must also meet additional committee-specific standards:
•Heightened standards for Audit Committee members:
–Under a separate SEC independence requirement, Audit Committee members may not accept any consulting, advisory, or other fees from GE HealthCare or any of its subsidiaries, except compensation for Board service, and they may not be an affiliated person with the Company or a subsidiary.
•Heightened standards for members of the Compensation Committee and the Governance Committee:
–As a policy matter, the Board also applies a separate, heightened independence standard to members of the Compensation Committee and the Governance Committee. No member of either committee may be a partner, member, or principal of a law firm, accounting firm, or investment banking firm that accepts consulting or advisory fees from GE HealthCare or a subsidiary.
–In addition, in determining whether Compensation Committee members are independent, Nasdaq rules require the Board to consider whether their sources of compensation, including any consulting, advisory, or other compensation paid by GE HealthCare or a subsidiary, and any affiliate relationship involving the director, would impair their ability to make independent judgments about executive compensation.

GE HEALTHCARE 2026 PROXY STATEMENT	17

Corporate Governance
Independence Assessment
The Company will have a majority of independent directors at all times, as independence is defined under the Nasdaq rules and determined by the Board. The Board assesses the independence of each director and director nominee annually, in accordance with Nasdaq listing standards. In reaching its determinations, the Board considered that Rodney F. Hochman, Kevin A. Lobo, Anne T. Madden, Tomislav Mihaljevic, and Phoebe L. Yang are or have been employed by organizations that did business with the Company at some time during the last three fiscal years in the ordinary course of business. The amount received by the Company or such other organization in each of the last three fiscal years did not exceed 1% of either the Company’s or such organization’s consolidated gross revenues. Additionally, in assessing H. Lawrence Culp, Jr.’s independence, the Board took into account that he serves as Chairman and Chief Executive Officer of GE, our former parent company. Given the time since the Spin-Off and that GE does not hold any shares of our common stock, the Board determined that such affiliation does not interfere with his exercise of independent judgment in carrying out his responsibilities as a director. The Board determined that H. Lawrence Culp, Jr., Rodney F. Hochman, Catherine Lesjak, Kevin A. Lobo, Anne T. Madden, William J. Stromberg, and Phoebe L. Yang are independent, and that Peter J. Arduini is not independent. The Board further determined that Risa Lavizzo‑Mourey and Tomislav Mihaljevic, who are not director nominees for purposes of the upcoming Annual Meeting, are independent. In addition, the Board determined that Lloyd W. Howell, Jr., who served as a director for a portion of 2025, was independent during the period he served on the Board. The Board has determined that all members of the Audit Committee, the Compensation Committee, and the Governance Committee are independent and also satisfy applicable committee-specific independence requirements.
Board Committees
Committee Purpose and Responsibilities
The purpose and key responsibilities of each committee are listed below. For more detail, see the Governance Principles and committee charters. These materials can be found in the Investors section of our website, investor.gehealthcare.com.

Audit Committee	Number of Meetings in 2025: 10

Catherine Lesjak Chair	Other Members: Anne T. Madden, William J. Stromberg, Phoebe L. Yang
The purpose of the Audit Committee is to assist the Board in its oversight of the integrity of the financial statements of the Company, compliance with legal and regulatory requirements, the independence and qualifications of the independent auditor, and the performance of the Company’s internal audit function and independent auditor. The Audit Committee’s role shall also include oversight as it relates to cybersecurity risk. Among other things, the Audit Committee:
•Oversees GE HealthCare’s independent auditor, including the selection of the auditor, the audit plan, and the budget, and monitors independence and performance;
•Oversees the Company’s financial reporting activities;
•Oversees the internal audit function, including the appointment, hiring, annual performance evaluation, total compensation, oversight, and removal of, and succession planning for, the chief audit executive;
•Discusses with the auditor and management key reporting practices (including the use of non-GAAP financial measures), critical audit matters, and accounting standards and principles;
•Oversees and reviews, with Company management, the Company’s internal control over financial reporting and the Company’s disclosure controls and procedures; and
•Establishes and oversees the procedures set forth in the Governance Principles for the receipt, retention, and treatment of complaints on accounting, internal accounting controls, auditing, or federal securities law matters, as well as submissions by Company employees regarding matters that could have a material impact on the Company.

Financial Acumen
The Board has determined that each of Catherine Lesjak, Anne T. Madden, and William J. Stromberg is an “audit committee financial expert” per SEC rules, and each member of the Audit Committee is able to read and understand fundamental financial statements per Nasdaq rules.

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Corporate Governance

Nominating and Governance Committee	Number of Meetings in 2025: 4

Risa Lavizzo-Mourey Chair*	Other Members: Rodney F. Hochman, Anne T. Madden, Tomislav Mihaljevic, Phoebe L. Yang
* After Dr. Lavizzo‑Mourey’s service concludes, the Board intends to appoint a new Chair.
The purpose of the Governance Committee is to assist the Board in identifying qualified individuals to become Board members, determining the composition of the Board and its committees, monitoring a process to assess Board effectiveness, developing and implementing the Company’s Governance Principles, overseeing enterprise risk management and risks related to the Company’s governance structure, overseeing quality assurance and regulatory matters, and overseeing other public issues of significance which affect investors and other key stakeholders. Among other things, the Governance Committee:
•Oversees the Board’s governance processes, including all significant governance policies and procedures;
•Oversees Company policies and strategies related to political contributions and lobbying;
•Oversees the Company’s environmental, health, and safety compliance and related risks;
•Oversees the Company’s orientation for new directors and continuing education programs for directors;
•Assists the Board in determining director independence;
•Assists the Board in overseeing risk management, compliance, and ethical use in relation to the Company’s use of AI;
•Reviews Board structure and composition and identifies new directors for GE HealthCare;
•Reviews and oversees matters relating to quality assurance and regulatory affairs;
•Oversees Board and committee self-evaluations;
•Oversees matters relating to business continuity and crisis management;
•Oversees the Company’s enterprise risk assessment and enterprise risk management policies and processes; and
•Reviews conflicts of interest, as applicable.

Talent, Culture, and Compensation Committee	Number of Meetings in 2025: 5

William J. Stromberg Chair	Other Members: Rodney F. Hochman, Kevin A. Lobo, Tomislav Mihaljevic
The purpose of the Compensation Committee is to carry out the Board’s overall oversight responsibility relating to human capital management, compensation, and benefits policies generally and specifically as they apply to the Company’s executives. Among other things, the Compensation Committee:
•Oversees the development and evaluation of potential candidates for executive officer roles;
•Reviews and approves the corporate goals and objectives with respect to compensation for the CEO;
•Approves the evaluation process and compensation philosophy, policies, and structure for the Company’s executive officers;
•Evaluates the performance of and approves the compensation for the Company’s executive officers;
•Reviews and approves a peer group of companies for executive compensation purposes;
•Reviews and recommends changes to director compensation and benefits; and
•Oversees the Company’s strategies and policies related to human capital management, which may include matters such as workplace environment, culture and belonging, and talent recruitment, development, engagement, and retention.

All members of each of our three committees satisfy Nasdaq’s definitions of independence applicable to such committees.

GE HEALTHCARE 2026 PROXY STATEMENT	19

Corporate Governance
Compensation Committee Interlocks and Insider Participation
During fiscal year 2025, Mr. Stromberg, Dr. Hochman, Dr. Mihaljevic and, prior to his resignation on July 23, 2025, Mr. Howell served as members of the Compensation Committee. During the year, none of the members of the Compensation Committee was an officer or employee of the Company. No executive officer of the Company served on the compensation committee (or other board committee performing equivalent functions) or on the board of directors of any entity having an executive officer who serves on the Compensation Committee or on the Board. For information on certain transactions involving Dr. Hochman and Dr. Mihaljevic, see “Related Person Transactions and Other Information” below.
Independent Director Meetings
The independent directors meet regularly (and, in any case, at least twice a year) in executive sessions at scheduled Board meetings. They may have other special meetings throughout the year. These executive sessions promote candor and discussion of matters in a setting that is independent of the Chairman and CEO. The lead director chairs each of these executive sessions.
Key Areas of Board Oversight
Strategy
The Board oversees management’s establishment and execution of corporate strategy. Elements of strategy are discussed at regularly scheduled Board meetings. The Board engages directly with the leaders of GE HealthCare’s businesses and reviews the businesses’ strategic and operational priorities, competitive environment, market challenges, economic trends, and regulatory developments. At meetings during the year, the Board discusses capital allocation plans, the Company’s performance against its operating plan and annual budget, and potential strategic transactions with a view toward alignment with our priorities.
In 2025, the Board dedicated one meeting to an in-depth strategy review in addition to the discussions that took place at meetings throughout the year. An annual Board meeting focused primarily on corporate strategy and execution provides management with the opportunity to share with the Board its in-depth analysis relating to principal opportunities and risks, and it facilitates Board oversight and sharing of feedback with management regarding execution and risk mitigation plans. In addition, the Board visited GE HealthCare facilities in Arlington Heights, Illinois and Buc, France in 2025.
The Board plans to continue to hold at least one meeting per year focused on corporate strategy. The Board also intends to continue to visit facility locations, which will enable the Board to observe the Company’s operating culture and management’s execution of strategy.
Enterprise Risk Management
GE HealthCare management is responsible for identifying and managing risk, while the Board oversees these activities. The Board uses enterprise risk management (“ERM”) to monitor significant risks and evaluate management’s mitigation practices. The Governance Committee oversees the Company’s ERM framework, receiving periodic updates from the ERM program lead on risk assessment and program updates.
The ERM program defines the Company’s risk framework, appetite, culture, and approach to emerging risks. The ERM program is implemented through the Enterprise Stewardship Program Committee (“ESP Committee”), a cross-functional management committee coordinated through the Global Law and Policy function and established to provide management oversight of ERM and enterprise-wide sustainability efforts. Each year, the ERM program conducts an enterprise risk assessment informed by internal and external sources. Senior management reviews these risks with designated risk owners, who integrate risk management into strategic planning and provide regular updates. When appropriate, leaders present risk management efforts to senior management and to the Board or the relevant committee.

20	GE HEALTHCARE 2026 PROXY STATEMENT

Corporate Governance
Oversight of Risk Management

Board

•Oversees the Company’s overall risk management program as well as specific risks over which it retains direct oversight
•Delegates oversight of other risks to Board committees based on their areas of expertise and receives reports from committees on their respective areas of responsibility
•May consult with or receive updates from external parties on risk oversight generally or specific risks over which it has retained oversight

Audit Committee	Talent, Culture, and Compensation Committee	Nominating and Governance Committee

•Cybersecurity and data protection •Financial statements and financial reporting activities •Anti-bribery and anti-corruption •Compliance and litigation
•Executive succession planning
•Executive compensation policies and practices, including incentive compensation policies and arrangements
•Equity-based compensation plans
•Human capital management strategies and policies

•Board structure, composition, leadership, refreshment, and succession planning
•Environmental, health, and safety compliance and related risks
•Corporate governance structure and practices
•Enterprise risk management
•Product quality and regulatory matters

Cybersecurity
The Audit Committee is responsible for the oversight of cybersecurity-related risks and regularly receives reports from management on our cybersecurity threat risk management and strategy process, including on topics such as the impact of AI on cybersecurity, our data security posture, results from third-party assessments, progress towards pre-determined risk-mitigation-related goals, incident response plans, and cybersecurity threat risks or incidents and developments, as well as the steps management has taken to respond to these risks. Cybersecurity is embedded within the GE HealthCare culture, and we are committed to protecting our business, customers, and employees. Information security is focused on serving the global GE HealthCare business by providing cybersecurity services, compliance, governance, and risk management. GE HealthCare has implemented a mandatory annual cyber training program for all employees. For additional information relating to our cybersecurity practices, processes, and procedures, see our 2025 Form 10-K.
Digital Innovation and Artificial Intelligence
The Board oversees our digital strategy, including the adoption, performance, and governance of AI initiatives in our products and throughout our organization. In collaboration with management, including the Chief Science & Technology Officer, the Board regularly reviews the strategic direction, risks, and opportunities associated with digital innovation and AI. The Board conducts an annual review of our AI strategy and long-term planning to facilitate alignment with corporate strategy and sustain leadership in digital health innovation.
The Governance Committee assists the Board in overseeing risk management, compliance, and ethical use as they relate to the Company’s utilization of AI. As part of its commitment to informed oversight, the Board has also consulted with internal and external experts to stay current on emerging trends in digital strategy and AI.
The Enterprise Data & AI Governance Council is a cross-functional council co-led by the Information Technology department and the Science & Technology organization and includes representation from key leadership roles across the Company. The council supports our Responsible AI Program and reviews and updates AI-related policies and procedures to reflect technological advancements, evolving regulations, and ethical standards. Its work helps align our AI initiatives with our long-term business objectives and stakeholder interests.

GE HEALTHCARE 2026 PROXY STATEMENT	21

Corporate Governance
Compensation
The Governance Principles adopted by our Board include key corporate governance practices in our executive compensation programs that are overseen and monitored by our Compensation Committee.
Rigorous Stock Ownership Requirements
Directors. All independent directors are required to hold Company stock, restricted stock units (“RSUs”), and/or deferred stock units (“DSUs”) worth at least five times the cash portion of their annual retainer while serving as a director of the Company. Directors have five years to attain this ownership threshold.
Executives. Our CEO and persons who report solely to the CEO other than those with primarily administrative functions (“Executives”) are required to own significant amounts of the Company’s stock as shown below. The required amounts are set at multiples of such Executive’s base salary.
Stock Ownership Requirements (Multiples of Base Salary)

Position	Multiple
CEO	6x
Other Executives	3x
Individual and joint holdings of the Company’s stock with immediate family members, unvested RSUs (excluding performance stock units (“PSUs”)), and any deferred compensation accounts, count toward the requirements. Shares underlying unexercised non-qualified stock options (“Options”) do not count toward the requirements. Until the Executive holds the requisite number of shares under the applicable ownership requirement, he or she must hold at least 75% of the net shares of the Company’s stock received from the vesting of RSUs or PSUs or the exercise of Options. However, prior to meeting the requirement, Executives are otherwise permitted to sell the Company’s stock they have purchased.
No Hedging or Pledging
We believe it is inappropriate for directors, executive officers, and all other employees to engage in short-term or speculative transactions involving our securities, and they are prohibited from engaging in any of the following activities with respect to securities of the Company: (1) purchasing securities of the Company on margin or pledging, or otherwise granting a security interest in, securities of the Company in margin accounts; (2) short selling; and (3) buying or selling puts, calls, options, or other derivatives in respect of securities of the Company, including any instrument whose value is derived from the value of any securities of the Company. Directors, executive officers, and all other employees are prohibited from purchasing any financial instruments (including prepaid variable forward contracts, equity swaps, options, collars, and exchange funds) or otherwise engaging in transactions that are designed to or have the effect of hedging or offsetting any decrease in the market value of the Company’s securities regardless of how those securities are obtained.
Insider Trading Policy
We have adopted an insider trading policy (the “Securities Trading Policy”) that governs the trading of our securities by our directors, officers, employees, and the Company. We believe the Securities Trading Policy is reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the Nasdaq listing standards. A copy of the Securities Trading Policy has been filed as Exhibit 19.1 to the 2025 Form 10-K.
Clawback Policy
The Board adopted the Company’s Clawback Policy (“Clawback Policy”) effective as of October 2, 2023, (1) in part to comply with Section 10D of the Securities Exchange Act of 1934, as amended (“Exchange Act”), Rule 10D-1 promulgated under the Exchange Act, Nasdaq Rule 5608, and Section 304 of the Sarbanes-Oxley Act of 2002; and (2) in part to reinforce existing principles of the Company that allow for recoupment of compensation in the event of misconduct. The Clawback Policy includes two key components:
Regulatory Compliance: Section I of the Clawback Policy mandates the recovery of incentive compensation from executive officers in the event of a material error in the Company’s financial statements, regardless of misconduct. In addition, if a financial restatement is due to misconduct, the Clawback Policy incorporates the requirements of Section 304 of the Sarbanes-Oxley Act of 2002, requiring the CEO and chief financial officer (“CFO”) to reimburse certain bonus or other incentive-based or equity-based compensation received and profits realized from the sale of GE HealthCare securities during the applicable recovery period.

22	GE HEALTHCARE 2026 PROXY STATEMENT

Corporate Governance
Misconduct-Based Recovery: Section II of the Clawback Policy provides the Company with the ability to recoup compensation paid to employees, including executive officers, who have engaged in conduct (or failed to engage in conduct) that breaches agreements, would give rise to a termination for cause, or is otherwise detrimental to the Company, to the extent permitted by law. The Clawback Policy is in addition to (and not in lieu of) any right of repayment, forfeiture, or right to offset against any employee of the Company.
Executive Officer Cash Severance Policy
We have a cash severance policy whereby we will seek stockholder ratification, in a non-binding advisory vote, in connection with the establishment of any new, or amendment of any existing, employment agreement, severance agreement, or separation agreement with any of our executive officers as defined under Rule 3b-7 of the Exchange Act, where the value of cash severance benefits (as defined in the policy) exceeds 2.99 times the sum of the executive’s base salary plus target annual bonus (as defined in the policy).
Sustainability
As we strive to create a world where healthcare has no limits, we are building and growing a company focused on providing innovative, sustainable medical solutions globally, while incorporating sustainability practices into our corporate culture and daily business operations. Our strategy is focused on enabling access to quality healthcare; cultivating a workplace where all colleagues can thrive; building a more sustainable, healthier future; advancing sustainable practices throughout the product lifecycle; and delivering safe and secure products.
The Board and its committees oversee our sustainability efforts, which are aligned with our strategy. The Governance Committee is primarily responsible for overseeing environmental, health, and safety matters, including climate-related matters, and the Compensation Committee is responsible for overseeing human capital-related matters, including workplace environment, culture, and belonging. Our management-level ESP Committee is responsible for oversight of strategy execution and for maintaining transparency with internal and external stakeholders.
More information, including our Sustainability Report, which provides annual updates on our progress and is aligned to the Sustainability Accounting Standards Board and Task Force on Climate-related Financial Disclosures recommendations, is available on our website.
Board Governance Policies and Practices
Our Board seeks to operate effectively through a dynamic boardroom culture of independent thought and intelligent debate on critical matters. We take a comprehensive, year-round view of corporate governance, and our adoption of best practices impacts our leadership structure, Board composition and recruitment, director engagement, and accountability to stockholders. Our Board and committee evaluation process allows for annual assessment of our Board practices and the opportunity to identify areas for improvement.
Majority Vote Standard
The affirmative vote of a majority of the votes cast in favor of the election of a director nominee at a meeting of stockholders is required to elect a director, except in a contested election. In a contested election, directors will be elected by a plurality of the votes cast at a meeting of stockholders by the holders of shares entitled to vote in the election. An election will be considered contested if, as of the record date, there are more nominees for election than positions on the Board to be filled by election at the meeting. In any non-contested election of directors, any incumbent director nominee who receives a greater number of votes cast against his or her election than in favor of his or her election shall immediately offer to tender his or her resignation, and the independent directors, after giving due consideration to the best interests of the Company and its stockholders, will evaluate the relevant facts and circumstances to decide whether to accept the offer of resignation and will disclose its decision.

GE HEALTHCARE 2026 PROXY STATEMENT	23

Corporate Governance
Limits on Director Service on Other Public Boards
As discussed in the Governance Principles, the Board has adopted policies designed to help ensure that all of our directors have sufficient time to devote to GE HealthCare matters. Directors who also serve as executives of public companies should not serve on more than one board of a public company in addition to the Board, and other directors should not serve on more than three other boards of public companies in addition to the Board, absent special circumstances such as a period of transition. We have adopted this policy because we believe it is in the Company’s best interests and reflects the expectations of institutional investors. In considering each director nominee for re-election at the Annual Meeting, the Governance Committee took into account each director’s public company leadership positions and other outside commitments to assess the director’s compliance with our policy. Each of the director nominees is in compliance with this policy, except Mr. Lobo. The Board has granted Mr. Lobo a temporary waiver of this requirement in light of his existing board commitments. Mr. Lobo currently serves on the board of Parker-Hannifin Corporation, which has publicly announced that Mr. Lobo will step down from its board following its annual meeting later in 2026. After that transition, Mr. Lobo will serve on only one board of a public company in addition to the Board.

Permitted # of Public Company Boards (including GE HealthCare)		Permitted # of Public Company Audit Committees (including GE HealthCare)	Other Restrictions

Absent special circumstances should not serve as lead director, chairperson, or CEO of another public company

PUBLIC COMPANY EXECUTIVES	OTHER DIRECTORS	AUDIT COMMITTEE MEMBER	LEAD DIRECTOR

†An Audit Committee member who is a retired certified public accountant, chief financial officer, controller, or person with similar experience should serve on no more than four audit committees of public companies including our Audit Committee.
Director Education
The Governance Committee oversees GE HealthCare’s continuing education programs for directors. In 2025, the Company provided Board members with internal and external education opportunities. GE HealthCare offers both financial and administrative support to Board members who attend qualifying academic or other independent programs. Educational opportunities provided or offered to directors include the following:
•Educational sessions at Board meetings on a variety of topics, including a deep-dive strategy session and individual strategy sessions with different regions and business segments and subsegments
•Briefings on topics of particular relevance, including the policy landscape, tariffs, digital and AI, and external perspective on the Company and industry trends
•Site visits with accompanying presentations, such as the visits to GE HealthCare manufacturing facilities in Arlington Heights and Buc in 2025
•Regular updates from the CEO and other senior leaders outside of formal Board meetings on key information and developments
•External academic and other independent programs

24	GE HEALTHCARE 2026 PROXY STATEMENT

Corporate Governance
Meeting Attendance
Directors are expected to attend all meetings of the Board, meetings of the committees on which they serve, and the Annual Meeting of Stockholders. We understand, however, that occasionally a director may be unable to attend a meeting for good reason due to conflicts or unforeseen circumstances. In 2025, the Board held seven meetings, and the committees of the Board collectively held 19 meetings. Each of the directors participated in at least 75% of the aggregate of the total number of Board meetings held during the period for which he or she was a director and the total number of meetings held by all Board committees on which he or she served (during the period he or she served). Each director serving on the Board as of the date of the 2025 Annual Meeting of Stockholders attended the meeting.
Board Integrity Policies
Code of Conduct
We have adopted our code of conduct (“The Spirit & The Letter”), which qualifies as a code of ethics under Item 406 of Regulation S-K. The Spirit & The Letter applies to all of our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. To the extent required under Nasdaq and SEC rules, we will disclose any waiver we grant to an executive officer or director under The Spirit & The Letter, or certain amendments to The Spirit & The Letter, on our website. In addition, we have adopted Governance Principles and charters for each of the three standing committees of our Board. Materials, including The Spirit & The Letter, the Governance Principles, charters for each of the three committees of our Board, and our Clawback Policy, are available on our website, www.gehealthcare.com, and will be provided free of charge to any stockholder requesting a copy by writing to: Corporate Secretary, GE HealthCare Technologies Inc., 500 West Monroe Street, Chicago, Illinois 60661.
Conflicts of Interest
All directors are required to recuse themselves from any discussion or decision affecting their personal, business, or professional interests. If an actual or potential conflict of interest arises, the director is required to promptly inform the chairperson and the lead director. The Governance Committee reviews any such conflict of interest. If any significant conflict cannot be resolved, the director involved is expected to offer to resign, and the Board will review the appropriateness of the continuation of the director’s membership on the Board or any Board committee.
How You Can Communicate with the Board
Stockholders and other interested parties may communicate with the Board, individual directors, the non-management directors as a group, or with the Chairman by sending an email to directors@gehealthcare.com or by sending written materials to: Corporate Secretary, GE HealthCare Technologies Inc., 500 West Monroe Street, Chicago, Illinois 60661. GE HealthCare’s Corporate Secretary or Assistant Corporate Secretary reviews and forwards communications to the directors as appropriate. Communication involving substantive accounting or auditing matters are forwarded to the Audit Committee Chair. Certain items that are unrelated to the duties and responsibilities of the Board will not be forwarded, such as: business solicitation or advertisements; product- or service-related inquiries; junk mail or mass mailings; resumes or other job-related inquires; spam; and overly hostile, threatening, potentially illegal, or similarly unsuitable communications.

GE HEALTHCARE 2026 PROXY STATEMENT	25

Corporate Governance
Stockholder Engagement
The Board and management believe in transparent and open communication with investors. Our team routinely engages in dialogue with stockholders and prospective stockholders on various topics, including business strategy, financial performance, capital allocation plans, corporate governance, and sustainability-related initiatives. We believe that active stockholder engagement throughout the year promotes good corporate governance. In 2025, management reached out to stockholders representing approximately 50% of our outstanding shares (based on stockholdings as of December 31, 2025) to engage on governance matters. Management met with stockholders representing approximately 12% of our outstanding shares (based on stockholdings as of December 31, 2025). In these conversations, management discussed a variety of topics with stockholders, including corporate governance of AI, executive compensation, sustainability, and evolving risks and opportunities. The below illustrates our annual cycle of stockholder engagement on governance matters.

Spring
The proxy statement and annual report are distributed to stockholders. Management reaches out to stockholders to discuss items of business to be voted on at the upcoming Annual Meeting of Stockholders.

Summer
Management reports the voting results of the Annual Meeting of Stockholders to the Board. The Board and management review and consider stockholder feedback when selecting topics for fall engagement.

Winter Management continues to meet with stockholders and share stockholder feedback with the Board. The Board considers any changes to implement in response to stockholder feedback.	Fall Management engages with stockholders to discuss governance topics of interest.

Areas of Focus

Strategy	Governance Practices	Executive Compensation Practices	Sustainability

Independent Oversight of Political Spending
As a leading global medical technology, pharmaceutical diagnostics, and digital solutions company, GE HealthCare is working to solve the greatest challenges in healthcare that patients and clinicians face today and in the future. Together, we are not only building a healthier future but living our purpose to create a world where healthcare has no limits. Public policy has a direct impact on the work we do, and therefore, we must work closely with government to advance smart policy that will benefit patients, healthcare providers, and our colleagues.
GE HealthCare works with policymakers to advance smart health and technology policy that supports the priorities of the business. Our policy areas of focus include access to precision healthcare; healthcare innovation; promoting public health quality, safety, and security; and global trade and supply chain sustainability. We are committed to engaging with governments—globally, nationally, and locally—through constructive dialogue, promotion of innovative public policy ideas, formation of novel public-private partnerships, and investments in solutions that help address the fundamental challenges that confront societies. Globally, we support public policies that promote open markets, technology, and innovation.

26	GE HEALTHCARE 2026 PROXY STATEMENT

Corporate Governance
GE HealthCare has implemented policies and practices designed to provide that lobbying activities are conducted in compliance with applicable laws and regulations governing those activities. In the U.S., certain communications with federal, state, and/or local government officials or government employees may be reportable as lobbying communications included in GE HealthCare’s Lobbying Disclosure Act (“LDA”) quarterly reports and/or state or local lobbying disclosure reports. Before engaging in lobbying activities, colleagues are asked to contact GE HealthCare’s U.S. Head of Government Affairs & Policy or their designee.
GE HealthCare supports candidates and committees through the GE HealthCare Political Action Committee (“GE HealthCare PAC”), a non-partisan fund supported by voluntary contributions made by GE HealthCare colleagues who choose to participate in the political process. Contributions are pooled together to support candidates who will work to advance good health and technology policy in the U.S. GE HealthCare PAC contributions are determined by the Government Affairs & Policy team in Washington, D.C. with input from the GE HealthCare PAC Board of Directors.
Our Lobbying and Trade Association Disclosure Policy and our Political Contributions Policy are available in the Reports Hub on the Sustainability section of our website. Please see our Lobbying and Trade Association Disclosure Policy for links to our LDA reports and our Political Contributions Policy for links to reports disclosing contributions made through the GE HealthCare PAC.
The Governance Committee oversees the Company’s political spending and lobbying activities. This includes political contributions as well as contributions to trade associations and other tax-exempt and similar organizations that may engage in political activity.
Related Person Transactions and Other Information
How We Review and Approve Transactions: We review all relationships and transactions in which the Company and our directors and executive officers or their immediate family members participate if the amount involved exceeds $120,000. The purpose of this review is to determine whether they have a material interest in the transaction, including an indirect interest. The Company’s legal staff is primarily responsible for making these determinations based on the relevant facts and circumstances, and for developing and implementing processes and controls for obtaining information about these transactions from directors and executive officers. In addition, the Audit Committee reviews and approves any such related person transaction. As described in the Governance Principles, in the course of reviewing and approving a disclosable related person transaction, the Audit Committee considers the factors described below. As SEC rules require, we disclose in this proxy statement all such transactions that are determined to be directly or indirectly material to a related person.
Factors Used in Assessing Related Person Transactions:
•Nature of related person’s interest in the transaction
•Material transaction terms, including the amount involved and type of transaction
•Importance of the transaction to the related person and GE HealthCare
•Whether the transaction would impair a director or executive officer’s judgment to act in GE HealthCare’s best interest
•Any other matters the committee deems appropriate, including any third-party fairness opinions or other expert reviews obtained in connection with the transaction
Related Person Transactions
From time to time, GE HealthCare sells our products and services in the ordinary course of business to Cleveland Clinic Foundation and Providence. From January 1, 2025 through February 28, 2026, GE HealthCare recognized revenue of approximately $50 million from Cleveland Clinic Foundation and approximately $61 million from Providence in connection with providing products and services. Dr. Mihaljevic has served as the Chief Executive Officer and President, Morton L. Mandel CEO Chair, of Cleveland Clinic since 2018. Dr. Hochman served as the President and Chief Executive Officer of Providence from 2016 through 2024 and has served as CEO emeritus since January 2025. These transactions were made in the ordinary course on an arms’ length basis, and we do not believe that Dr. Mihaljevic and Dr. Hochman had a material direct or indirect interest in these transactions. However, we provide information on them in the interest of transparency.

GE HEALTHCARE 2026 PROXY STATEMENT	27

Corporate Governance
Stock Ownership Information
The following table sets forth information with respect to the beneficial ownership of our shares as of March 9, 2026 by (1) each of our current directors and nominees (other than Mr. Arduini); (2) each of our NEOs; and (3) all of our directors and executive officers as a group.

	Outstanding Common Stock Beneficially Owned(1)	RSUs, DSUs, and Stock Underlying Options(2)	Total Stock Beneficially Owned	Percent of Class
Directors and Nominees (other than Mr. Arduini)
H. Lawrence Culp, Jr.	398,670*	12,699	411,369	**
Rodney F. Hochman	0	13,611	13,611	**
Risa Lavizzo-Mourey	7,065*	3,092	10,157	**
Catherine Lesjak	6,024*	3,092	9,116	**
Kevin A. Lobo	0	0	0	0
Anne T. Madden	0	13,611	13,611	**
Tomislav Mihaljevic	0*	9,116	9,116	**
William J. Stromberg	0	14,330	14,330	**
Phoebe L. Yang	0	3,092	3,092	**
NEOs
Peter J. Arduini	126,411	383,909	510,320	**
Jeannette Bankes	0	0	0	0
Frank R. Jimenez	60,872	85,123	145,995	**
Taha Kass-Hout	57,227	89,986	147,213	**
James Saccaro	49,497	87,964	137,461	**
Current directors and executive officers as a group (18 people)(3)	756,470	874,775	1,631,245	**
*    These directors hold deferred fee phantom stock awarded with respect to the common stock of GE HealthCare resulting from the conversion of certain equity incentive awards previously granted by GE as a result of the Spin-Off. Because these are paid out solely in cash one year after the director leaves the Board, these are not included in the table.
**    Less than 1%.
(1)Outstanding Common Stock Beneficially Owned: This column shows beneficial ownership of our common stock as calculated under SEC rules. Except to the extent noted below, everyone included in the table has sole voting and investment power over the shares reported. No shares are pledged as security by the named person.
(2)RSUs, DSUs, and Stock Underlying Options: This column includes non-voting interests that may be converted into shares of GE HealthCare common stock within 60 days, including RSUs and DSUs. Certain directors have elected to defer receipt of shares from vested RSUs until the first business day after the date specified by the director after the last day of service on the Board. Certain directors have elected to receive certain portions of director fees that would have been paid in cash as DSUs, which are immediately vested but receipt of the shares is deferred until the first business day after the date specified by the director after the last day of service on the Board. DSUs have no voting power. This column also includes shares that may be acquired under Options that are currently exercisable or will become exercisable within 60 days.
(3)Current Directors and Executive Officers as a Group: This row shows ownership by our current directors and executive officers as a group. This row includes: (1) 802,132 shares that may be acquired under Options that are or will become exercisable within 60 days, (2) 17,787 DSUs that have vested but receipt of the shares of which is deferred until the first business day after the date specified by the director after the last day of service on the Board; (3) 71,673 shares over which Mr. Culp has shared voting and investment power; and (4) 59 shares over which Kevin O’Neill, one of our executive officers, has shared investment power but sole voting power.
The following table sets forth information with respect to the beneficial ownership of our shares as of March 9, 2026 by each person or entity who GE HealthCare knows to beneficially own more than 5% of our common stock.

5% Beneficial Owners(1)	Common Stock Ownership	Percent of Class
The Vanguard Group, 100 Vanguard Blvd., Malvern, PA 19355	52,535,829	11.5%
Blackrock, Inc., 50 Hudson Yards, New York, NY 10001	36,271,390	7.9%
Dodge & Cox, 555 California Street, 40th Fl, San Francisco, CA 94104	31,211,229	6.8%
Capital Research Group Investors, 333 South Hope Street, 55th Fl, Los Angeles, CA 90071	24,972,556	5.5%
For Our 5% Beneficial Owners(1)

	The Vanguard Group	Blackrock, Inc.	Dodge & Cox	Capital Research Group Investors
Sole Voting Power	—	33,481,874	29,588,129	24,954,264
Shared Voting Power	545,310	—	—	—
Sole Investment Power	50,488,390	36,271,390	31,211,229	24,972,556
Shared Investment Power	2,047,439	—	—	—

28	GE HEALTHCARE 2026 PROXY STATEMENT

Corporate Governance
(1)The foregoing information is based solely on: a Schedule 13G/A filed by The Vanguard Group on January 30, 2025; a Schedule 13G/A filed by Blackrock, Inc. on November 8, 2024, a Schedule 13G filed by Capital Research Global Investors on November 13, 2025; and a Schedule 13G/A filed by Dodge & Cox on February 13, 2026.
Delinquent Section 16(a) Reports. The Company believes, based on our records and review of filings with the SEC, that during 2025, our directors and executive officers filed all reports under Section 16(a) of the Exchange Act on a timely basis, except that George Newcomb, Kevin O’Neill, and Thomas Westrick each reported one transaction past the applicable deadline due to an administrative error.
Director Compensation
The Compensation Committee recommends to the Board for approval compensation and benefits for non-employee directors. The Compensation Committee designed a compensation program structured to:
•Fairly compensate directors for work required given the Company’s size and scope;
•Align director interests with the long-term interests of stockholders; and
•Maintain a simple and transparent structure that is easy for stockholders to understand.
The Non-Employee Director Compensation and Benefits Plan outlines all aspects of our non-employee directors’ compensation and benefits. Annual compensation is paid to non-employee directors in a combination of cash and equity retainers. Cash retainers are paid after the end of each quarter of service and are prorated for partial years of service. The equity retainer is granted on the day of our Annual Meeting of Stockholders, or for non-employee directors who join the Board on a date other than an Annual Meeting of Stockholders, the date on which the director becomes a member of the Board. The aggregate dollar value of equity-based and cash compensation granted or payable to any non-employee director will not exceed $750,000 during any calendar year.
The Compensation Committee reviews non-employee director compensation every two years and makes recommendations for any program changes to the Board, as necessary. The review is informed by benchmarking data from our compensation peer group and advice from the Compensation Committee’s independent compensation consultant, Semler Brossy Consulting Group, LLC (“Semler Brossy”).
In September 2024, the Compensation Committee conducted its biennial review. Based on the results, in December 2024 the Compensation Committee recommended and the Board approved an increase of $20,000 in the annual equity retainer to maintain market competitiveness, effective as of January 1, 2025.
Non-employee directors received the following retainers and fees in 2025:
2025 Non-employee Director Retainers and Fees

Annual Cash Retainer
Director	$125,000
Board Leadership Cash Retainers
Independent Lead Director	$40,000
Non-executive Chair	$130,000
Committee Chair Cash Retainers
Audit Committee Chair	$25,000
Compensation Committee Chair	$20,000
Governance Committee Chair	$15,000
Annual Equity Retainer
Director	$220,000
The annual equity retainer is granted in the form of RSUs. Each RSU is equal in value to a share of the Company’s common stock and vests, subject to continuous service through the applicable vesting date, on the earliest of (1) the date of the next Annual Meeting of Stockholders, (2) the one-year anniversary of the grant date, (3) a change in control (as defined in the GE HealthCare 2023 Long-Term Incentive Plan), or (4) the applicable non-employee director’s termination of service due to death or disability. RSUs accumulate quarterly dividend equivalent payments, which are reinvested into additional RSUs during the vesting period. In the event of an extraordinary dividend (whether paid in cash or shares), the RSUs will be adjusted to reflect the value of that dividend. RSUs do not have voting rights.

GE HEALTHCARE 2026 PROXY STATEMENT	29

Corporate Governance
Non-employee directors are permitted to make an election to defer the conversion of RSUs into common stock of the Company beyond the one-year vesting date and may elect to receive up to 100% of their cash compensation in the form of DSUs. Each DSU is equal in value to a share of the Company’s common stock, based on the closing market value on the grant date. During the deferral period DSUs accumulate dividend equivalents, which are paid in a single lump sum cash amount equal to the dividend equivalents on the same date that a share of common stock is delivered with respect to such DSU. In the event of an extraordinary dividend (whether paid in cash or shares), DSUs will be adjusted to reflect the value of that dividend. DSUs do not have voting rights.
As attendance is expected, absent good reason, at all scheduled Board and committee meetings and at our Annual Meeting of Stockholders, we do not pay meeting fees. Out-of-pocket expenses incurred by non-employee directors for attending Board and committee meetings are reimbursed. Beginning in 2025, non-employee directors are eligible to participate in the Company’s corporate matching gifts program to the same extent as all GE HealthCare employees. See “Retirement and Other Benefits” beginning on page 47 for additional information on the corporate matching gifts program.
Director Compensation Table
The table below summarizes the compensation paid to or earned by our non-employee directors for the year ended December 31, 2025.

Director Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
H. Lawrence Culp, Jr.(4)	254,930	219,996		474,926
Risa Lavizzo‑Mourey	180,000	219,996		399,996
Rodney F. Hochman(5)	124,939	219,996		344,935
Lloyd W. Howell, Jr.(6)	70,313	219,996		290,309
Catherine Lesjak	150,000	219,996		369,996
Anne T. Madden(5)	124,939	219,996		344,935
Tomislav Mihaljevic	125,000	219,996		344,996
William J. Stromberg(7)	144,933	219,996	2,500	367,429
Phoebe L. Yang	125,000	219,996		344,996
(1)Consists of annual retainer fees for service as a director and a member of Board committees. Director fees that would have been paid in cash, but, at the election of the director, were received in DSUs, are included in this “Fees Earned or Paid in Cash” column. DSUs are immediately vested, but receipt of the shares is deferred until the first business day after the date specified by the director following separation from service on the Board.
(2)Amounts disclosed in this column reflect the aggregate grant date fair value of the RSUs, as applicable, granted to our non-employee directors during 2025, as determined under the principles used to calculate the grant-date fair value of equity awards for purposes of our financial statements in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. GE HealthCare determines the grant date fair value of stock unit awards by multiplying the number of RSUs granted by the closing market price of a share of GE HealthCare common stock on the date of grant. Unvested stock awards outstanding as of December 31, 2025 for each non-employee director consisted of 3,092 RSUs.
(3)Represents contributions made by the GE HealthCare Foundation under a charitable contribution matching program generally available to the Company’s U.S.-based employees and non-employee directors.
(4)On May 28, 2025, Mr. Culp received a grant of 3,583 DSUs in lieu of his annual cash retainer. The grant date fair value of that award was $254,930, determined as noted in footnote 2 above.
(5)On May 28, 2025, Dr. Hochman and Ms. Madden each received a grant of 1,756 DSUs in lieu of their annual cash retainer. The grant date fair value of each award was $124,939, determined as noted in footnote 2 above.
(6)Mr. Howell resigned from the Board on July 23, 2025.
(7)On May 28, 2025, Mr. Stromberg received a grant of 2,037 DSUs in lieu of his annual cash retainer. The grant date fair value of that award was $144,933, determined as noted in footnote 2 above.

30	GE HEALTHCARE 2026 PROXY STATEMENT

Compensation

Management Proposal No. 2 Approval of Our Named Executive Officers’ Compensation in an Advisory Vote
What are you voting on?
Pursuant to Section 14A of the Exchange Act, we are asking stockholders to approve, on an advisory basis, the compensation paid to our NEOs in 2025, as described in this proxy statement.
We currently hold say-on-pay votes annually. The next say-on-pay vote will occur at our 2027 Annual Meeting of Stockholders.
Why does the Board recommend a vote FOR the say-on-pay proposal?
As described in the Compensation Discussion and Analysis below, the Board believes our executive compensation program is designed to effectively align the interests of our executives, including our NEOs, with our stockholders. The Company’s compensation programs play a significant role in our ability to attract, retain, and motivate top talent to enable our strategies to create a world where healthcare has no limits. Furthermore, the Board believes the use of a mix of base salary and annual and long-term incentives, along with performance metrics tied to executing on our business strategies and priorities, will result in long-term value creation.
Accordingly, the Board recommends that stockholders vote FOR the following resolution:
“RESOLVED, that the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables, and related information provided in this proxy statement, is hereby APPROVED.”

The Board recommends a vote FOR the say-on-pay proposal

GE HEALTHCARE 2026 PROXY STATEMENT	31

Compensation
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) describes the compensation awarded to our NEOs for 2025. This includes key elements of our executive compensation program, and the philosophy and rationale behind the Compensation Committee’s decisions.
The Compensation Committee reviewed and approved 2025 compensation decisions for executives within the Compensation Committee’s purview, including our NEOs:

NEOs

President and Chief Executive Officer Peter J. Arduini	Vice President and Chief Financial Officer James Saccaro	Chief Science and Technology Officer Taha Kass-Hout	General Counsel and Corporate Secretary Frank R. Jimenez	President and CEO, PCS Jeannette Bankes(1)

(1)Ms. Bankes joined the Company on April 28, 2025 and was appointed President and CEO, Patient Care Solutions (“PCS”) effective May 1, 2025.
Executive Summary
Business Results
We strive to attract, retain, and motivate top executive talent who create long-term value for our stockholders through execution of the three pillars of our business strategy: Precision Care, Growth Acceleration, and Business Optimization, with a foundation of People, Patients, and Culture. A summary of our 2025 financial performance is set forth below:
•Revenues were $20.6 billion and Organic revenue* was $20.4 billion; Revenues increased 4.8% year-over-year and 3.5% on an Organic* basis.
•Net income attributable to GE HealthCare was $2.1 billion and Adjusted earnings before interest and taxes (“Adjusted EBIT”)* were $3.2 billion.
•Diluted earnings per share were $4.55 and Adjusted earnings per share (“Adjusted EPS”)* were $4.59.
•Cash from operating activities was $2.0 billion and Free cash flow* was $1.5 billion.
We believe that the compensation paid for 2025 aligns well to the financial results we achieved for the year.
*    Non-GAAP financial measure. See the Appendix for additional information and definitions of these non-GAAP financial measures.
Compensation Highlights
Our Total Rewards Philosophy
Our philosophy is to provide competitive, motivating, and fair total rewards programs – including base salaries, annual cash incentives, long-term equity awards, and other broader total rewards programs – that allow us to attract, retain, and motivate the right people, in the right place, at the right time to enable our strategies to create a world where healthcare has no limits.

32	GE HEALTHCARE 2026 PROXY STATEMENT

Compensation
Executive Compensation Best Practices
Our executive compensation program is grounded in policies and practices that promote sound compensation governance, support our pay-for-performance philosophy, and strengthen alignment of our NEOs’ interests with those of our stockholders. Highlights of market best practices we have adopted in furtherance of these aims are set forth below.

What We Do	What We Don’t Do

  Pay-for-performance through emphasis on at-risk, performance-based compensation programs
  Set rigorous annual bonus and long-term PSU goals tied to Board-approved budget and strategic objectives
  Align executive and stockholder interests by providing a majority of total target compensation in long-term incentives for our NEOs
  Maintain robust stock ownership and retention requirements for our directors and executive officers, including a 6x base salary requirement for our CEO
  Conduct proactive and ongoing stockholder outreach
  Mitigate undue risk-taking by conducting annual risk assessments and capping potential incentive plan payouts
  Maintain a robust clawback policy that authorizes recoupment of both time- and performance-based awards in the event of misconduct, including outside the context of a financial restatement
  Retain a fully independent executive compensation consultant whose independence is reviewed annually by the Compensation Committee
  Maintain equity grant practices designed to avoid grants right before or at the time of release of material non-public information, including through the use of pre-established grant dates
  Hold annual stockholder say-on-pay advisory vote
  Conduct an annual review of the compensation and practices of a compensation peer group

  No hedging of Company securities by employees or directors
  No pledging of Company securities by employees or directors
  No re-pricing of Options without stockholder approval
  No “single trigger” cash severance or equity acceleration based solely upon a change in control
  No excise tax gross-ups for change in control and severance payments
  No payouts of dividend equivalents on equity awards during vesting or performance periods
  No excessive perquisites

GE HEALTHCARE 2026 PROXY STATEMENT	33

Compensation
Summary of 2025 Compensation Program Elements
The table below sets forth the primary elements of the 2025 GE HealthCare executive compensation program framework.

Salary
•Provides fixed compensation to attract and retain top talent
•Set at market-competitive levels and reviewed and approved annually by the Compensation Committee considering factors such as benchmarking data and individual roles, responsibilities, performance, impact, and capabilities

Short-Term Incentive	Annual Bonus	•Drives achievement of Company’s annual financial, operational, and strategic goals •Serves as key compensation vehicle for differentiating performance each year

Long-Term Equity-Based Incentives	PSUs
•Focuses executives on achievement of long-term financial performance goals, directly aligned with operating and strategic goals, and total shareholder return (“TSR”)
•Aligns executives’ interests with those of stockholders by tying a significant portion of executive compensation to the Company’s long-term financial success

	Options	•Rewards stockholder value creation through stock price appreciation over time •Provides the longest-term linkage of the three equity vehicles (with a 10-year option term)

	RSUs	•Promotes employee retention while remaining linked to underlying stock price performance

Pay-for-Performance
Our executive compensation program is designed to strengthen the link between pay and performance by having a significant portion of total executive compensation at-risk and tied to the achievement of predetermined performance targets. Our business-focused goals, which are incorporated into both annual and long-term incentive opportunities, are intentionally aligned to balance risk, reinforce our strategy, and promote an ownership-oriented culture across the leadership team. By aligning pay with our strategy, we believe the compensation program motivates executives to execute on our vision to create a world where healthcare has no limits.
The charts below show the relative weightings of salary, target bonus, and target long-term equity-based incentive compensation awarded to our NEOs in 2025. Consistent with our pay-for-performance approach, 92% of total target compensation is at-risk for our CEO, and 83% of total target compensation is at-risk (on average) for our other NEOs.

Target Pay Mix of CEO(1)	Target Pay Mix of Other NEOs (Average)

Salary	Target Bonus	PSU Target Grant Value	Option Grant Value	RSU Grant Value
(1)The percentages illustrating the compensation mix and amount at-risk are rounded to equal 100%. Actual percentages for the CEO Target Pay Mix are as follows: Salary (7.5%), Target Bonus (11.6%), PSU Target Grant Value (40.5%), Option Grant Value (20.2%), and RSU Grant Value (20.2%). Similar rounding was applied to the Target Pay Mix of Other NEOs (Average) chart.

34	GE HEALTHCARE 2026 PROXY STATEMENT

Compensation
2025 Say-on-Pay Results
At our May 2025 Annual Meeting of Stockholders, our say-on-pay proposal received support from 94.4% of votes cast. The Compensation Committee generally considered the high level of stockholder support for our 2025 say-on-pay vote when evaluating and making decisions on the executive compensation program throughout the year. The Compensation Committee did not make any specific changes to our executive compensation program based on the outcome of our 2025 say-on-pay vote.
Stockholder Engagement
We routinely and actively engage with investors to understand their perspectives and views on a variety of topics, including our executive compensation program and philosophy. In 2025, management reached out to stockholders representing approximately 50%(1) of our outstanding shares to engage on governance matters. Management met with stockholders representing approximately 12%(1) of our outstanding shares, and management shared feedback received with the Compensation Committee.
(1)Based on stockholdings as of December 31, 2025.
Overview of Our 2025 Executive Compensation Programs
Total Rewards Philosophy and Guiding Principles
Our total rewards philosophy and guiding principles serve as a clear and transparent framework for considering total rewards designs and individual pay levels. The Compensation Committee considered our strategy, business priorities, and market intelligence and advice provided by its independent compensation consultant, Semler Brossy, in developing and approving the philosophy and guiding principles. The Compensation Committee annually reviews the total rewards philosophy and guiding principles to ensure they continue to be aligned with our business strategy and priorities. In 2025, no changes were made to the philosophy and certain clarifications were made to the guiding principles to align with the Company’s evolved culture and belonging strategy.

Total Rewards Philosophy
Our philosophy is to provide competitive, motivating, and fair total rewards programs, including base salaries, annual cash incentives, long-term equity awards, and other broader total rewards programs, that allow us to attract, retain, and motivate the right people, in the right place, at the right time to enable our strategies to create a world where healthcare has no limits.

Our philosophy is further supported by the following principles that guide the total rewards we provide:

Business-Focused and Performance-Differentiated
•We offer “at-risk” annual incentives that are aligned with our business strategies for the year
•We offer “at-risk” long-term incentives that are aligned with long-term value creation for our stockholders
•We design incentives with an effective link between pay and performance to drive accountability and ensure we win together with differentiated pay-for-performance from the GE HealthCare level to the individual level, reinforcing a culture of meritocracy that empowers participants to excel and reach their full potential in a high-performing and inclusive environment
•We offer significant “at-risk” pay to our senior leadership while mitigating unnecessary and excessive risk-taking
•Our total rewards programs have a deliberate focus on accelerating profitable growth

Ownership-Oriented
We empower an entrepreneurial spirit within our culture and align compensation with our stockholders’ interests by providing meaningful equity awards to eligible participants and maintaining robust policies that require significant stock ownership by our senior executives

Competitive, Motivating, and Fair
We provide total rewards programs that are competitive in the markets we compete in while taking into account a participant’s experience, performance, and contributions, and motivating our participants to successfully execute our business strategy, while being fair across our participants

Simple and Transparent Our total rewards programs are intended to drive employee engagement and business success through simple and transparent plan designs

GE HEALTHCARE 2026 PROXY STATEMENT	35

Compensation
Our Decision-Making Process
Roles and Responsibilities
The Role of the Compensation Committee. The Compensation Committee oversees our executive compensation programs, and reviews and approves the compensation of all NEOs, including the CEO. The Compensation Committee meets in executive session to evaluate the CEO’s performance and set pay.
The Role of Management. Our CEO and Chief People Officer support the Compensation Committee by providing information, analysis, and recommendations, except as it relates to their own individual compensation. In addition, the CEO provides the Compensation Committee with an annual performance assessment and compensation recommendation for each NEO. No member of management is present during any discussion or deliberation of his or her pay.
The Role of the Compensation Consultant. The Compensation Committee retains Semler Brossy as its independent compensation consultant to assist with evaluating the Company’s executive compensation programs and provide recommendations on pay for our executives, including our NEOs. At the direction and for the benefit of the Compensation Committee, Semler Brossy collaborates with our total rewards team and executive management to develop analyses and proposals for Compensation Committee consideration.
In accordance with SEC and Nasdaq listing standards, the Compensation Committee conducts an annual independence review of Semler Brossy. Based on this review in 2025, the Compensation Committee concluded that Semler Brossy remains independent and that no conflicts of interest exist.
Compensation Peer Group
Our compensation programs are evaluated against a 15-company peer group within the broader medical device and medical technology spaces, representing organizations with which we compete for executive talent (the “Compensation Peer Group”). Annually, the Compensation Committee, with input from Semler Brossy, reviews the Compensation Peer Group to determine whether adjustments are warranted. In general, the assessment considers several peer characteristics including business type, revenue, and market capitalization compared to GE HealthCare. Following the annual review, and with advice from Semler Brossy, the Compensation Committee determined that the existing 15-company peer group remained an appropriate comparator group for our 2025 compensation programs.
For setting 2025 individual total direct compensation, the Compensation Committee primarily referenced benchmarking data from the full 15-company Compensation Peer Group. Where appropriate for certain individual roles, the Compensation Committee used the 13 U.S.-based peers (excluding Siemens Healthineers AG and Koninklijke Philips N.V.) and other survey sources.
Our 2025 Compensation Peer Group

Abbott Laboratories	Danaher Corporation	Koninklijke Philips N.V.
Agilent Technologies, Inc.	Edwards Lifesciences Corporation	Siemens Healthineers AG
Baxter International Inc.	Hologic, Inc.	Stryker Corporation
Becton, Dickinson and Company	Intuitive Surgical, Inc.	Thermo Fisher Scientific Inc.
Boston Scientific Corporation	Medtronic plc	Quest Diagnostics Incorporated

Compensation Decisions and Outcomes
This section provides an overview of our 2025 compensation plans, including how the Company performed against the goals established for 2025 under the One GE HealthCare Annual Bonus Plan (the “Bonus Plan”) and the GE HealthCare Technologies Inc. 2023 Long-Term Incentive Plan (the “LTI Program”). See “Compensation Actions for 2025” beginning on page 43 for details about 2025 compensation for each of our NEOs.

36	GE HEALTHCARE 2026 PROXY STATEMENT

Compensation
Base Salaries
Base salaries are designed to provide a competitive fixed level of pay to attract and retain top talent. In determining base salaries for our NEOs, the Compensation Committee considers several factors, including individual roles, responsibilities, performance, internal pay equity, future leadership potential, and tenure, as well as market-competitive benchmarking data and advice provided by the Compensation Committee’s independent consultant. For 2025, taking these considerations into account, the Compensation Committee approved a base salary increase for Mr. Arduini taking his base salary from $1,300,000 to $1,340,000, and base salary increases for Messrs. Saccaro and Jimenez taking their base salary from $875,000 to $900,000, each effective April 1, 2025. The Compensation Committee approved a 2025 base salary for Ms. Bankes of $675,000, effective April 28, 2025, in connection with her joining the Company. No changes were made to Mr. Kass-Hout’s base salary for 2025.
Annual Bonus Plan
For 2025, we provided annual cash incentive opportunities to our executives, including our NEOs, under the Bonus Plan. The performance metrics and targets for awards under the Bonus Plan were set at the beginning of the year and designed to drive Company and business segment performance, based on financial, operational, and strategic priorities.
How 2025 Bonuses for Our NEOs Were Determined. All NEOs are eligible to participate in the Bonus Plan. Target bonus percentages for our NEOs are reviewed and approved annually by the Compensation Committee. For 2025, the Compensation Committee increased Mr. Arduini’s target bonus percentage from 150% to 155%, effective April 1, 2025. There were no other changes to the target bonus percentages for the other NEOs, all of whom have a target bonus of 100% of base salary.
In the first quarter of 2025, the Compensation Committee approved financial metrics and targets at the corporate and segment levels, as well as metrics and targets for the strategic initiatives modifier. For executives in roles overseeing all of GE HealthCare, including Messrs. Arduini, Saccaro, Kass-Hout, and Jimenez, financial metrics were fully tied to corporate-level performance goals. For Ms. Bankes, financial metrics were tied in part to corporate-level performance goals with a meaningful weighting (40%) and to PCS segment performance goals with the majority of the weighting (60%).
As shown below, bonuses paid to our NEOs are determined formulaically based on each NEO’s base salary, target bonus percentage, applicable corporate and segment financial performance, strategic initiatives modifier, and an individual performance multiplier.

Base Pay as of 12/31	X	Target Bonus Percentage	X	Corporate Level: Performance Targets 100% Corporate Segment Level: Performance Targets 40% Corporate 60% Segment	+/-	+/-10% Strategic Initiatives Modifier	X	Individual Performance Multiplier (0% - 150%)	=	Final Award

How 2025 Bonus Plan Metrics Were Selected. The financial metrics used in the 2025 Bonus Plan were selected to align with GE HealthCare’s strategic pillars of Growth Acceleration and Business Optimization. At the corporate level, the plan focuses on three key financial metrics:
•GE HealthCare Organic revenue* (weighted 50%)
•GE HealthCare Adjusted EBIT* (weighted 30%)
•GE HealthCare Free cash flow* (weighted 20%)
For the PCS segment, the three key financial metrics selected were:
•PCS Organic revenue* (weighted 50%)
•PCS Adjusted EBIT* (weighted 30%)
•PCS Inventory Turns (weighted 20%)
*    Non-GAAP financial measure. See the Appendix for additional information and definitions of these non-GAAP financial measures.

GE HEALTHCARE 2026 PROXY STATEMENT	37

Compensation
To further align compensation with GE HealthCare’s strategic priorities, the 2025 Bonus Plan includes a strategic initiatives modifier. The modifier focuses on the following two key areas:
•New Product Introduction (“NPI”) Vitality – Reflecting our commitment to innovation under our Precision Care pillar, this metric measures the percentage of Organic revenue generated from products introduced within the past three years. Beginning with the 2025 performance year, we modified the measurement period from five quarters to three years for better alignment with product lifecycles and competitive market practices.
•Safety – Supporting our foundational priority of People, Patients, and Culture, this metric focuses on prevention of high‑risk incidents by measuring the rate of serious work‑related injuries and illnesses (“Serious I&I,” as defined by ASTM International E2920‑19). Beginning in 2025, we modified our safety metric definition from Occupational Safety and Health Administration of the U.S. Department of Labor recordable I&I rate to the Serious I&I rate to emphasize prevention and mitigation of the most significant risks.
The strategic initiatives modifier may increase or decrease financial metric results by up to +/- 10 percentage points (+/- 5 percentage points for each initiative), based on achievement against these goals.
The Compensation Committee selected both the financial and strategic initiatives metrics to incentivize strong performance across the Company’s key drivers of long-term value creation and reflect how GE HealthCare is managed at the corporate and segment levels.
Finally, each NEO was assessed against individual goals tied to their roles and responsibilities, and an individual performance multiplier between 0% and 150% was assigned. Final awards are capped at 200%, inclusive of the individual performance multipliers.
How 2025 Bonus Plan Targets and Performance Levels Were Determined. In March 2025, the Compensation Committee established targets and performance levels for each financial metric that were designed to be rigorous yet realistic and informed by the Company’s 2025 budget. The Compensation Committee also established targets for the two metrics included in the strategic initiatives modifier, aligning them with the Company’s strategy, business priorities, and internal forecast for the year.
Assuming threshold performance goals were attained, our NEOs were eligible to receive between 50% and 200% of their target bonus award, corresponding to threshold and maximum performance, respectively. The target, threshold, and maximum performance levels for each financial metric were set with reference to the annual corporate and segment budgets, and approved by the Compensation Committee. Under the 2025 Bonus Plan design, failure to meet the threshold performance level for any individual metric would result in no payout for that metric. If threshold performance is not met across all metrics, no bonus payout overall is awarded.
How Corporate Level Performance Was Determined. As shown below, in the first quarter of 2026, the Compensation Committee certified the 2025 Bonus Plan performance results, which determine payout levels for each financial and strategic initiative metric at the corporate level.

GE HealthCare Bonus Plan Financial Performance Metrics(1)	Weight	Threshold (50% Payout)	Target (100% Payout)	Max (200% Payout)	Actual Bonus Performance		Metric Payout	NPI Vitality % Modifier (+/- 5%)	Serious I & I Modifier (+/- 5%)	Bonus Payout
Organic revenue ($M)	50%	$18,560	$19,957	$21,354	$20,173		115%	+5%	(5%)	101%
Adjusted EBIT ($M)	30%	$2,750	$3,235	$3,720	$3,150	(2)	91%
Free cash flow ($M)	20%	$1,245	$1,660	$1,992	$1,505		81%
(1)All metrics are non-GAAP financial measures. See the Appendix for additional information and definitions of the non-GAAP financial measures used in the Bonus Plan.
(2)Adjusted to exclude $5M for the impact of two 2025 acquisitions not contemplated when targets were set in 2025.
How PCS Segment Level Performance Was Determined. As noted above, Ms. Bankes is the only NEO with performance goals tied to a segment (PCS), for which she is the segment President and CEO. In the first quarter of 2026, the Compensation Committee certified the 2025 Bonus Plan performance results of our PCS segment to determine the payout level for Ms. Bankes, as shown below.

PCS Segment Bonus Plan Financial Performance Metrics	Weight	Threshold (50% Payout)	Target (100% Payout)	Max (200% Payout)	Actual Bonus Performance	Metric Payout	PCS Payout (60%)	Corporate Level Bonus Payout (40%)	NPI Vitality % Modifier (+/- 5%)	Serious I & I Modifier (+/- 5%)	Bonus Payout
PCS Organic revenue(1) ($M)	50%	$3,003	$3,229	$3,455	$3,062	63%	48%	101%	+5%	(5%)	69%
PCS Adjusted EBIT(1) ($M)	30%	$339	$399	$459	$221	—%
PCS Inventory Turns	20%	3.2	4.3	5.1	3.9	82%
(1)Non-GAAP financial measures. See the Appendix for additional information and definitions of the non-GAAP financial measures used in the Bonus Plan.

38	GE HEALTHCARE 2026 PROXY STATEMENT

Compensation
How NEO Bonus Payouts Were Determined. As shown below, in the first quarter of 2026, the Compensation Committee approved 2025 Bonus Plan payouts for our NEOs, which were determined based on the achievement of performance goals at the corporate, and, for Ms. Bankes, segment level and individual performance multipliers. For Mr. Arduini, the Compensation Committee approved an individual performance multiplier of 100%. Mr. Arduini had no role in the determination of his bonus. For Messrs. Saccaro, Kass-Hout, and Jimenez and Ms. Bankes, individual performance multipliers of 100%, 100%, 100%, and 115%, respectively, were recommended by our CEO and approved by the Compensation Committee. For information on the factors considered by the Committee in approving these multipliers, see details of individual performance for all NEOs in “Compensation Actions for 2025” beginning on page 43.

NEO	2025 Bonus Performance Group	2025 Bonus Target	Corp / Segment Results	Individual Performance Multiplier	2025 Bonus Payout %	2025 Bonus Payout $
Peter Arduini(1)	100% Corporate Level	$2,060,479	101%	100%	101%	$2,081,084
James Saccaro	100% Corporate Level	$900,000	101%	100%	101%	$909,000
Taha Kass-Hout	100% Corporate Level	$900,000	101%	100%	101%	$909,000
Frank Jimenez	100% Corporate Level	$900,000	101%	100%	101%	$909,000
Jeannette Bankes(1)	40% Corporate Level, 60% PCS	$458,630	69%	115%	79%	$363,923
(1)Mr. Arduini’s target bonus amount reflects proration for the increase in his bonus target from 150% to 155%, effective April 1, 2025. Ms. Bankes’ target bonus amount reflects proration for time served in her role during 2025.
Long-Term Incentive Program
GE HealthCare’s 2025 Long-Term Incentive (“LTI”) Program focuses on our Growth Acceleration and Business Optimization strategic pillars and includes a portfolio of three equity vehicles: PSUs, Options, and RSUs. The awards are designed to motivate and incentivize executives to create sustainable long-term value, support the attraction and retention of top talent, and align executive and stockholder interests through a meaningful ownership stake in the Company.
How LTI Award Mix and Amounts Were Determined. Annual LTI awards represent the largest portion of each NEO’s annual total target compensation. The Compensation Committee considers various factors for determining the size and mix of annual equity awards for our NEOs, including our long-term business objectives, market practices, and individual performance.
As illustrated below, in 2025, once the total annual LTI award amount for each NEO was determined by the Compensation Committee, 50% was granted in PSUs, 25% in Options, and 25% in RSUs.
Vehicle Mix and PSU Calculation

50% PSUs three-year performance period and cliff vesting	+	25% Options 1/3 vesting 18/30/42 months from grant	+	25% RSUs 1/3 vesting 18/30/42 months from grant

Organic revenue (50%)	+	Cumulative Adjusted EPS (50%)	X	Relative TSR Modifier vs. Compensation Peer Group (+/-20%)	=	Final Award(1) (0%-200%)

(1)Threshold achievement for both financial metrics would result in a 50% payout.

GE HEALTHCARE 2026 PROXY STATEMENT	39

Compensation
PSUs
How Annual PSUs Work. Our PSUs are designed to focus executives on the Company’s long-term financial and operating goals. PSU payouts are earned only if GE HealthCare achieves specified performance levels over the performance period. The Compensation Committee chooses performance metrics it believes align with the Company’s long-term strategic objectives and contribute to the creation of long-term stockholder value. The Compensation Committee then monitors the Company’s performance against the performance metrics over a three-year performance period and certifies the final levels of achievement following the end of the period.
The certified PSU achievement levels determine the percentage of the target number of PSUs under the award that executives earn. The Compensation Committee establishes targets and performance levels that are designed to be rigorous but realistic and informed by the Company’s long-term financial goals. The target, threshold, and maximum performance levels for each performance metric are set with reference to our annual budgets and long-term strategic plan established by senior management and approved by the Board. PSUs vest at the end of the three-year performance period, contingent upon satisfaction of the performance criteria and subject to the NEO’s continued employment through the vesting date (with exceptions for certain termination events). Beginning with 2025 awards, if a grantee becomes retirement-eligible while still employed, any PSUs held for at least one year continue to vest under the original vesting schedule whether the grantee retires or remains employed (subject to satisfaction of performance criteria). For awards granted prior to 2025, PSUs held for at least one year vest immediately upon a grantee becoming retirement-eligible while still employed (subject to satisfaction of performance criteria).
2025 PSUs
How Metrics and Targets for PSUs Were Selected. The 2025 performance metrics and targets for PSUs granted to our NEOs were approved by the Compensation Committee in March 2025. The Compensation Committee chose Organic revenue (weighted 50%) and Cumulative Adjusted EPS (weighted 50%) as financial metrics to incentivize and focus executives on long-term profitable growth. The PSUs are then subject to modification of +/-20% based on three-year relative TSR versus our Compensation Peer Group.
The Organic revenue target was derived from a three-year target growth rate established at the beginning of the 2025–2027 performance period. Achievement is assessed using 2027 Organic revenue, which is the endpoint of the three-year target growth rate. This approach aligns with how management communicates with and incentivizes executives to drive sustained revenue growth over the full performance period. The Cumulative Adjusted EPS achievement is assessed using the sum of Adjusted EPS for the years 2025, 2026, and 2027.
Results will be interpolated for performance between threshold, target, and maximum with potential final payouts between 50% and 200% of target PSUs granted for threshold and maximum performance, respectively, inclusive of the TSR modifier. Failure to achieve threshold on either financial metric would result in no payout for that metric, and failure to achieve threshold on both financial metrics would result in no payout overall.
The financial metrics are tied to corporate performance, which aligns all our leaders who receive PSUs with the same performance targets, in contrast to the metrics used in the Bonus Plan, which for GE HealthCare segment employees are assessed based in part on segment-level performance. See the Appendix for additional information and definitions of the non-GAAP financial measures used in the 2025 PSUs.
2025 Options and RSUs
The Compensation Committee believes that Options and RSUs effectively focus executives on delivering long-term value to stockholders. Options have value only to the extent that our stock price rises between the grant date and the exercise date. RSUs reward and are intended to help retain executives by offering them the opportunity to receive GE HealthCare stock if they remain employed by the Company through the date the vesting restrictions lapse (with exceptions for certain termination events). Options and RSUs align NEOs’ interests with those of stockholders as their realized pay is dependent upon the Company’s stock price.
Vesting of 2025 Stock Options and RSUs. The annual Options and RSUs granted to our NEOs in 2025 will vest over three and one-half years in three substantially equal installments on the 18-month, 30-month, and 42-month anniversary of the grant date, subject to the NEO’s continued employment through each such vesting date (with exceptions for certain termination events). Beginning with 2025 awards, if a grantee becomes retirement-eligible while still employed, any Options and RSUs held for at least one year continue to vest under the original vesting schedule whether the grantee retires or remains employed. For awards granted prior to 2025, any Options and RSUs held for at least one year vest immediately upon a grantee becoming retirement-eligible while still employed. Options generally expire 10 years from the grant date.

40	GE HEALTHCARE 2026 PROXY STATEMENT

Compensation
Annual PSU Award Results
2023 Annual PSUs. In 2023, PSUs were granted to Messrs. Arduini, Saccaro, Kass-Hout, and Jimenez with a three-year performance period spanning 2023-2025. Ms. Bankes was not employed by the Company at the time the 2023 PSU awards were granted and therefore did not receive an award.
The performance metrics approved by the Compensation Committee in February 2023 were as follows:
•2025 Organic Revenue – derived from a three-year target growth rate established at the beginning of the 2023–2025 performance period with achievement assessed using the 2025 Organic revenue endpoint associated with the three-year growth rate (50% weight);
•2023-2025 Cumulative Adjusted EBIT – measured over the three-year performance period (50% weight); and
•Relative TSR Modifier – modifies the combined financial metric results by up to +/-20% based on the Company’s total shareholder return performance relative to the Compensation Peer Group over the three-year period.
All determinations regarding performance are made solely by the Compensation Committee in accordance with the customary accounting and financial reporting practices used by the Company for external reporting. The Compensation Committee retains discretion to adjust for any recapitalization, split-up, spinoff, reorganization, restructuring, or other similar corporate transaction, as determined by the Compensation Committee. This allows the Compensation Committee to use its authority to make tailored adjustments when warranted to prevent dilution or enlargement of intended benefits.
As external trade conditions evolved with changes in tariff policies throughout 2025, management developed and the Compensation Committee reviewed a framework to assess the aggregate impact on performance metrics used for performance-based incentive compensation. This framework was designed to assess Company performance, including operational execution of mitigation efforts undertaken in 2025 to strengthen the Company’s resilience in a dynamic global environment, and whether incentive compensation payouts would result in undue penalties or windfalls for incentive plan participants. The Compensation Committee applied this framework to assess both the positive and negative external impacts.
In the first quarter of 2026, the Compensation Committee certified the performance results for the 2023 PSU awards and determined the payout levels for each metric, as shown in the table below. In certifying results, the Compensation Committee evaluated the impact of the unanticipated external trade‑related developments using the Company’s assessment framework. The Compensation Committee determined that the external market developments in 2025 had adversely affected the Company’s ability to reach the performance metrics set in February 2023 and excluded the net impact of those developments from the Cumulative Adjusted EBIT results, modestly increasing the payout from 90% to 95%. This adjustment was tailored to align payouts with the performance objectives established in 2023, and to reward management for moving with speed and agility to mitigate the impact of tariffs while delivering strong commercial execution, making continued progress on our innovation pipeline, and delivering on the Company’s strategy centered on precision care, growth acceleration, and business optimization over the performance period. Based on these certified results and adjustments, each NEO who received a 2023 PSU award earned 95% of the target number of PSUs granted to them in March 2023.

2023 Annual PSU Financial Performance Metrics	Weight	Threshold (50% Payout)	Target (100% Payout)	Max (150% Payout)	Actual PSU Performance		Metric Payout	2023-2025 rTSR Percentile	2023-2025 rTSR Multiplier (+/- 20%) (1)	2023 Annual PSU Payout
2025 Organic Revenue ($M)	50%	$19,814	$20,857	$21,900	$20,418		79%	73rd	119%	95%
2023-2025 Cumulative Adj. EBIT ($M)	50%	$8,607	$10,126	$11,139	$9,567	(2)	82%
(1)Threshold and maximum performance for rTSR multiplier is set at 25th and 75th percentiles, respectively.
(2)Adjusted to add back $245M, which represents the incremental tariff impact, net of mitigation actions led by management, incurred in 2025.
How NEO 2023 Annual PSU Payouts Were Determined. As shown below, in the first quarter of 2026, the Compensation Committee approved 2023 Annual PSU payouts for our NEOs, which were determined based on the achievement of the 2023 Annual PSU performance goals.

NEO	2023 Annual PSU Target	2023 Annual PSU Results	2023 Annual PSU Payout
	Shares (#)		Shares (#)
Peter Arduini	78,851	95%	74,908
James Saccaro	23,800	95%	22,610
Taha Kass-Hout	24,568	95%	23,340
Frank Jimenez	23,240	95%	22,078

GE HEALTHCARE 2026 PROXY STATEMENT	41

Compensation
Other LTI Awards
2025 New-Hire Award. In connection with attracting and retaining top executive talent, from time to time the Compensation Committee approves one-time equity awards in consideration of the value of equity that candidates forfeit from prior employers. In 2025, the Compensation Committee approved a New-Hire RSU award for Ms. Bankes with a target value of $2,200,000 in recognition of equity awards forfeited from her former employer. The award has a graded vesting schedule with 50% vesting on each of the first and second anniversary of the grant date, subject to her continued employment through each vesting date (with exceptions for certain termination events, including prorated vesting for termination without cause or for good reason). See details of the exceptions to vesting in “Potential Payments Upon Termination or Change in Control” beginning on page 57.
Equity Grant Practices
Management has developed an annual and off-cycle equity grant schedule designed to avoid granting equity close in time to the release of the Company’s quarterly earnings. We also do not time the disclosure of material nonpublic information on the basis of equity grant dates, or vice versa. Annual equity awards are typically approved by the Compensation Committee at its regularly-scheduled meeting in late January or early February to be granted in early March. The Compensation Committee may also approve equity awards throughout the year for various reasons, including recruitment of new hires, promotions, and retention and/or recognition of top talent. These off-cycle grants are made on regularly scheduled quarterly dates. We may also make equity grants at other times under certain circumstances.
The Compensation Committee has also delegated authority to the Company’s CEO to grant equity awards to employees who are neither under the Compensation Committee’s purview nor direct reports to the CEO, subject to certain limitations on grant value and number of shares granted, as established by the Compensation Committee. These equity awards generally follow the same granting schedules as described above.
In response to Item 402(x) of Regulation S-K, we note that in 2025, (1) no NEOs were awarded Options with an effective grant date during any period beginning four business days before the filing or furnishing of a Form 10-Q, Form 10-K, or Form 8-K that disclosed material nonpublic information, and ending one business day after the filing or furnishing of such reports, and (2) we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

42	GE HEALTHCARE 2026 PROXY STATEMENT

Compensation
Compensation Actions for 2025
The details of our NEOs’ 2025 compensation are set forth below.

Peter Arduini President and CEO	2025 Target Pay Mix

2025 Performance Highlights
As President and CEO, Mr. Arduini shapes our strategy, establishes the framework against which performance is measured, and delivers on that performance. During 2025, Mr. Arduini:
•Delivered strong Company performance, exceeding orders and revenue commitments and driving EPS growth, while navigating tariff impacts and maintaining disciplined operational execution.
•Continued to advance the Company’s digital and AI strategy, strengthening enterprise capabilities, launching new technologies and offerings, and embedding digital across products, platforms, and operations.
•Continued to advance the organization’s leadership, operating rigor, and management processes, including deployment of Heartbeat, our proprietary business system, strengthening the leadership team, and reinforcing a performance-driven culture.

	Base Salary	Target Bonus	Annual LTI(1)

(1)Annual LTI reflects target value as approved by the Compensation Committee.

2025 Pay Decisions
•Salary. Mr. Arduini’s salary increased from $1,300,000 to $1,340,000 effective April 1, 2025, in consideration of market-based benchmarking data, performance, role, and responsibilities.
•Bonus. Mr. Arduini’s target bonus increased from 150% to 155% of base salary effective April 1, 2025, in consideration of the same factors used in evaluating his salary. Mr. Arduini’s 2025 actual bonus was 101% of target, as described beginning on page 37 under “Annual Bonus Plan.”
•Annual Equity Awards. Mr. Arduini’s target annual LTI for 2025 was $14,500,000; see “Long-Term Incentive Program” beginning on page 39 for additional details, including vesting.
•2023 PSU Payout. Mr. Arduini’s 2023 PSUs paid out at 95% of the target number of shares, as described under “2023 Annual PSUs” beginning on page 41.

GE HEALTHCARE 2026 PROXY STATEMENT	43

Compensation

James Saccaro Vice President and Chief Financial Officer	2025 Target Pay Mix

2025 Performance Highlights
As Vice President and Chief Financial Officer, Mr. Saccaro leads our Finance, Information Technology, and Business Development organizations. During 2025, Mr. Saccaro:
•Successfully delivered against cost and productivity measures and enhanced M&A execution while mitigating the impact of tariffs and other external headwinds.
•Continued execution of finance transformation initiatives, strengthening enterprise processes, leadership capabilities, and organizational effectiveness across the finance function.
•Provided clear, consistent leadership and effective oversight, reinforcing a strong performance-oriented culture while maintaining disciplined stakeholder engagement.

	Base Salary	Target Bonus	Annual LTI(1)

(1)Annual LTI reflects target value as approved by the Compensation Committee.

2025 Pay Decisions
•Salary. Mr. Saccaro’s salary increased from $875,000 to $900,000 effective April 1, 2025, in consideration of market-based benchmarking data, performance, role, and responsibilities.
•Bonus. Mr. Saccaro’s target bonus was set at 100% of base salary in 2025. Mr. Saccaro’s 2025 actual bonus was 101% of target, as described beginning on page 37 under “Annual Bonus Plan.”
•Annual Equity Awards. Mr. Saccaro’s target annual LTI for 2025 was $3,900,000; see “Long-Term Incentive Program” beginning on page 39 for additional details, including vesting.
•2023 PSU Payout. Mr. Saccaro’s 2023 PSUs paid out at 95% of the target number of shares, as described under “2023 Annual PSUs” beginning on page 41.

Taha Kass-Hout Chief Science and Technology Officer	2025 Target Pay Mix

2025 Performance Highlights
As Chief Science and Technology Officer, Mr. Kass-Hout leads GE HealthCare’s Science and Technology organization. During 2025, Mr. Kass-Hout:
•Advanced the Company’s digital strategy by strengthening AI, digital, and SaaS capabilities, supporting portfolio evolution toward recurring revenue and long-term competitive advantage.
•Built a scalable technology and operating backbone to improve speed, reuse, and capital efficiency across segments, supporting more efficient innovation.
•Executed disciplined delivery of critical technologies and platforms, supporting precision care initiatives, protecting key innovation, and progressing towards regulatory and commercial milestones.

	Base Salary	Target Bonus	Annual LTI(1)

(1)Annual LTI reflects target value as approved by the Compensation Committee.

2025 Pay Decisions
•Salary. Mr. Kass-Hout’s salary was set at $900,000 and remained unchanged in 2025.
•Bonus. Mr. Kass-Hout’s target bonus was set at 100% of base salary in 2025. Mr. Kass-Hout’s 2025 actual bonus was 101% of target, as described beginning on page 37 under “Annual Bonus Plan.”
•Annual Equity Awards. Mr. Kass-Hout’s target annual LTI for 2025 was $4,000,000; see “Long-Term Incentive Program” beginning on page 39 for additional details, including vesting.
•2023 PSU Payout. Mr. Kass-Hout’s 2023 PSUs paid out at 95% of the target number of shares, as described under “2023 Annual PSUs” beginning on page 41.

44	GE HEALTHCARE 2026 PROXY STATEMENT

Compensation

Frank Jimenez General Counsel and Corporate Secretary	2025 Target Pay Mix

2025 Performance Highlights
As General Counsel and Corporate Secretary, Mr. Jimenez leads GE HealthCare’s Global Law and Policy organization. During 2025, Mr. Jimenez:
•Provided critical legal leadership on trade compliance, regulatory matters, and government engagement, supporting tariff mitigation efforts and global market access.
•Enabled compliant enterprise and academic growth globally through policy leadership, targeted training, monitoring, and legal support for complex enterprise agreements, public tenders, and research partnerships.
•Delivered legal support for key innovation initiatives, supporting execution against milestones and helping maintain a strong forward product pipeline.

	Base Salary	Target Bonus	Annual LTI(1)

(1)Annual LTI reflects target value as approved by the Compensation Committee.

2025 Pay Decisions
•Salary. Mr. Jimenez’s salary increased from $875,000 to $900,000 effective April, 1, 2025, in consideration of market-based benchmarking data, performance, role, and responsibilities.
•Bonus. Mr. Jimenez’s target bonus was set at 100% of base salary in 2025. Mr. Jimenez’s 2025 actual bonus was 101% of target, as described beginning on page 37 under “Annual Bonus Plan.”
•Annual Equity Awards. Mr. Jimenez’s target annual LTI for 2025 was $3,500,000; see “Long-Term Incentive Program” beginning on page 39 for additional details, including vesting.
•2023 PSU Payout. Mr. Jimenez’s 2023 PSUs paid out at 95% of the target number of shares, as described under “2023 Annual PSUs” beginning on page 41.

GE HEALTHCARE 2026 PROXY STATEMENT	45

Compensation

Jeannette Bankes President and CEO, Patient Care Solutions	2025 Target Pay Mix

2025 Performance Highlights
As President and CEO of Patient Care Solutions, Ms. Bankes leads the Company’s Patient Care Solutions business segment. During 2025, Ms. Bankes:
•Successfully transitioned into the role mid-year, demonstrating strong business acumen and leadership effectiveness while establishing credibility within the organization.
•Stabilized the business and evolved the strategy amid external disruption, including onboarding new leadership, navigating tariff impacts, advancing productivity initiatives, and establishing a clear innovation and operating roadmap to support future margin expansion.
•Delivered key innovation initiatives and advanced digital enablement across the segment’s platforms, establishing a foundation for scalable clinical and digital growth.

	Base Salary	Target Bonus	Annual LTI(1)

(1)Annual LTI reflects target value as approved by the Compensation Committee, and excludes sign-on awards described below.

2025 Pay Decisions
•Salary. Ms. Bankes’ salary was set at $675,000 in 2025, prorated for time in role.
•Bonus. Ms. Bankes’ target bonus was set at 100% of base salary in 2025, prorated for time in role. Ms. Bankes’ 2025 actual bonus was 79% of target, as described beginning on page 37 under “Annual Bonus Plan.”
•Annual Equity Awards. Ms. Bankes’ target annual LTI for 2025, granted on May 15, 2025, was $2,000,000 in the form of approximately 50% PSUs, eligible for vesting in 2028 subject to meeting performance goals, and 25% Options and 25% RSUs vesting in three substantially equal installments on September 1, 2026, September 1, 2027, and September 1, 2028, subject to her continued employment through each such vesting date (with exceptions for certain termination events).
•Sign-on Awards. In connection with her hire, Ms. Bankes received a cash sign-on award of $160,000, and a New-Hire equity award in the form of RSUs with a target value of $2,200,000 was granted on May 15, 2025 in recognition of the value of equity she forfeited from her former employer, with 50% vesting on each of the first and second anniversary of the grant date, subject to her continued employment through each such vesting date (with exceptions for certain termination events, including prorated vesting for termination without cause or for good reason). See details of the exceptions to vesting in “Potential Payments Upon Termination or Change in Control” beginning on page 57).

46	GE HEALTHCARE 2026 PROXY STATEMENT

Compensation
Other Compensation Elements
Retirement and Other Benefits
Our NEOs are generally eligible to participate in the broad-based retirement and other benefit programs provided to our employees.
Since 2023, all our U.S. employees, including the NEOs, have been eligible to have charitable donations to eligible non-profits matched. Matching contributions were initially made by the Company under a GE program extended after the Spin-Off. In 2024, the GE HealthCare Foundation began to match charitable donations at 50¢ for each $1.00 donated up to a maximum match of $2,500 per calendar year. Starting in 2025, our directors became eligible to participate in this program. Matching contributions made on behalf of directors are included in the “Director Compensation Table” as noted beginning on page 30. While such contributions were not historically included in the Summary Compensation Table because they are generally available on a nondiscriminatory basis to all U.S.-based employees, for completeness such matching contributions have been added to the applicable All Other Compensation and Total compensation columns in the “Summary Compensation Table” beginning on page 50 for all years. For additional detail, see Footnote 6 to the “Summary Compensation Table.”
Since at least 2003, U.S.-based and certain other employees, including NEOs, have been eligible for the Inventor Recognition & Awards Policy. The policy encourages a culture of innovation by recognizing employees with taxable cash awards for certain inventions and trade secrets assigned to the Company. In 2025, Mr. Kass-Hout received awards under the Policy totaling $3,250. For additional detail on these benefits for the NEOs in 2025, see “Compensation Tables” and narrative disclosures beginning on page 50.
Other Executive Benefits and Perquisites
We provide a limited set of benefits and perquisites to executives, including our NEOs, that are designed to align with competitive market practices and attract and retain key talent. To promote health and well-being, we reimburse up to $7,500 per year for comprehensive executive physicals. We also reimburse up to $15,000 per year for expenses related to financial, tax, investment, and similar services with a maximum of $45,000 over a rolling three-year period. The rolling three-year cap allows for flexibility, enabling executives to exceed the $15,000 annual limit in a given year, such as during major life events, provided that total reimbursements do not exceed $45,000 across a consecutive three-year span. The financial planning benefit is intended to help participants manage complex financial planning matters, allowing them to focus on their role with the Company. In addition, we provide our CEO with an annual travel allowance of up to $175,000, with amounts above the allowance to be reimbursed by the CEO to the Company based on the aggregate incremental cost of such usage.
Employment Arrangements
Offer Letter for Ms. Bankes. Pursuant to Ms. Bankes’ offer letter, her annual compensation package consists of an annual salary of $675,000, an annual bonus target of 100% of her salary, and a target annual award under the LTI program of $2,000,000, beginning with the 2025 grant (awarded in the form of 50% PSUs, 25% Options, and 25% RSUs). The offer letter also provides Ms. Bankes a New-Hire RSU award with a target value of $2,200,000 in recognition of equity forfeited from her former employer. The award is subject to a graded vesting schedule with 50% vesting on each of the first and second anniversary of the grant date, subject to her continued employment through each vesting date (with exceptions for certain termination events, including prorated vesting for termination without cause or for good reason). See details of the exceptions to vesting in “Potential Payments Upon Termination or Change in Control” beginning on page 57. The offer letter also provided a one-time cash sign-on award of $160,000 in recognition of the value of her forfeited bonus at her former employer. The one-time cash sign-on award is repayable in full if Ms. Bankes voluntarily leaves or is terminated for cause within two years of her start date. Ms. Bankes’ offer letter also provides for her eligibility to participate in the Company’s generally available benefit plans, which include relocation services.
Severance and Change in Control Arrangements
Severance and Change in Control Plan for Leadership Team. All the NEOs participate in the GE HealthCare US Severance and Change in Control Plan for CEO and Leadership Team (the “Executive Severance Plan”).
In the event of a qualifying termination of employment, the Executive Severance Plan provides for a lump sum cash severance payment equal to the sum of base salary and target annual bonus multiplied by 2.0 for the CEO and multiplied by 1.0 for the other NEOs. In addition, benefits continuation and outplacement services would be provided for 24 months for the CEO and 12 months for the other NEOs.

GE HEALTHCARE 2026 PROXY STATEMENT	47

Compensation
Under the Executive Severance Plan, a qualifying termination occurs when the Compensation Committee determines in its sole discretion that a:
•NEO’s position has been eliminated (and not replaced);
•NEO’s employment has been terminated without “cause;” or
•NEO terminates their employment for “good reason.”
A NEO may also have a qualifying termination if within 24 months after a change in control, as defined in the Executive Severance Plan, his or her employment is terminated due to a position elimination, by the employer without “cause,” or by the NEO for “good reason.” In such event, the Executive Severance Plan provides for a lump sum cash severance benefit to the CEO equal to 36 months of base salary, plus 2.99 times the CEO’s target annual bonus. For the other NEOs, the lump sum cash severance benefit is equal to 24 months of base salary, plus two times the NEO’s target annual bonus. In addition, benefits continuation and outplacement services are provided for 36 months for the CEO and for 24 months for the other NEOs.
The Executive Severance Plan does not vary the terms of equity awards, and all outstanding equity awards will be treated as provided under the terms of the applicable plans and equity award agreements in the event of a qualifying termination.
Under the terms of the LTI Program, in the case of a change in control, as defined in the LTI Program, where the acquirer does not assume or continue outstanding equity award or issue substitute awards, immediately prior to such change in control all such outstanding awards would become exercisable and vested, and for PSUs, grantees would have the right to payment based on target or actual performance through a date determined by the Compensation Committee in its discretion. If such change in control changes the number of outstanding shares of the Company, the Compensation Committee has discretion to make appropriate and equitable adjustments to equity awards, accelerate vesting consistent with Section 409A of the Internal Revenue Code, and/or cancel accelerated awards not exercised within a time period prescribed by the Compensation Committee.
The Executive Severance Plan does not vary how a pro-rata bonus, if any, will be calculated or paid under the Bonus Plan for the year in which a qualifying termination occurs.
Any payment of benefits under the Executive Severance Plan is subject to the execution of a release and waiver of claims acceptable to the Company, including, where legally permissible, non-competition, non-solicitation, and non-disparagement obligations.
See “Executive Officer Cash Severance Policy” on page 23 for information on a Board-approved policy governing certain cash severance benefits provided to Executive Officers.
Other Executive Compensation Policies and Practices
Many of our executive compensation policies and practices are included in our Governance Principles, including our rigorous stock ownership requirements and prohibitions on hedging and pledging GE HealthCare stock. The Compensation Committee receives regular updates on the current stock ownership of our NEOs and other executives under the Compensation Committee’s purview. All of our NEOs are in compliance with our stock ownership requirements.
See “Key Areas of Board Oversight” beginning on page 20 for additional details on these policies and practices, including:
•Rigorous stock ownership requirements
•No hedging or pledging
•Insider trading policy
•Clawback policy
•Executive officer cash severance policy
Also see “Equity Grant Practices” on page 42 for a summary of the Company’s practice for granting equity.
Compensation Risk Assessment. The Compensation Committee oversees an annual risk assessment of our compensation policies and practices. For 2025, the assessment was led by Semler Brossy, with review and input from management. Based on results of the assessment, the Compensation Committee concluded that GE HealthCare’s compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

48	GE HEALTHCARE 2026 PROXY STATEMENT

Compensation
Compensation Committee Report
The Talent, Culture, and Compensation Committee has reviewed the Compensation Discussion and Analysis (pages 32 through 48) and discussed that analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the 2025 Form 10-K and this proxy statement. This report is provided by the following independent directors, who comprise the Compensation Committee:
Rodney F. Hochman
Tomislav Mihaljevic
William J. Stromberg

GE HEALTHCARE 2026 PROXY STATEMENT	49

Compensation
Compensation Tables
Summary Compensation Table
The following table summarizes the total compensation earned by each of our NEOs for the fiscal years ended December 31 as presented below. Ms. Bankes was not a NEO for fiscal 2023 or 2024.

Name & Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Stock Options(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	Change In Pension Value(5) ($)	All Other Compensation(6) ($)	Total ($)
Peter J. Arduini
President and CEO	2025	1,324,983	0	11,249,533	3,624,970	2,081,084	6,131	276,093	18,562,794
	2024	1,282,427	0	12,588,793	3,374,980	1,904,175	0	337,505	19,487,880
	2023	1,246,006	0	12,705,850	7,468,736	2,460,938	46,043	583,374	24,510,947
James Saccaro
VP and CFO	2025	890,415	0	3,025,712	974,978	909,000	0	93,233	5,893,338
	2024	872,204	0	2,951,477	949,997	813,750	0	83,749	5,671,177
	2023	493,131	350,000	7,077,520	2,374,970	641,267	0	34,519	10,971,407
Taha Kass-Hout
Chief Science and Technology Officer	2025	897,124	3,250	3,103,254	999,978	909,000	0	93,223	6,005,829
	2024	897,124	0	2,873,886	924,992	920,700	0	102,266	5,718,968
	2023	876,421	2,500,000	6,951,138	2,312,454	1,174,777	0	57,174	13,871,964
Frank Jimenez
General Counsel and Corporate Secretary	2025	890,415	0	2,715,368	874,977	909,000	0	108,310	5,498,070
	2024	872,204	0	2,718,611	874,984	813,750	0	123,932	5,403,481
	2023	871,629	0	3,264,661	2,187,479	1,093,750	0	95,988	7,513,507
Jeannette Bankes
President and CEO, Patient Care Solutions	2025	439,936	160,000	3,722,658	499,982	363,923	0	171,804	5,358,303
(1)For Mr. Kass-Hout, the 2025 amount reflects one-time cash awards under the Company’s Inventor Recognition & Awards Policy in recognition of certain patent filings and publications. For Ms. Bankes, the amount reflects a one-time cash sign-on bonus pursuant to her offer letter.
(2)Represents the aggregate grant date fair value of RSUs and PSUs pursuant to FASB ASC Topic 718, disregarding the effect of estimated forfeitures. The value is reflective of the amount the Company expects to expense for accounting purposes over the awards’ vesting schedules and does not correspond to the actual values that NEOs will realize from the award. For 2025, RSUs include annual RSUs awarded under the LTI Program and New-Hire RSUs awarded to Ms. Bankes in connection with her hire ($2,199,986). For 2025, PSU awards include annual PSUs awarded under the LTI Program. The aggregate grant date fair value of the PSUs is calculated based on the most probable outcome of the performance conditions as of the grant date. The aggregate grant date fair value of these 2025 awards assuming maximum performance would be as follows: Mr. Arduini ($14,499,876 ), Mr. Saccaro ($3,899,918), Mr. Kass-Hout ($3,999,870), Mr. Jimenez ($3,499,948 ), and Ms. Bankes ($1,999,921). For information on the assumptions used in valuing a particular year’s grant, see Note 16 on Share-Based Compensation in our 2025 Form 10-K.
The 2025 PSUs are measured on the grant date using a Monte Carlo simulation model with the following assumptions:

Assumptions	2025 Annual PSUs	2025 Annual PSUs for Ms. Bankes
Risk-Free Rate	3.95%	3.91%
Volatility	24.66%	25.97%
Expected Term (in years)	2.76	2.63
Dividend Yield	0.00%	0.00%
(3)Represents the aggregate grant date fair value of Option awards. These amounts reflect the Company’s accounting expense and do not correspond to the actual value that the NEOs will realize.
Key assumptions used in the Black-Scholes valuation for the 2025 annual Options, as well as the strike prices, are as follows:

	2025 Annual Options	2025 Annual Options for Ms. Bankes
Risk-Free Rate	3.99%	4.25%
Volatility	26.55%	28.52%
Expected Term (in years)	6.26	6.13
Dividend Yield	0.16%	0.19%
Strike Price	$86.45	$72.91
For information on the assumptions used in valuing a particular year’s grant, see Note 16 on Share-Based Compensation in our 2025 Form 10-K.

50	GE HEALTHCARE 2026 PROXY STATEMENT

Compensation
(4)Amounts earned under the Bonus Plan. See the “Grants of Plan-Based Awards Table” on page 52 for additional information on the Bonus Plan.
(5)Year-over-year changes in pension value generally are driven by changes in actuarial pension assumptions, increases in age, any additional service, and compensation, as applicable. In 2025, there was a net increase in pension value for Mr. Arduini ($6,131) due to the decrease in the discount rate and a change to the mortality assumption. See “Pension Benefits” beginning on page 56 for additional information on these benefits.
(6)We provide executives with other benefits that are market-competitive and contribute to attraction and retention of top talent. The costs of these benefits for 2025, minus any reimbursements by the NEOs, are shown in the table below:

Name	Company Contributions to Retirement Plans(a) ($)	Company Credits to Restoration Plan(b) ($)	Financial and Tax Planning(c) ($)	Executive Physical (d) ($)	Relocation Benefits(e) ($)	Relocation Tax Benefits(f) ($)	Travel(g) ($)	Matching Gifts(h) ($)	Total ($)
Arduini	24,500	134,895					116,698		276,093
Saccaro	24,500	66,310		2,423					93,233
Kass-Hout	17,500	70,523	5,200						93,223
Jimenez	24,500	66,310	15,000					2,500	108,310
Bankes	23,465	6,296			124,657	17,386			171,804
(a)For each NEO, represents Company contributions under the GE HealthCare Retirement Savings Plan (“RSP”) for the 2025 plan year. Contributions include matching contributions of up to 4% of eligible earnings, and automatic contributions of 3% of eligible earnings, subject to IRS limits. Company contributions to the RSP for the 2025 plan year were deposited during 2025 and in January 2026.
(b)For each NEO, represents credits under the GE HealthCare Restoration Plan for the 2025 plan year. Credits equal 7% of annual eligible earnings (base salary and up to one-half of eligible bonus payments) in excess of the IRS annual compensation limit ($350,000 for 2025).
(c)Includes expenses for the use of advisors for financial, estate, tax preparation and planning, and investment analysis and advice that were incurred and reimbursed in 2025.
(d)Includes expenses for annual executive physical examinations and disclosed as reimbursed.
(e)Expenses for relocation are provided under a Company program which for Ms. Bankes includes movement of household goods ($16,704), sale of departure home ($73,839), new home purchase ($10,051), and lump sum miscellaneous allowances ($24,063).
(f)Includes tax gross-ups and equalization benefits provided in connection with relocation benefits.
(g)Represents the amount of Mr. Arduini’s annual travel allowance used in 2025.
(h)Represents contributions made by the GE HealthCare Foundation under a charitable contribution matching program generally available to the Company’s U.S.-based employees. Such contributions were not historically included because they are generally available on a nondiscriminatory basis to all U.S.-based employees. For completeness prior matching contributions have been added. Specifically, in 2023, a matching gift of $3,350 was made by the Company based on Mr. Jimenez’s charitable contributions under a program that was replaced with the current program upon the formation of the GE HealthCare Foundation. In 2024 a matching gift of $250 was made by the GE HealthCare Foundation based on Mr. Saccaro’s charitable contributions. The matching gifts for 2023 and 2024 are included in the All Other Compensation and Total columns for 2023 and 2024 in the Summary Compensation Table for Mr. Jimenez and Mr. Saccaro, respectively.

GE HEALTHCARE 2026 PROXY STATEMENT	51

Compensation
Grants of Plan-Based Awards Table
The following table shows annual Bonus Plan and PSU, RSU, and Option awards granted to our NEOs in 2025. Please refer to “Annual Bonus Plan” beginning on page 37 for a description of the Company’s Bonus Plan and “Long-Term Incentive Program” beginning on page 39 for more information on each of the award types.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/share)(5)	Grant Date Fair Value of Stock and Option Awards ($)(6)
Name	Grant Date	Approval Date	Award Type	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Arduini
			Annual Bonus	1,030,240	2,060,479	4,120,959
	3/3/2025	2/6/2025	Annual Options								119,913	86.45	3,624,970
	3/3/2025	2/6/2025	Annual RSUs							41,931			3,624,935
	3/27/2025	3/26/2025	Annual PSUs				44,391	88,782	177,564				7,624,598
Saccaro
			Annual Bonus	450,000	900,000	1,800,000
	3/3/2025	2/6/2025	Annual Options								32,252	86.45	974,978
	3/3/2025	2/6/2025	Annual RSUs							11,278			974,983
	3/27/2025	3/26/2025	Annual PSUs				11,940	23,879	47,758				2,050,729
Kass-Hout
			Annual Bonus	450,000	900,000	1,800,000
	3/3/2025	2/6/2025	Annual Options								33,079	86.45	999,978
	3/3/2025	2/6/2025	Annual RSUs							11,567			999,967
	3/27/2025	3/26/2025	Annual PSUs				12,246	24,491	48,982				2,103,287
Jimenez
			Annual Bonus	450,000	900,000	1,800,000
	3/3/2025	2/6/2025	Annual Options								28,944	86.45	874,977
	3/3/2025	2/6/2025	Annual RSUs							10,121			874,960
	3/27/2025	3/26/2025	Annual PSUs				10,715	21,430	42,860				1,840,408
Bankes
			Annual Bonus	229,315	458,630	917,260
	5/15/2025	11/13/2024	New Hire RSUs							30,174			2,199,986
	5/15/2025	11/13/2024	Annual Options								18,754	72.91	499,982
	5/15/2025	11/13/2024	Annual RSUs							6,857			499,944
	5/15/2025	11/13/2024	Annual PSUs				6,858	13,715	27,430				1,022,728
(1)Represents the potential payouts for each NEO for 2025 under the Bonus Plan, which is our annual incentive program designed to reward achievement of annual performance goals. Mr. Arduini’s target bonus amount reflects proration for the increase in his bonus target from 150% to 155%, effective April 1, 2025. Ms. Bankes’ target bonus amount reflects proration for time served in her role during 2025. The actual Bonus Plan payouts for our NEOs for 2025 are reported in the Summary Compensation Table in the Non-Equity Incentive Plan Compensation column. The performance metrics and methodology for calculating payouts are described under “Annual Bonus Plan” on page 37.
(2)Represents the potential number of PSUs that could be earned at the end of the three-year performance period from (i) annual PSUs granted on March 27, 2025 to all NEOs other than Ms. Bankes and (ii) annual PSUs granted on May 15, 2025 to Ms. Bankes in connection with her hire. The actual number of PSUs earned is based on achievement of performance metrics and the methodology for calculating payouts as described under “2025 PSUs” on page 40 for 2025 annual PSU awards. The number of shares that were possible to earn at the time of the grant ranged from 0% to 200% of the target number of PSUs for 2025 annual PSU awards.
(3)Represents the number of RSUs granted under the LTI Program, and, for Ms. Bankes, New-Hire RSUs awarded in connection with her hire.
(4)Represents the number of Options granted under the LTI Program.
(5)The Option exercise price equals the closing price of GE HealthCare common stock on the grant date.
(6)The grant date fair value of awards granted in 2025 are calculated based on the probable outcome of the performance conditions for PSUs as of the grant date. Values are calculated in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures.

52	GE HEALTHCARE 2026 PROXY STATEMENT

Compensation
Outstanding Equity Awards at Fiscal Year-End Table
The following table shows the NEOs’ outstanding stock and Option grants as of year-end. It includes unexercised Options (vested and unvested), RSUs, and PSUs for which vesting conditions were not yet satisfied as of December 31, 2025. The number of awards included in the following table reflects both the pre-Spin-Off equity awards granted by GE to our NEOs, as applicable, and the post-Spin-Off equity awards granted by GE HealthCare to our NEOs(1).

		Option Awards				Stock Awards
Name of Executive	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value Of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)	Vesting Schedule(4)
Arduini
	3/1/2022	89,023	0	65.39	3/1/2032					Fully Vested
	2/1/2023	94,063	94,064	70.01	2/1/2033					50% in 2026 (50% vested in 2025)
	2/1/2023					10,713	878,680			50% in 2026 (50% vested in 2025)
	3/1/2023	72,596	37,398	75.30	3/1/2033					34% in 2026 (33% vested in 2024 and 2025)
	3/1/2023					13,405	1,099,478			34% in 2026 (33% vested in 2024 and 2025)
	3/1/2023					70,966	5,820,623			100% in 2026
	3/1/2024	34,163	69,364	92.72	3/1/2034					33% in 2026 and 34% in 2027 (33% vested in 2025)
	3/1/2024					24,388	2,000,304			33% in 2026 and 34% in 2027 (33% vested in 2025)
	3/1/2024							72,799	5,970,974	100% in 2027 subject to performance
	3/3/2025	0	119,913	86.45	3/3/2035					33% in 2026, 33% in 2027, and 34% in 2028
	3/3/2025					41,931	3,439,181			33% in 2026, 33% in 2027, and 34% in 2028
	3/27/2025							177,564	14,563,799	100% in 2028 subject to performance
Saccaro
	6/1/2023	27,236	27,236	79.83	6/1/2033					50% in 2026 (50% vested in 2025)
	6/1/2023					2,975	244,010			50% in 2026 (50% vested in 2025)
	6/1/2023	23,876	12,300	79.83	6/1/2033					34% in 2026 (33% vested in 2024 and 2025)
	6/1/2023					4,046	331,853			34% in 2026 (33% vested in 2024 and 2025)
	6/1/2023					21,420	1,756,868			100% in 2026
	3/1/2024	9,616	19,525	92.72	3/1/2034					33% in 2026 and 34% in 2027 (33% vested in 2025)
	3/1/2024					6,865	563,067			33% in 2026 and 34% in 2027 (33% vested in 2025)
	3/1/2024							20,491	1,680,672	100% in 2027 subject to performance
	3/3/2025	0	32,252	86.45	3/3/2035					33% in 2026, 33% in 2027, and 34% in 2028
	3/3/2025					11,278	925,022			33% in 2026, 33% in 2027, and 34% in 2028
	3/27/2025							47,758	3,917,111	100% in 2028 subject to performance

GE HEALTHCARE 2026 PROXY STATEMENT	53

Compensation

		Option Awards				Stock Awards
Name of Executive	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value Of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)	Vesting Schedule(4)
Kass-Hout
	2/1/2023	29,002	29,003	70.01	2/1/2033					50% in 2026 (50% vested in 2025)
	2/1/2023					3,303	270,912			50% in 2026 (50% vested in 2025)
	3/1/2023	22,618	11,653	75.30	3/1/2033					34% in 2026 (33% vested in 2024 and 2025)
	3/1/2023					4,177	342,598			34% in 2026 (33% vested in 2024 and 2025)
	3/1/2023					22,111	1,813,561			100% in 2026
	3/1/2024	9,363	19,011	92.72	3/1/2034					33% in 2026 and 34% in 2027 (33% vested in 2025)
	3/1/2024					6,684	548,222			33% in 2026 and 34% in 2027 (33% vested in 2025)
	3/1/2024							19,952	1,636,463	100% in 2027 subject to performance
	3/3/2025	0	33,079	86.45	3/3/2035					33% in 2026, 33% in 2027, and 34% in 2028
	3/3/2025					11,567	948,725			33% in 2026, 33% in 2027, and 34% in 2028
	3/27/2025							48,982	4,017,504	100% in 2028 subject to performance
Jimenez
	2/1/2023	27,435	27,435	70.01	2/1/2033					50% in 2026 (50% vested in 2025)
	2/1/2023					3,125	256,313			50% in 2026 (50% vested in 2025)
	3/1/2023	21,396	11,023	75.30	3/1/2033					34% in 2026 (33% vested in 2024 and 2025)
	3/1/2023					3,951	324,061			34% in 2026 (33% vested in 2024 and 2025)
	3/1/2023					20,916	1,715,530			100% in 2026
	3/1/2024	8,857	17,983	92.72	3/1/2034					33% in 2026 and 34% in 2027 (33% vested in 2025)
	3/1/2024					6,323	518,612			33% in 2026 and 34% in 2027 (33% vested in 2025)
	3/1/2024							18,874	1,548,045	100% in 2027 subject to performance
	3/3/2025	0	28,944	86.45	3/3/2035					33% in 2026, 33% in 2027, and 34% in 2028
	3/3/2025					10,121	830,124			33% in 2026, 33% in 2027, and 34% in 2028
	3/27/2025							42,860	3,515,377	100% in 2028 subject to performance
Bankes
	5/15/2025					30,174	2,474,871			50% in 2026 and 50% in 2027
	5/15/2025	0	18,754	72.91	5/15/2035					33% in 2026, 33% in 2027, and 34% in 2028
	5/15/2025					6,857	562,411			33% in 2026, 33% in 2027, and 34% in 2028
	5/15/2025							27,430	2,249,809	100% in 2028 subject to performance

54	GE HEALTHCARE 2026 PROXY STATEMENT

Compensation
(1)Number of Outstanding Shares for awards granted prior to 2023 reflect the post-Spin-Off conversion ratio. The conversion ratio was equal to the closing share price of GE immediately prior to the Spin-Off on January 3, 2023 ($60.18), divided by the volume weighted average share price of GE HealthCare’s stock on the first trading day following the Spin-Off, January 4, 2023, which resulted in an equity conversion ratio of 1.412087. Option exercise prices were also adjusted for the conversion ratio. No conversion was required for awards granted after the Spin-Off.
(2)The market value of RSUs is calculated by multiplying the closing price of GE HealthCare stock as of December 31, 2025 ($82.02) (the last trading day for the year) by the number of shares underlying each award. In February 2026, the Compensation Committee certified the 2023 Annual PSU performance as 90% of target. The Committee then determined to adjust performance, modestly increasing the payout from 90% to 95% of target. As a result, the 2023 PSUs awards that vested on February 12, 2026 are equal to: Mr. Arduini (74,908), Mr. Saccaro (22,610), Mr. Kass-Hout (23,340), and Mr. Jimenez (22,078). The performance metrics and methodology for calculating payouts are described under “2023 Annual PSUs” on page 41.
(3)The market value of PSUs is calculated by multiplying the closing price of GE HealthCare stock as of December 31, 2025 ($82.02) (the last trading day for the year) by the number of shares underlying each award. With respect to the PSUs granted to NEOs on March 1, 2024, this value assumes satisfaction of the target-level payout based on Company performance through December 31, 2025, which has exceeded the threshold level of performance. With respect to the PSUs granted to NEOs on March 27, 2025 and PSUs granted to Ms. Bankes on May 15, 2025, this value assumes satisfaction of the maximum-level payout based on Company performance through December 31, 2025, which has exceeded the target level of performance. Final payouts will be based on certified performance for the full three-year performance period in the first quarter following the end of the performance period.
(4)Annual Options and RSUs granted since the Spin-Off vest over three and one-half years in three substantially equal installments on the 18-month, 30-month, and 42-month anniversary of the grant date. Ms. Bankes’s annual Options and RSUs granted on May 15, 2025 will vest in three substantially equal installments on September 1, 2026, September 1, 2027, and September 1, 2028. One-third of Mr. Saccaro’s annual Options and RSUs granted in 2023 vested on September 1, 2024, one-third vested on September 1, 2025, and the remaining Options and RSUs will vest on September 1, 2026. All time vesting is subject to the NEO’s continued employment through the applicable vesting date (with exceptions for certain termination events). For the Founders Options and RSUs, 50% vested on February 1, 2025 and 50% vested on February 1, 2026. For the New-Hire RSUs granted to Ms. Bankes, 50% will vest on the first anniversary of the grant date and 50% will vest on the second anniversary of the grant date, subject to her continued employment through each such vesting date (with exceptions for certain termination events, including prorated vesting for termination without cause or for good reason). See details of the exceptions to vesting in “Potential Payments Upon Termination or Change in Control” beginning on page 57. PSUs vest after the end of the three-year performance period, contingent upon satisfaction of the performance criteria, and subject to the NEO’s continued employment through such vesting date (with exceptions for certain termination events).
Option Exercises and Stock Vested Table
The following table shows the number of shares the NEOs acquired and the values they realized upon exercising Options and/or the vesting of RSUs and PSUs during 2025. During the year, all NEOs other than Ms. Bankes had RSUs that vested; none of the NEOs exercised Options. Mr. Arduini earned PSUs from his 2022 New-Hire PSUs granted by GE in 2022. Values are shown before payment of any applicable withholding taxes or brokerage commissions.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Arduini	0	0	113,418	9,576,453
Saccaro	0	0	32,204	2,347,815
Kass-Hout	0	0	35,419	3,020,466
Jimenez	0	0	39,211	3,333,403
Bankes	0	0	0	0
Deferred Compensation
We offer certain nonqualified deferred compensation programs and arrangements to executives. The description below is for the plan in which each of our NEOs participated during 2025.
GE HealthCare Restoration Plan
Eligibility. U.S. employees who became executives (including each NEO) on or after January 1, 2021 accrue benefits under the Restoration Plan. Our executives are not permitted to make contributions under the Restoration Plan.
Benefit Formula. Restoration Plan participants receive credits equal to 7% of their annual eligible earnings (base salary and up to one-half of eligible bonus payments) in excess of the IRS limit applicable to tax-qualified plans ($350,000 for 2025).
Earnings and Vesting. The annual credits are notionally invested according to participant elections in investment options that mirror those offered under the broad-based tax-qualified RSP. Participants may change their investment elections up to twelve times per quarter. Earnings are currently credited daily. Participants generally vest in Restoration Plan accounts after 3 years of service.
Time and Form of Payment. Vested amounts under the Restoration Plan are paid in a lump sum, generally in July of the year following the year of the participant’s separation from service.

GE HEALTHCARE 2026 PROXY STATEMENT	55

Compensation
Nonqualified Deferred Compensation Table
The table below shows amounts credited to the NEOs’ accounts under the GE HealthCare Restoration Plan and plan balances as of December 31, 2025.

	Executive Contributions in 2025(1) ($)	GE HealthCare Credits in 2025(2) ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)(3)
Arduini	0	134,895	55,374	0	539,974
Saccaro	0	66,310	13,037	0	151,669
Kass-Hout	0	70,523	21,016	0	214,298
Jimenez	0	66,310	26,785	0	276,551
Bankes	0	6,296	0	0	6,296
(1)Our executives are not permitted to make contributions to the Restoration Plan.
(2)Credits under the Restoration Plan were accrued on December 15, 2025 and credited to our NEOs’ accounts in the Restoration Plan in January 2026. These amounts are reported as compensation in the Summary Compensation Table above.
(3)Represents the aggregate balance at December 31, 2024, as reported in our 2025 proxy with 2025 GE HealthCare credits, aggregate earnings, and aggregate withdrawals/distributions.
Pension Benefits
We provide retirement benefits to certain eligible employees based in the U.S. The GE HealthCare Pension Plan (“U.S. Pension Plan”) is a funded, tax-qualified plan.
U.S. Pension Plan
Eligibility and Vesting. The U.S. Pension Plan is a broad-based retirement program for U.S.-based employees which is a mirror of the GE Pension Plan for our eligible employees and former employees that has been closed to new participants since 2012 (2011 for salaried new hires). Effective January 1, 2021, salaried participants stopped accruing benefits (and making contributions) under the predecessor to the U.S. Pension Plan. U.S.-based employees who began working at GE or GE HealthCare after the predecessor to the U.S. Pension Plan was closed, including Messrs. Saccaro, Kass-Hout, and Jimenez and Ms. Bankes, are not eligible to participate in the U.S. Pension Plan. Those employees who are eligible generally vest after five years of qualifying service. The U.S. Pension Plan also required employee contributions, which vest immediately.
Benefit Formula. Mr. Arduini’s benefits are based primarily on a formula that takes into account his earnings for each fiscal year (before the stoppage of accruals) during which he was employed by GE. Since 1989, this formula has provided an annual benefit accrual equal to 1.45% of earnings for the year up to covered compensation and 1.9% of his earnings for the year in excess of covered compensation.
Time and Form of Payment. The accumulated benefit is payable after retirement on a monthly basis for life with a guaranteed minimum benefit of five years. The normal retirement age as defined in this plan is 65; however, employees who began working at GE prior to 2005, including Mr. Arduini, may retire at age 60 without any reduction in benefits. The U.S. Pension Plan provides for Social Security supplements if the participant retires directly from active service prior to age 64 and spousal joint and survivor annuity options.
Tax Code Limits on Benefits. The tax code limits the benefits payable under the U.S. Pension Plan. For 2025, the maximum single life annuity an executive could have received under these limits was $280,000 per year. This ceiling is actuarially adjusted in accordance with IRS rules to reflect employee contributions, actual forms of distribution, and actual retirement dates.

56	GE HEALTHCARE 2026 PROXY STATEMENT

Compensation
Pension Benefits Table
The table below shows the present value of the accumulated benefit as of December 31, 2025 for the NEOs under the U.S. Pension Plan for Mr. Arduini, as calculated based on the assumptions described below. Although the SEC rules require us to show this present value, the NEOs are not entitled to receive these amounts in a lump sum. Mr. Arduini received no payment under the U.S. Pension Plan in 2025.

Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit(1) ($)	Payment During Last Fiscal Year ($)
Arduini(2)(3)	15	518,761	0
Saccaro	N/A	N/A	N/A
Kass-Hout	N/A	N/A	N/A
Jimenez	N/A	N/A	N/A
Bankes	N/A	N/A	N/A
(1)The accumulated benefit is based on years of service and earnings (base salary and bonus) considered by the plans for the period through December 31, 2025. It also includes the value of contributions made by the NEOs throughout their careers. For purposes of calculating the present value, it is assumed that Mr. Arduini took his benefit on December 31, 2025 as he has reached age 60, the age at which he could retire without any reduction in benefits under the U.S. Pension Plan. It is also assumed that benefits are payable under the available forms of annuity. The assumptions for U.S. beneficiaries are consistent with the assumptions for the U.S. Pension Plan, including the statutory discount rate assumption of 5.4%, and the postretirement mortality assumption used for present value calculations is the Pri-2012 Healthy Retiree mortality table adjusted by experience and projected by MP-2021 converging into the 2021 SSA long-term proxy rates.
(2)For Mr. Arduini, there is no service cost under the GE HealthCare Pension Plan since the accruals have stopped.
(3)Mr. Arduini’s pension benefits reflect his accrued benefits from his prior tenure with GE. Mr. Arduini’s credited service is limited to 15 years under the U.S. Pension Plan, from his prior tenure with GE before future accruals stopped effective January 1, 2021.
Potential Payments Upon Termination or Change in Control
As described in “Severance and Change in Control Arrangements” beginning on page 47, the Executive Severance Plan provides for benefits in the event of certain qualifying terminations of employment.
Potential Termination Payments. Below we describe and quantify certain compensation that would have been payable under existing compensation plans and arrangements had any of our NEO’s employment terminated on December 31, 2025. For this hypothetical calculation, we have used each NEO’s compensation and service levels as of December 31, 2025, and, where applicable, GE HealthCare’s closing stock price on December 31, 2025. For the equity calculations, we show the intrinsic value of equity awards that would have vested or become exercisable under each termination scenario below as of December 31, 2025. Intrinsic value is based upon the Company’s stock price (minus the exercise price in the case of Options, with negative values for out-of-the-money Options shown as zero). Amounts shown assume the achievement of all applicable performance objectives at the target level. Our NEOs generally are not entitled to benefits if they leave voluntarily or are terminated for cause. Since many factors (e.g., the time of year when the event occurs, GE HealthCare’s stock price, NEO’s age, etc.) could affect the nature and amount of benefits NEOs could potentially receive, amounts paid or distributed upon a future termination may differ from those shown in the tables below. The amounts described below are in addition to benefits generally available to salaried employees, such as distributions available under defined contribution retirement programs.

GE HEALTHCARE 2026 PROXY STATEMENT	57

Compensation

	Upon Death	Upon Disability	Upon Retirement(1)	Transfer of Business to Successor Employer	Upon Involuntary Termination	In Connection with Change in Control

Severance	None	None	None	None	In the event of a position elimination, termination without cause or termination for good reason: (1) lump sum cash severance payment equal to the sum of base salary and target annual bonus multiplied by 2.0 for the CEO and multiplied by 1.0 for the other NEOs, (2) continued participation in the Company’s health and welfare benefit plans for 24 months for the CEO and 12 months for the other NEOs, and (3) outplacement services for 24 months for CEO and 12 months for the other NEO.	In the event of a position elimination, termination without cause, or termination for good reason within 24 months after a change in control: (1) lump sum cash severance payment equal to the sum of base salary and target annual bonus multiplied by 2.99 for the CEO and multiplied by 2.0 for the other NEOs, (2) continued participation in the Company’s health and welfare benefit plans for 36 months for the CEO and 24 months for the other NEOs, and (3) outplacement services for 36 months for the CEO and 24 months for the other NEOs.

Annual Bonus	Prorated for the year subject to Company performance if actively employed for at least 90 days during the Plan Year	May be prorated for the year subject to Company performance if actively employed for at least 90 days during the Plan Year	Prorated for the year subject to Company performance if actively employed for at least 90 days during the Plan Year	None	Prorated for the year subject to Company performance if actively employed for at least 90 days during the Plan Year	Prorated for the year subject to Company performance if actively employed for at least 90 days during the Plan Year

Annual RSU and PSU grants	Awards vest immediately; PSUs remain subject to the achievement of the performance objectives	Awards vest immediately; PSUs remain subject to the achievement of the performance objectives
Awards held for at least one year from the grant date continue to vest in accordance with the original vesting schedule, regardless of whether the participant retires or remains actively employed.(2) PSUs remain subject to the achievement of the performance objectives.
				RSUs awards vest immediately; unvested PSUs are forfeited	Unvested awards are forfeited	Unvested awards are forfeited

58	GE HEALTHCARE 2026 PROXY STATEMENT

Compensation

	Upon Death	Upon Disability	Upon Retirement(1)	Transfer of Business to Successor Employer	Upon Involuntary Termination	In Connection with Change in Control

Annual Option Grants	Options vest and become exercisable immediately, and all vested Options remain exercisable until the Option Expiration Date(2)	Options vest and become exercisable immediately, and all vested Options remain exercisable until the Option Expiration Date(2)
Options held for at least one year from the grant date continue to vest in accordance with the original vesting schedule, regardless of whether the participant retires or remains actively employed, and all vested Options remain exercisable until the Option Expiration Date(3)
				Options vest and become exercisable immediately, and all vested Options remain exercisable only until the earlier of 90 days after such termination or the original Option Expiration Date	Unvested Options are forfeited, and all vested Options generally remain exercisable only until the earlier of 90 days after such termination or the original Option Expiration Date	Unvested Options are forfeited, and all vested Option generally remain exercisable only until the earlier of 90 days after such termination or the original Option Expiration Date

Founders RSUs	Awards vest immediately	Awards vest immediately	Unvested awards are forfeited	Awards vest immediately	Unvested awards are forfeited	Unvested awards are forfeited

Founders Options	Options vest and become exercisable immediately, and all vested Options remain exercisable until the Option Expiration Date	Options vest and become exercisable immediately, and all vested Options remain exercisable until the Option Expiration Date	Unvested Options are forfeited, and vested Options remain exercisable only until the earlier of 90 days after retirement and the original Option Expiration Date	Options vest and become exercisable immediately, and all vested Options remain exercisable only until the earlier of 90 days after such termination and the original Option Expiration Date	Unvested Options are forfeited, and all vested Options remain exercisable only until the earlier of 90 days after such termination and the original Option Expiration Date	Unvested Options are forfeited, and all vested Options remain exercisable only until the earlier of 90 days after such termination and the original Option Expiration Date

Ms. Bankes New-Hire RSUs	Awards vest immediately	Awards vest immediately	Awards held for at least one year from the grant date continue to vest in accordance with the original vesting schedule, regardless of whether the participant retires or remains actively employed	RSUs awards vest immediately	Awards vest pro rata as of such in the event of a termination without cause or termination for good reason. Pro rata vesting is calculated as an amount equal to (a)(i) the number of RSUs granted, multiplied by (ii) a fraction where the numerator is the number of complete calendar months from the grant date through the termination of employment and the denominator is the number of calendar months from the grant date through the final vesting date, minus (b) any RSUs that vested prior to the termination of Employment.	Unvested awards are forfeited

(1)For equity awards granted after the Spin-Off, retirement is defined as attainment of the following age, and where applicable, age and service requirements while employed: age 65, age 60 and completion of at least 5 years of continuous employment, or age 55 and completion of at least 10 years of continuous employment. Continuous employment includes grantees’ most recent employment with GE ending on the Spin-Off. For equity awards granted prior to our

GE HEALTHCARE 2026 PROXY STATEMENT	59

Compensation
Spin-Off, retirement is defined as attainment of the following age and service requirement while employed: age 60 and completion of at least 5 years of continuous employment. For Annual Bonus, retirement is defined as attainment of the following age and service requirements while employed: age 60 and completion of at least 5 years of continuous employment, or age 55 and completion of at least 10 years of continuous employment. No NEOs were retirement eligible on December 31, 2025.
(2)The 2023 and 2024 Annual RSU and PSU grants held for at least one year from the Grant Date vest as of the later of the first anniversary of the Grant Date or the date on which requirements for Retirement are first met. PSUs remain subject to the achievement of the performance objectives.
(3)The 2023 and 2024 Annual Option grants held for at least one year from the Grant Date vest as of the later of the first anniversary of the Grant Date or the date on which requirements for Retirement are first met, and all vested Options remain exercisable until the Option Expiration Date.

		Upon Death ($)	Upon Disability ($)	Upon Retirement ($)	Transfer of Business to Successor Employer ($)	Upon Involuntary Termination ($)	Upon Change in Control ($)
Arduini
	Severance(1)	0	0	0	0	6,937,831	10,372,577
	Annual Bonus	2,060,479	2,060,479	N/A	0	2,060,479	2,060,479
	Annual RSUs and PSUs	25,612,459	25,612,459	N/A	6,538,962	0	0
	Annual Options	251,315	251,315	N/A	251,315	0	0
	Founders RSUs	878,680	878,680	N/A	878,680	0	0
	Founders Options	1,129,709	1,129,709	N/A	1,129,709	0	0
	New-Hire RSUs	0	0	N/A	0	0	0
Saccaro
	Severance(1)	0	0	0	0	1,850,273	3,700,547
	Annual Bonus	900,000	900,000	N/A	0	900,000	900,000
	Annual RSUs and PSUs	7,216,038	7,216,038	N/A	1,819,942	0	0
	Annual Options	26,937	26,937	N/A	26,937	0	0
	Founders RSUs	244,010	244,010	N/A	244,010	0	0
	Founders Options	59,647	59,647	N/A	59,647	0	0
	New-Hire RSUs	0	0	N/A	0	0	0
Kass-Hout
	Severance(1)	0	0	0	0	1,851,916	3,703,831
	Annual Bonus	900,000	900,000	N/A	0	900,000	900,000
	Annual RSUs and PSUs	7,298,320	7,298,320	N/A	1,839,545	0	0
	Annual Options	78,308	78,308	N/A	78,308	0	0
	Founders RSUs	270,912	270,912	N/A	270,912	0	0
	Founders Options	348,326	348,326	N/A	348,326	0	0
	New-Hire RSUs	0	0	N/A	0	0	0
Jimenez
	Severance(1)	0	0	0	0	1,851,916	3,703,831
	Annual Bonus	900,000	900,000	N/A	0	900,000	900,000
	Annual RSUs and PSUs	6,694,062	6,694,062	N/A	1,672,798	0	0
	Annual Options	74,075	74,075	N/A	74,075	0	0
	Founders RSUs	256,313	256,313	N/A	256,313	0	0
	Founders Options	329,494	329,494	N/A	329,494	0	0
	New-Hire RSUs	0	0	N/A	0	0	0
Bankes
	Severance(1)	0	0	0	0	1,401,916	2,803,831
	Annual Bonus	458,630	458,630	N/A	0	458,630	458,630
	Annual RSUs and PSUs	1,687,315	1,687,315	N/A	562,411	0	0
	Annual Options	170,849	170,849	N/A	170,849	0	0
	Founders RSUs	0	0	N/A	0	0	0
	Founders Options	0	0	N/A	0	0	0
	New-Hire RSUs	2,474,871	2,474,871	N/A	2,474,871	721,838	0

60	GE HEALTHCARE 2026 PROXY STATEMENT

Compensation
(1)Severance includes the following lump sum cash, health care continuation, and outplacement costs for each NEO:

	Upon Involuntary Termination			Upon Change in Control
	Lump Sum Cash ($)	Health Care Continuation ($)	Outplacement ($)	Lump Sum Cash ($)	Health Care Continuation ($)	Outplacement ($)
Arduini	6,834,000	33,831	70,000	10,216,830	50,747	105,000
Saccaro	1,800,000	15,273	35,000	3,600,000	30,547	70,000
Kass-Hout	1,800,000	16,916	35,000	3,600,000	33,831	70,000
Jimenez	1,800,000	16,916	35,000	3,600,000	33,831	70,000
Bankes	1,350,000	16,916	35,000	2,700,000	33,831	70,000
Pension Benefits. “Pension Benefits” beginning on page 56 describes the general terms of each pension plan in which our NEOs participate, the years of credited service, and the present value of their accumulated pension benefit (assuming payment begins, as noted above). The table below shows the pension benefits that would have become payable if the NEO had died, become disabled, voluntarily terminated their employment, or retired as of December 31, 2025. Mr. Arduini is the only NEO eligible for pension benefits.
In the event of death before retirement, because Mr. Arduini has more than 15 years of service accrued during his prior tenure with GE, his surviving spouse may receive either an annuity, as if he had retired and elected the spousal 50% joint and survivor annuity option prior to death, or an immediate lump-sum payment based on five years of pension distributions, in each case based upon the accrued benefit.
In the event a disability occurs before retirement, Mr. Arduini could receive an annuity payment of accrued benefits under his plan.
Potential Termination Payments Table (Pension Benefits)

Name	Lump Sum Upon Death ($)	Annual Benefit Upon Death ($)	Annual Benefit Upon Disability ($)	Annual Benefit Upon Voluntary Termination ($)	Annual Benefit Upon Retirement ($)
Arduini	N/A	17,805	38,730	35,610	35,610
Saccaro	N/A	N/A	N/A	N/A	N/A
Kass-Hout	N/A	N/A	N/A	N/A	N/A
Jimenez	N/A	N/A	N/A	N/A	N/A
Bankes	N/A	N/A	N/A	N/A	N/A
Lump Sum Upon Death. Mr. Arduini is not eligible for a lump sum payment.
Annual Benefits Upon Death. The annual amount for Mr. Arduini is payable for the life of the surviving spouse under his plan.
Annual Benefits Upon Disability. For Mr. Arduini, the annual amount includes the 50% joint and survivor annuity under his plan.
Annual Benefits Upon Voluntary Termination. Mr. Arduini is over age 60 and eligible to commence upon termination with the annual amount shown, which includes the 50% joint and survivor annuity.
Annual Benefits Upon Retirement. Mr. Arduini is over age 60 and eligible to retire with the annual amount shown, which includes the 50% joint and survivor annuity.
Deferred Compensation. The NEOs are entitled to receive the vested amount in their Restoration Plan account in the event of a termination of employment. Between the termination event and the date that distributions are made, these accounts would continue to be adjusted to reflect hypothetical investment gains and losses. Therefore, amounts received by NEOs would differ from those shown in the “Nonqualified Deferred Compensation Table” on page 56. Vested amounts under the Restoration Plan are paid in a lump sum, generally in July of the year following the year of the participant’s separation from service after execution of a release.

GE HEALTHCARE 2026 PROXY STATEMENT	61

Compensation
Other Compensation Disclosures
2025 CEO Pay Ratio
As required under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank Act”) and Item 402(u) of Regulation S-K (“Item 402(u)”), below is information about the relationship of the annual total compensation of the individual identified in accordance with the process outlined below as our median paid employee excluding our CEO (the “Median Employee”) and the annual total compensation of our CEO, Mr. Arduini.
Pay Ratio. Our Median Employee earned $76,951 in total compensation for 2025. The total 2025 compensation for Mr. Arduini as reported in the “Summary Compensation Table” beginning on page 50 was $18,562,794. Based upon total compensation for 2025, the ratio of the annual total compensation of our CEO to the annual total compensation of our Median Employee was calculated to be approximately 241 to 1.
How we Identified the Median Employee. In accordance with Item 402(u) of Regulation S-K, we began with a decision to use the same median employee included in our last proxy statement because there has been no material change in our employee population or employee compensation arrangements that we believe would significantly impact the pay ratio disclosure. To identify our median employee, we started with our global employment records as of December 1, 2023, and determined we employed 53,401 full-time, part-time, temporary, and seasonal employees (excluding the CEO) (“Global Employees”) as of that date, including 16,771 in the U.S., and 36,630 outside of the U.S.
Under the de minimis exemption rule of Item 402(u), we excluded 1,836, or approximately 3.4% of our Global Employees from 34 countries(1), resulting in a total of 51,565 Global Employees used to identify our median employee. All employees in these 34 countries were excluded.
We then used the consistently applied compensation measure of annual base salary plus target bonus, to calculate compensation across the remaining Global Employee population to identify the median employee. We believe this compensation measure reasonably reflects the annual compensation of our Global Employees. Base salary and target bonuses were not annualized for any employees, and all currencies were converted to U.S. dollars using applicable conversion rates consistent with our accounting practices.
How we Calculated the CEO Pay Ratio. The Median Employee’s 2025 annual total compensation was calculated using the Summary Compensation Table methodology for calculating total compensation under Item 402(c)(2)(x) of Regulation S-K and compared with total compensation of Mr. Arduini, as detailed in the Summary Compensation Table above, to arrive at the CEO pay ratio.
(1)The following countries and corresponding number of employees were excluded from our pay ratio calculation: Mozambique (1), Luxembourg (2), Ukraine (3), Estonia (4), Slovakia (4), Pakistan (5), Nepal (6), Iraq (9), Serbia (9), Côte d’Ivoire (14), Bulgaria (17), Jordan (20), Morocco (21), Peru (26), Czechia (28), Kazakhstan (35), New Zealand (39), Bangladesh (40), Tunisia (48), Kenya (58), Nigeria (61), Philippines (69), Chile (70), Malaysia (86), Vietnam (86), Portugal (88), Romania (96), Argentina (109), Thailand (117), Belgium (118), South Africa (118), Switzerland (132), Algeria (141), and Greece (156).

62	GE HEALTHCARE 2026 PROXY STATEMENT

Compensation
Pay Versus Performance
As required under Section 953(a) of the Dodd-Frank Act, and in accordance with Item 402(v) of Regulation S-K, we are providing the following information about the relationship between compensation actually paid to our company’s principal executive officer (“PEO”) and the other NEOs and Company performance. In this section we refer to compensation actually paid (“CAP”) and other terms used in the applicable SEC rules; the calculations and analysis presented below in accordance with those rules do not necessarily reflect our approach to aligning executive compensation with performance.

Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO(1) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(2) ($)	Average Compensation Actually Paid to Non-PEO NEOs(1) ($)	Value of Initial Fixed $100 Investment Based on:		Net Income(5) ($ in thousands)	Company Selected Performance Measure - Organic Revenue Growth*(6)
					Company Total Shareholder Return(3)	Peer Group Total Shareholder Return(4)
2025	18,562,794	19,551,725	5,688,885	5,737,599	136.20	121.98	2,154,000	3.5%
2024(7)	19,487,880	13,412,402	5,179,648	4,407,267	129.59	113.61	2,050,000	1%
2023(7)	24,510,947	29,849,747	9,127,208	8,514,786	127.98	100.66	1,614,000	8%
2022(8)	10,497,102	7,343,420	4,705,283	2,963,509	N/A	N/A	1,967,000	7%
(1)CAP to our PEO and the average CAP to our non-PEO NEOs reflect adjustments from total compensation reported in the Summary Compensation Table (“SCT”). The assumptions used to calculate the values for RSUs, PSUs, and Options included in the calculation of CAP did not differ materially from those used to calculate the grant date fair value for such awards. A Monte Carlo simulation model was used to calculate the fair value for PSUs as of the applicable year-end measurement date. A Black-Scholes value was used for Options as of the applicable year-end or vesting date(s), determined using the same methodology used to determine grant date fair value, except that (1) the closing stock price on the applicable reevaluation date was used as the current market price and (2) a reduced expected life was used, given applicable time lapse since grant date. The calculation of CAP for the PEO and Non-PEO NEOs for 2025 is shown in the table below:

Compensation Actually Paid	2025
	PEO ($)	Average Non-PEO NEOs ($)
SCT Total	18,562,794	5,688,885
Subtract, value of all stock awards and stock options reported in SCT	14,874,503	3,979,227
Add, year-end value of all equity awards granted in the fiscal year that were unvested and outstanding at year-end	14,286,730	4,010,166
Add, change in fair value from prior year-end to current year-end of all prior-year equity awards that were outstanding and unvested at year-end	(362,691)	(121,505)
Add, change in fair value (from prior year-end to vesting date) of prior-year equity awards that vested in fiscal year	1,945,526	139,280
Less, Change in Present Value of Accumulated Retirement Benefit	6,131	—
Total Adjustments	988,931	48,714
Compensation Actually Paid	19,551,725	5,737,599
(2)The dollar amounts reported represent the average of amounts reported for our NEOs as a group (excluding our CEO) in the “Total” column of the SCT in each applicable year. The names of each of the NEOs included for these purposes in each applicable year are as follows: (1) for 2025, Messrs. Saccaro, Kass-Hout, and Jimenez and Ms. Bankes, (2) for 2024, Messrs. Saccaro, Kass-Hout, Jimenez, and Rott, (3) for 2023, Messrs. Saccaro, Kass-Hout, Jimenez, Makela, and Zodl, and (4) for 2022, Messrs. Zodl, Jimenez, and Makela and Ms. Larson.
(3)Reflects our TSR, assuming dividend reinvestment, from January 4, 2023, through December 31, 2025.
(4)The peer group used for this purpose is our Compensation Peer Group. See “Compensation Peer Group” on page 36 for more information.
(5)Reflects Net income as reported in each of our Annual Reports on Form 10-K for 2025, 2024, 2023, and 2022.
(6)For details on Organic revenue* for 2025, 2024, 2023, and 2022, see Item 7 in each of our Annual Reports on Form 10-K for 2025, 2024, 2023, and 2022.
(7)As noted in the Summary Compensation Table, charitable matching contributions made on behalf of NEOs in 2024 and 2023 have been added for completeness. Specifically, a matching gift of $250 made by the GE HealthCare Foundation based on Mr. Saccaro’s charitable contributions has been included for the 2024 amounts, and a matching gift of $3,350 made by the Company based on Mr. Jimenez’s charitable contributions has been included for 2023 amounts.
(8)We became an independent, public company effective January 3, 2023, but were required to report pursuant to Section 13(a) or 15(d) of the Exchange Act effective as of December 8, 2022. Because we were a subsidiary of GE during 2022, CAP for our NEOs was largely driven by GE’s stock price and did not bear a close relationship to our Net income or Organic revenue growth* for 2022. The Company did not have a TSR in 2022.
*    Non-GAAP financial measure. See the Appendix for additional information and definitions of these non-GAAP financial measures.

GE HEALTHCARE 2026 PROXY STATEMENT	63

Compensation
Three Most Important Measures for Linking NEO Pay to Company Performance
•Organic revenue growth*
•Adjusted EBIT*
•Free cash flow*
Organic revenue growth* is the most important measure to link CAP paid during 2025 to our performance, followed by Adjusted EBIT* and Free cash flow*. These three financial measures are intended to incentivize strong performance and are key drivers of long-term value creation.
Pay Versus Performance Relationship Disclosures
The charts below depict the relationships between (1) CAP to the PEO and Non-PEO NEOs and (2) Company TSR and Compensation Peer Group TSR, Net income, and Organic revenue growth* for fiscal years ended December 31, 2025, 2024, 2023 and 2022.
Compensation Actually Paid vs. Total Shareholder Return

■	Compensation Actually Paid to PEO	■	Average Compensation Actually Paid to Other NEOs	GEHC TSR	Peer Group TSR
Compensation Actually Paid vs. Net Income

■	Compensation Actually Paid to PEO	■	Average Compensation Actually Paid to Other NEOs	Net Income (In Thousands)
Compensation Actually Paid vs. Organic Revenue Growth*

■	Compensation Actually Paid to PEO	■	Average Compensation Actually Paid to Other NEOs	Organic Revenue Growth*
*    Non-GAAP financial measure. See the Appendix for additional information and definitions of these non-GAAP financial measures.

64	GE HEALTHCARE 2026 PROXY STATEMENT

Compensation
Equity Compensation Plan Information
The table below presents information regarding equity compensation plans under which our common stock may be issued to employees and non-employees as compensation as of December 31, 2025.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (in thousands)(1)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (in thousands)(1)
Equity compensation plans approved by security holders(1)
Options	3,760	81.72
RSUs	2,542	__
PSUs	1,076	__
Total	9,938	__	34,159
(1)In connection with the Spin-Off, we adopted the GE HealthCare 2023 Long-Term Incentive Plan, the GE HealthCare Mirror 2022 Long-Term Incentive Plan, the GE HealthCare Mirror 2007 Long-Term Incentive Plan, and the GE HealthCare Mirror 1990 Long-Term Incentive Plan, which plans became effective as of the Spin-Off.

GE HEALTHCARE 2026 PROXY STATEMENT	65

Independent Auditor

Management Proposal No. 3 Ratification of the Appointment of Deloitte & Touche LLP as Our Independent Auditor for the Fiscal Year Ending December 31, 2026
What are you voting on?
We are asking stockholders to ratify the selection of Deloitte as our independent auditor for the fiscal year ending December 31, 2026.
Why are we asking you to vote?
Although ratification is not required by our bylaws or otherwise, the Board is submitting the proposal as a matter of good corporate governance. If our stockholders fail to ratify the selection, it will be considered notice to the Board and the Audit Committee to consider whether to select a different firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent auditor at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

The Board recommends a vote FOR ratification of the Audit Committee’s selection of Deloitte & Touche LLP as our independent auditor for the fiscal year ending December 31, 2026

Review and Engagement
The Audit Committee is responsible for the appointment, compensation (including advance approval of the audit fee), retention, and oversight of the independent auditor that audits our financial statements and our internal control over financial reporting. In accordance with its charter, the Audit Committee has selected Deloitte, an independent registered public accounting firm, to be our auditors for the fiscal year ending December 31, 2026. The Audit Committee believes that this selection is in the best interests of GE HealthCare and its stockholders and, therefore, recommends to stockholders that they ratify that appointment.
Prior to the selection of Deloitte as the Company’s independent auditor, the Audit Committee considered many factors, including:
•Deloitte’s capability and expertise in addressing and advising on the breadth and complexity of our global operations
•Deloitte’s independence
•The appropriateness of Deloitte’s fees for audit and non-audit services
•Deloitte’s reputation for integrity and competence in the fields of accounting and auditing
•The level of service provided by the firm
A representative of Deloitte will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate stockholder questions.

66	GE HEALTHCARE 2026 PROXY STATEMENT

Independent Auditor
Audit Committee Report
The following report of the Audit Committee shall not be deemed to be “soliciting material” nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, and shall not otherwise be deemed filed under these acts, except to the extent we specifically incorporate by reference into such filings.
The Audit Committee reflects the Board’s commitment to active oversight throughout the organization. The Audit Committee met 10 times in 2025 to oversee the various matters under its remit, including:
•Financial performance and outlook
•Oversight of our external auditor
•Internal audit
•Finance transformation
•Information technology and cybersecurity
•Compliance
•Litigation and investigations
•Tax
Roles and Responsibilities: The Audit Committee, on behalf of the Board, oversees GE HealthCare’s accounting and financial reporting processes, the integrity of the Company’s financial statements, and the annual independent audit of the Company’s financial statements. The Audit Committee oversees the independent auditors’ qualifications and independence as well as the Internal Audit department, and, in consultation with the CFO, is directly responsible for oversight of the chief audit executive. In performing its oversight function, the Audit Committee relies, without independent verification, on the information provided to it and on representations made by management and the independent auditors. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, preparing the financial statements, and for the public reporting process. Our independent auditor, Deloitte, is responsible for expressing opinions on the conformity of the Company’s audited financial statements, in all material respects, with generally accepted accounting principles and on the Company’s internal control over financial reporting.
Required Disclosures and Discussions: In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and Deloitte the audited financial statements and management’s assessment of the effectiveness of the Company’s internal control over financial reporting and the independent registered public accounting firm’s evaluation of the Company’s internal control over financial reporting as of December 31, 2025. The Audit Committee has also discussed with Deloitte the matters that are required to be discussed under applicable Public Company Accounting Oversight Board (“PCAOB”) and SEC requirements. Deloitte has provided to the Audit Committee the written disclosures and the PCAOB-required letter regarding its communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Deloitte that firm’s independence. The Audit Committee has also considered whether the provision of the services described on page 68 under the caption “Fees Paid to Deloitte” is compatible with maintaining the independence of the independent registered public accounting firm. The Audit Committee has concluded that Deloitte’s provision of audit and non-audit services to GE HealthCare and its affiliates during 2025 was compatible with Deloitte’s independence.
Audit Committee Recommends Including the Financial Statements in the Annual Report: Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements for the year ended December 31, 2025 be included in our Annual Report on Form 10-K for 2025 for filing with the SEC. This report is provided by the following independent directors, who comprise the Audit Committee:
Catherine Lesjak
Anne T. Madden
William J. Stromberg
Phoebe L. Yang

GE HEALTHCARE 2026 PROXY STATEMENT	67

Independent Auditor
Fees Paid to Independent Auditor
The Audit Committee oversees the audit and non-audit services provided by the independent auditor, participates in the pre-approval of fees with the independent auditor, reviews and approves the audit plan and associated fees, and receives periodic reports on the fees paid.
The Audit Committee may authorize Deloitte (along with other accounting firms) to provide non-audit services. Accordingly, the Audit Committee has established the following policies and processes related to non-audit services.
We Limit the Non-Audit Services that Deloitte can Provide
To minimize relationships that could appear to impair Deloitte’s objectivity, the Audit Committee will only pre-approve permissible, selected types of non-audit services that Deloitte may provide to us (and that otherwise would be permissible under SEC rules). For additional detail, see the Audit Committee charter available in the investors section of our website at investor.gehealthcare.com.
We Have a Pre-Approval Process for Non-Audit Services
The Audit Committee has adopted policies and procedures for pre-approving all non-audit services that Deloitte provides to us. Specifically, the Audit Committee pre-approves the use of Deloitte for specific types of services within the categories of merger and acquisition services; employee benefit plan audits; agreed-upon procedures, accounting consultations, and internal control-related services; tax compliance and consultation services; certain business advisory services; and other permissible services. The Audit Committee sets a specific annual limit on the amount of non-audit services that the Company can obtain from Deloitte. It has also required management to obtain specific pre-approval from the Audit Committee for any single engagement over $500,000. The Audit Committee chair is authorized to pre-approve any audit or non-audit service on behalf of the Audit Committee and presents these decisions to the full committee at its next regularly scheduled meeting.
We Have Hiring Restrictions for Deloitte Employees
To avoid potential conflicts of interest, the Audit Committee has adopted practices regarding the hiring by the Company of any partner, director, manager, staff, advising member of the department of professional practice, reviewing actuary, reviewing tax professional, and any other persons having responsibility for providing audit assurance on any aspect of their audit of the Company’s financial statements. These restrictions are contained in our Governance Principles.
Principal Accountant Fees and Services
Fees Paid to Deloitte
Deloitte audited our consolidated financial statements and our internal controls over financial reporting for the year ended December 31, 2025 and has been our independent auditor since 2022. Fees billed for professional services rendered by Deloitte for the fiscal years ended December 31, 2025 and December 31, 2024 were as set forth in the table below.

	2025	2024
	(In thousands)
Audit Fees(1)	$17,003	$16,807
Audit-Related Fees(2)	1,074	1,309
Tax Fees(3)	13	25
All Other Fees(4)	7	7
Total	$18,097	$18,148
(1)Audit Fees consists of fees for: (1) the audit of GE HealthCare’s annual financial statements and internal controls over financial reporting, (2) the review of GE HealthCare’s interim financial statements, and (3) the performance of audits in accordance with international statutory requirements.
(2)Audit-Related Fees consists of fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees” above, including: (1) employee benefit plan audits, (2) special attestation reports, and (3) comfort letters and consents related to SEC filings.
(3)Tax Fees consists of fees billed for professional services for tax compliance, tax advice, and tax planning. These tax services include assistance regarding international tax compliance and transfer pricing studies.
(4)All Other Fees consist of fees for products and services provided by Deloitte, other than the services reported under “Audit Fees,” “Audit-Related Fees,” or “Tax Fees” above.

68	GE HEALTHCARE 2026 PROXY STATEMENT

Submitting 2027 Proposals
The table below summarizes the requirements for stockholders who wish to submit proposals, including director nominations, for the 2027 Annual Meeting of Stockholders. Stockholders are encouraged to consult Rule 14a-8 of the Exchange Act (“Rule 14a-8”) or our bylaws, as applicable, to see all applicable requirements.

	Proposals for Inclusion in the 2027 Proxy Statement	Director Nominees for Inclusion in the 2027 Proxy Statement (Proxy Access)	Other Proposals/Nominees to be Presented at the 2027 Meeting

Type of Proposal	SEC rules permit stockholders to submit proposals for inclusion in our proxy statement by satisfying the requirements specified in Rule 14a-8.
A stockholder (or a group of up to 20 stockholders) owning at least 3% of GE HealthCare stock for at least 3 years may submit director nominees (up to the greater of two or 20% of the Board) for inclusion in our proxy statement by satisfying the requirement specified in Article III, Section 3.5 of our bylaws(2).

Stockholders may present proposals or director nominations directly at the Annual Meeting of Stockholders (and not for inclusion in our proxy statement) by satisfying the requirements specified in Article II, Section 2.2 and Article III, Section 3.3 of our bylaws (which includes information required under Rule 14a-19)(2).

When Proposal must be Received by GE HealthCare	No later than close of business (5 p.m. Eastern Time) on November 19, 2026(1)	No earlier than October 20, 2026 and no later than close of business (5 p.m. Eastern Time) on November 19, 2026(3)	No earlier than January 7, 2027 and no later than close of business (5 p.m. Eastern Time) on February 6, 2027(3)

Where to Send	By Mail:	GE HealthCare Attn: Corporate Secretary 500 West Monroe St. Chicago, Illinois 60661
	By Email:	corporate.secretary@gehealthcare.com

What to Include	The information required by Rule 14a-8	The information required by our bylaws(2)
(1)This date assumes that we do not change the date of our 2027 Annual Meeting of Stockholders by more than 30 days from the anniversary date of the Annual Meeting.
(2)Our bylaws are available in the Investors section of our website, investor.gehealthcare.com.
(3)These dates assume that we do not change the date of our 2027 Annual Meeting of Stockholders by more than 30 days before or 60 days after the anniversary date of the Annual Meeting.
Stockholder Proposal Excluded
On November 17, 2025, the SEC issued a statement that it will not express views on the reasons companies intend to exclude proposals cited in no-action letter requests, and will not object if companies omit proposals if the company represents to the SEC that it has a reasonable basis to exclude the stockholder proposal based on Rule 14a-8. We received a stockholder proposal from Martin Harangozo on October 24, 2025. After review, we determined, based on a review of the provisions of Rule 14a-8 and prior SEC staff guidance on the application of Rule 14a-8, the proposal was excludable under Rule 14a‑8 on both procedural and substantive grounds, including that the proponent failed to provide adequate proof of continuous ownership and meeting availability (Rules 14a‑8(b) and 14a‑8(f)(1)), the proposal relates to the redress of a personal grievance (Rule 14a‑8(i)(4)), and we have substantially implemented the proposal (Rule 14a‑8(i)(10)). On January 2, 2026, the SEC indicated that it would not object to the exclusion. As a result, we have not included the proposal in this proxy statement. Our notice to the SEC explaining in greater detail the bases for our exclusion of this proposal is available on the SEC’s website.

GE HEALTHCARE 2026 PROXY STATEMENT	69

Voting and Meeting Information
Voting Standards and Board Recommendations
The following summarizes the Board’s voting recommendations for each proposal, the vote required for each proposal to pass, and the effect of abstentions and broker non-votes on each proposal.

Voting Item	Board Recommendation	Voting Standards	Treatment of Abstentions	Treatment of Broker Non-Votes

Election of Directors	For each director nominee	Majority of votes cast	Not counted as votes cast and therefore no effect	Not counted as votes cast and therefore no effect

Say-On-Pay	For	Affirmative vote of majority of the voting power of shares of stock present in person or represented by proxy and entitled to vote thereon	Same as vote against	Not counted as entitled to vote and therefore no effect

Ratification of Auditor	For	Affirmative vote of majority of the voting power of shares of stock present in person or represented by proxy and entitled to vote thereon	Same as vote against	Not applicable

We Have a Majority Voting Standard for Director Elections: Each director nominee who receives a majority of the votes cast will be elected, except in a contested election where director nominees are elected by a plurality of the votes cast. Any current director who does not meet this standard is subject to the Board’s policy regarding resignations by directors who do not receive a majority of “For” votes, which is described in the Governance Principles. All other matters are approved if supported by the affirmative vote of a majority of the voting power of shares of stock present in person or represented by proxy and entitled to vote thereon.
Meeting Information
We have adopted a virtual format for the Annual Meeting to provide for a safe, consistent, and convenient experience for all stockholders.
How Do I Attend the Virtual Meeting? To participate in the meeting, you must have your 16-Digit Control Number that is shown on your Notice of Internet Availability of Proxy Materials (“Notice”) or as provided via email from Broadridge, or if you received a printed copy of the proxy materials, on your proxy card or the voting instruction form that accompanied your proxy materials. If the Notice or voting instruction form that you received does not indicate that you may vote your shares through the www.proxyvote.com website, you should contact your bank, broker, or other nominee (preferably at least 5 days before the Annual Meeting) and obtain a “legal proxy” (which will contain a 16-digit control number that will allow you to attend, participate in, or vote at the meeting). You may access the Annual Meeting by visiting www.virtualshareholdermeeting.com/GEHC2026. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting log-in page. Technical support will be available starting 15 minutes prior to the meeting.

70	GE HEALTHCARE 2026 PROXY STATEMENT

Voting and Meeting Information
Can I Ask a Question at the Virtual Annual Meeting? Stockholders of record will be able to submit questions during the virtual meeting by typing the question into the “Ask a Question” field and clicking “Submit.” We will answer questions that comply with the meeting rules of conduct during the Annual Meeting, subject to time constraints. If we receive related questions, we may group those questions together. Questions related to personal matters, which are not pertinent to Annual Meeting matters, or that contain derogatory references to individuals, use offensive language, or are otherwise out of order or not suitable for the conduct of the Annual Meeting, will not be addressed during the meeting. If there are questions pertinent to Annual Meeting matters that cannot be answered during the Annual Meeting due to time constraints, management will post answers to such questions at investor.gehealthcare.com.
What Do I Do if I Need Technical Assistance During the Meeting? If you encounter any difficulties accessing the meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual stockholder meeting log-in page.
Voting Information
Who is Entitled to Vote? Stockholders of record at the close of business on the record date (March 9, 2026) are eligible to vote at the meeting. Our voting securities consist of our $0.01 par value common stock, and there were 456,290,143 shares outstanding on the record date.
How Do I Vote My Shares if I am a Record Holder? If your name is registered on GE HealthCare’s stockholder records as the owner of shares, you are the “record holder.” If you hold shares as a record holder, there are four ways that you can vote your shares:
1.Over the Internet. Vote at www.proxyvote.com. The internet voting system is available 24 hours a day until 11:59 p.m. Eastern Time on Wednesday, May 6, 2026. Once you enter the internet voting system, you can record and confirm (or change) your voting instructions.
•You will need the 16-digit number included on your proxy card (if you received a paper copy of the proxy materials) to obtain your records and to vote.
2.By Telephone. You can vote by calling 1-800-690-6903. The telephone voting system is available 24 hours a day in the United States until 11:59 p.m. Eastern Time on Wednesday, May 6, 2026. Once you enter the telephone voting system, a series of prompts will tell you how to record and confirm (or change) your voting instructions.
•You will need the 16-digit number included on your Notice or your proxy card (if you received a paper copy of the proxy materials) in order to vote by telephone.
3.By Mail. If you received a paper copy of the proxy materials, mark your voting instructions on the proxy card and sign, date, and return it in the postage-paid envelope provided. If you received only a Notice but want to vote by mail, the Notice includes instructions on how to request a paper proxy card. For your mailed proxy card to be counted, we must receive it before 11:59 p.m. Eastern Time on Wednesday, May 6, 2026.
4.Online at the Annual Meeting. You may vote and submit questions while attending the Annual Meeting online via live webcast. Shares held in your name as the stockholder may be voted by you, while the polls remain open, at www.virtualshareholdermeeting.com/GEHC2026 during the meeting.
•You will need the 16-digit number included on your Notice or your proxy card (if you received a paper copy of the proxy materials) in order to be able to vote and enter the meeting.
•Even if you plan to attend the Annual Meeting online, we encourage you to vote in advance by internet, telephone, or mail so that your vote will be counted even if you later decide not to attend the Annual Meeting.
How Do I Vote my Shares if my Shares are Held by a Broker, Bank, or Other Nominee? For those stockholders whose shares are held by a broker, bank, or other nominee, you must complete and return the voting instruction form provided by your broker, bank, or nominee in order to instruct your broker, bank, or nominee on how to vote. Unless you provide voting instructions, your shares may not be voted on any matter except for ratifying the appointment of our independent auditors. To ensure that your shares are counted in the other proposals to come before the Annual Meeting, we encourage you to provide instructions on how to vote your shares. Please refer to information from your bank, broker, or other nominee on how to submit voting instructions.
In addition, if you attend the virtual Annual Meeting and have a 16-digit control number, you will be able to cast your vote via the online meeting platform during a designated portion of the meeting. Have your Notice, proxy card, or proxy form with the 16-digit control number available when you access the virtual Annual Meeting.

GE HEALTHCARE 2026 PROXY STATEMENT	71

Voting and Meeting Information
What Shares are Included on the Proxy Form? If you are a stockholder of record, you will receive only one Notice or proxy form for all the shares of common stock you hold in certificate form and in book-entry form. Please vote proxies for all accounts to ensure that all of your shares are voted. If you wish to consolidate multiple registered accounts, contact EQ Shareowner Services at 1-833-914-2122 or at www.shareowneronline.com.
What is Notice and Access? The SEC’s notice and access rule allows companies to deliver a Notice to stockholders in lieu of a paper copy of the proxy statement and annual report. The Notice provides instructions as to how stockholders can access the proxy statement and the annual report online, contains a listing of matters to be considered at the Annual Meeting, and sets forth instructions as to how shares can be voted. Instructions for requesting a paper copy of the proxy statement and the annual report are set forth on the Notice.
Shares must be voted by internet, by phone, or by completing and returning a proxy form. Shares cannot be voted by marking, writing on, and/or returning the Notice. Any Notices that are returned will not be counted as votes.
What if I am a Stockholder of Record and Do Not Specify a Choice for a Matter when Returning a Proxy Form? Stockholders should specify their choice for each matter on the proxy form. If no specific instructions are given, proxies that are signed and returned will be voted in accordance with the Board’s recommendations.
Can I Change my Vote? You may change your vote by revoking your proxy at any time before it is exercised, which can be done by voting electronically during the meeting, by delivering a new proxy, or by notifying the inspector of election in writing. If your GE HealthCare shares are held for you in a brokerage, bank, or other institutional account, you must contact that institution to revoke a previously authorized proxy. The address for the inspector of election is First Coast Results, Inc., 200 Business Park Circle, Suite 112, Saint Augustine, FL 32095.
How are Votes Counted? Each share is entitled to one vote on each matter to be voted on at the Annual Meeting.
What are Broker Non-Votes? Broker non-votes occur on a matter up for vote when a broker, bank, or other holder of shares you own in “street name” is not permitted to vote on that particular matter without instructions from you, you do not give instructions, and the broker, bank, or other nominee indicates on its proxy form, or otherwise notifies us, that it does not have authority to vote its shares on that matter.
Is my Vote Confidential? Individual votes of stockholders are kept private, except as necessary to meet legal requirements. Only the independent inspector and certain employees of GE HealthCare and its agents have access to proxies and other individual stockholder voting records, and they must acknowledge in writing their responsibility to comply with this confidentiality policy.
Other Information
Who is Soliciting my Proxy and Who Pays the Expense of Such Solicitations? Your proxy is being solicited on behalf of the Board, and we will bear the cost of soliciting proxies. Proxies will be solicited by mail, telephone, other electronic means, or in person, and we will pay the solicitation costs. Copies of proxy materials will be supplied to brokers, dealers, banks, and voting trustees, or their nominees, to solicit proxies from beneficial owners, and we will reimburse these institutions for their reasonable expenses. Sodali & Co has been retained to assist in soliciting proxies for a fee of $15,000 plus distribution costs and other expenses.
What is “Householding”? Stockholders sharing a single address may receive only one copy of the proxy statement and annual report or the Notice, unless the transfer agent, broker, bank, or other nominee has received contrary instructions from any owner at that address. This practice, known as householding, is designed to reduce printing and mailing costs.
•To Receive Separate Copies. To request an individual copy of this proxy statement and the 2025 Form 10-K, or the materials for future meetings, write to sendmaterial@proxyvote.com with the control number from your Notice in the subject line, or call 800-579-1639. We will promptly deliver them to you.
•To Stop Receiving Separate Copies. If you currently receive separate copies of these materials and wish to receive a single copy in the future, you will need to contact your broker, bank, or other institution where you hold your shares.
How You Can Obtain More Information: If you have any questions about the proxy voting process, please contact the broker, bank, or other institution where you hold your shares. The SEC also has a website with more information about your rights as a stockholder. Additionally, you may contact our Investor Relations team by following the instructions on our Investor Relations website.
How Stockholders of Record can Request Copies of the 2025 Form 10-K: The 2025 Form 10-K is available in the Investors section of our website, investor.gehealthcare.com. If you hold your shares directly with us and previously elected not to receive an annual report for a specific account, you may request a copy by:
•Calling 1-866-540-7095
•Going online to www.proxyvote.com
•Emailing sendmaterial@proxyvote.com with the control number from your Notice in the subject line

72	GE HEALTHCARE 2026 PROXY STATEMENT

Appendix
Non-GAAP Financial Measures
This Proxy Statement, including the Compensation Discussion and Analysis, contains financial measures presented on a non-GAAP basis. GE HealthCare’s non-GAAP financial measures used in this document are defined below. Management recognizes that these non-GAAP financial measures have limitations, including that they may be calculated differently by other companies or may be used under different circumstances or for different purposes. In order to compensate for the discussed limitations, management does not consider these measures in isolation from or as alternatives to the comparable financial measures determined in accordance with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). For further information, including reconciliations of our non-GAAP financial measures to the most directly comparable U.S. GAAP measures, please refer to Item 7 in our 2025 Form 10-K. Differences between non-GAAP financial measures reported in our 2025 Form 10-K and measures utilized for compensation purposes are due to timing of assumptions used for target setting.
The Company reports Organic revenue and Organic revenue growth rate to provide management and investors with additional understanding and visibility into the underlying revenue trends of the Company’s established, ongoing operations, as well as provide insights into overall demand for its products and services. See below for definitions:
Organic revenue: Total revenues excluding the effects of acquisitions, dispositions, and foreign currency rate fluctuations.
Organic revenue growth: Rate of change when comparing Organic revenue, period over period.
PCS Organic revenue: Total PCS revenues excluding the effects of acquisitions, dispositions, and foreign currency rate fluctuations.
The Company reports Adjusted EBIT and Adjusted EPS to provide management and investors with additional understanding of its business by highlighting the results from ongoing operations and the underlying profitability factors, on a normalized basis. See below for definitions:
Adjusted EBIT: Net income attributable to GE HealthCare excluding the effects of Interest and other financial charges – net, Net (income) loss attributable to noncontrolling interests, Non-operating benefit (income) costs, Benefit (provision) for income taxes and certain tax related adjustments, and certain non-recurring and/or non-cash items. GE HealthCare may from time to time consider excluding other non-recurring items to enhance comparability between periods.
PCS Adjusted EBIT: PCS Segment EBIT excluding the effects of foreign currency exchange rate fluctuations in order to present Adjusted EBIT on a constant currency basis.
Cumulative Adjusted EBIT: Adjusted EBIT results aggregated over the applicable performance period.
Adjusted EPS: Diluted EPS from continuing operations excluding the per share impact of Non-operating benefit (income) costs, restructuring costs, acquisition and disposition-related charges (benefits), Spin-Off and separation costs, (gain) loss on business and asset dispositions, amortization of acquisition-related intangible assets, investment revaluation (gain) loss, tax effect of reconciling items, and certain tax adjustments as described in the Adjusted tax expense definition in our 2025 Form 10-K. In addition, we may from time to time consider excluding other nonrecurring items to enhance comparability between periods.
Cumulative Adjusted EPS: Adjusted EPS results aggregated over the applicable performance period.
The Company reports Free cash flow to provide management and investors with an important measure of the ability to generate cash on a normalized basis and provide insight into the Company’s flexibility to allocate capital. Free cash flow does not represent residual cash flows available for discretionary expenditures, due to the fact that the measure does not deduct the capital required for debt repayments. See below for the definition:
Free cash flow: Cash from (used for) operating activities – continuing operations adjusting for the effects of additions and dispositions of property, plant and equipment and additions of internal-use software.

GE HEALTHCARE 2026 PROXY STATEMENT	73

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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V86467-P45756 For Against Abstain For Against Abstain For Against Abstain ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! 2.&#9; Approval of our named executive officers’ compensation in an advisory vote. 3.&#9; Ratification of the appointment of Deloitte & Touche LLP as our independent auditor for the fiscal year ending December 31, 2026. GE HEALTHCARE TECHNOLOGIES INC. &#9; Nominees: 1.&#9; Election of Directors The Board of Directors recommends you vote FOR each of the following director nominees (1a through 1h): The Board of Directors recommends you vote FOR proposal 2: The Board of Directors recommends you vote FOR proposal 3: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 1a.&#9; Peter J. Arduini 1b.&#9; H. Lawrence Culp, Jr. 1c.&#9; Rodney F. Hochman 1d.&#9; Catherine Lesjak 1e.&#9; Kevin A. Lobo 1f.&#9; Anne T. Madden 1g.&#9; William J. Stromberg 1h.&#9; Phoebe L. Yang Management Proposals SCAN TO VIEW MATERIALS & VOTEw GE HEALTHCARE TECHNOLOGIES INC. 500 W. MONROE STREET CHICAGO, IL 60661 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 6, 2026 for shares held directly and by 11:59 p.m. Eastern Time on May 1, 2026 for shares held in a Sun Life plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/GEHC2026 You may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 6, 2026 for shares held directly and by 11:59 p.m. Eastern Time on May 1, 2026 for shares held in a Sun Life plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V86468-P45756 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. GE HEALTHCARE TECHNOLOGIES INC. Annual Meeting of Stockholders May 7, 2026 8:00 a.m. Central Time This proxy is solicited by the Board of Directors The stockholder(s) whose signature(s) appear(s) on the reverse side hereby appoint(s) Frank R. Jimenez and Jenny L. Lauth, or either of them, each with full power of substitution, as proxies, to vote all stock in GE HealthCare Technologies Inc. that the stockholder(s) would be entitled to vote on all matters that may properly come before the 2026 Annual Meeting of Stockholders and any adjournments or postponements thereof. If this proxy is properly executed, the proxies shall vote subject to the directions indicated on the reverse side of this form, and proxies are authorized to vote in their discretion upon other business as may properly come before the meeting and any adjournments or postponements thereof. The proxies will vote as the Board of Directors recommends where a choice is not specified. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no such directions are indicated, this proxy will be voted FOR the election of the nominees listed in Proposal Item 1a-1h and FOR Proposal Items 2 and 3. In their discretion, the proxy holders are authorized to vote upon any other matters as may properly come before the meeting and any adjournments or postponements thereof. In the event that any of the nominees named on the reverse side of this form are unavailable for election or unable to serve, the shares represented by the proxy may be voted for a substitute nominee selected by the Board of Directors. Continued and to be signed on reverse side